As filed with the Securities and Exchange Commission on August 30, 2006

                                          1933 Act Registration No. 333-________

--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

            [ ]     Pre-Effective                [ ]     Post-Effective
                    Amendment No.                        Amendment No.

                      PHOENIX STRATEGIC EQUITY SERIES FUND
                         (Phoenix Strategic Growth Fund)
               [Exact Name of Registrant as Specified in Charter]

                 Area Code and Telephone Number: (800) 243-1574

                                101 Munson Street
                         Greenfield, Massachusetts 01301

                       -----------------------------------
                    (Address of Principal Executive Offices)

                               Kevin J. Carr, Esq.
                      Vice President, Chief Legal Officer,
                    Counsel and Secretary for the Registrant
                         Phoenix Life Insurance Company
                                One American Row
                        Hartford, Connecticut 06103-2899
                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street, N.W.
                             Washington, D.C. 20006

    Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

    Title of Securities Being Registered: Shares of beneficial interest, no par value per share.

    The Registrant has registered an indefinite amount of securities of its Phoenix Strategic Growth Fund under the Securities Act of 1933 pursuant to
Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith. A Rule 24f-2 Notice for the Registrant's fiscal year ended April 30, 2006 was filed with the Commission on July 21, 2006.

    It is proposed that this filing will become effective on September 29, 2006, pursuant to Rule 488 of the Securities Act of 1933.

                      PHOENIX STRATEGIC EQUITY SERIES FUND
                                101 Munson Street
                         Greenfield, Massachusetts 01301

                                                              September __, 2006

Dear Shareholder:

         The Board of Trustees of Phoenix Strategic Equity Series Fund ("Series Fund") has approved the reorganization of Phoenix Large-Cap Growth Fund ("Large-Cap Growth"), a series of Series Fund, into Phoenix Strategic Growth Fund ("Strategic Growth"), also a series of Series Fund. Strategic Growth's investment objective and investment strategies are identical and substantially similar, respectively, to those of Large-Cap Growth. The reorganization is expected to be completed on or about October 6, 2006. Once the reorganization is completed, you will become a shareholder of Strategic Growth and will receive shares of the corresponding class of Strategic Growth with an aggregate net value equal to the aggregate net asset value of your investment in Large-Cap Growth. No sales charge will be imposed in connection with the reorganization. Strategic Growth will pay all costs of the reorganization.

         The Board of Trustees of Series Fund believes that the reorganization offers you the opportunity to pursue your goals in a larger fund. The Board of Trustees has carefully considered and has unanimously approved the reorganization, as described in the accompanying materials, and believes that the reorganization is in the best interests of Large-Cap Growth and its shareholders.

         You are not being asked to vote on, or take any other action in connection with, the reorganization.

         If you have any questions, please call (860) 243-1574 between 8:00 a.m. and 6:00 p.m. Eastern time, Monday through Friday.

                                                   Sincerely,

                                                   /s/ Daniel T. Geraci
                                                   Daniel T. Geraci
                                                   President

                            ACQUISITION OF ASSETS OF

                          PHOENIX LARGE-CAP GROWTH FUND
                                   a series of
                      PHOENIX STRATEGIC EQUITY SERIES FUND
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

                        BY AND IN EXCHANGE FOR SHARES OF

                          PHOENIX STRATEGIC GROWTH FUND
                                   a series of
                      PHOENIX STRATEGIC EQUITY SERIES FUND

                        PROSPECTUS/INFORMATION STATEMENT

                            DATED SEPTEMBER __, 2006

         This Prospectus/Information Statement is being furnished in connection with the reorganization of Phoenix Large-Cap Growth Fund ("Large-Cap Growth"), a series of Phoenix Strategic Equity Series Fund ("Series Fund"), into the Phoenix Strategic Growth Fund ("Strategic Growth"), a series of Series Fund. This Prospectus/Information Statement is being mailed on or about October 10, 2006.

         THIS PROSPECTUS/INFORMATION STATEMENT IS FOR INFORMATIONAL PURPOSES ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS PROSPECTUS/INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR WRITTEN CONSENT.

                                     GENERAL

         The Board of Trustees of Series Fund has approved the reorganization of Large-Cap Growth into Strategic Growth. Large-Cap Growth and Strategic Growth are sometimes referred to respectively in this Prospectus/Information Statement individually as a "Fund" and collectively as the "Funds".

         In the reorganization, all of the assets of Large-Cap Growth will be acquired by Strategic Growth in exchange for Class A, Class B, Class C and Class X shares of Strategic Growth and the assumption by Strategic Growth of the liabilities of Large-Cap Growth (the "Reorganization"). Class A, Class B, Class C and Class X shares of Strategic Growth will be distributed to each shareholder in liquidation of Large-Cap Growth, and Large-Cap Growth will be terminated as a series of Series Fund. You will then hold that number of full and fractional shares of Strategic Growth which have an aggregate net asset value equal to the aggregate net asset value of your shares of Large-Cap Growth.

         Large-Cap Growth and Strategic Growth are each separate diversified series of Series Fund, a Delaware statutory trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of Large-Cap Growth is identical to that of Strategic Growth, as follows:

--------------------------------------------------------------------------------
               Fund                              Investment Objective
               ----                              --------------------

-------------------------------------- -----------------------------------------
Large-Cap Growth                       Long-term capital growth.
-------------------------------------- -----------------------------------------
Strategic Growth                       Long-term capital growth.
--------------------------------------------------------------------------------

         The investment strategies for Large-Cap Growth are substantially similar to those for Strategic Growth, but there is a difference. Large-Cap Growth normally invests at least 80% of its assets in stocks of large capitalization companies, while Strategic Growth normally invests at least 65% of its assets in stocks of large capitalization companies. Strategic Growth's greater flexibility to invest its assets in stocks of small and medium capitalization companies could benefit the Fund at times when large capitalization companies are out of favor.

         This Prospectus/Information Statement explains concisely the information about Strategic Growth that you should know. Please read it carefully and keep it for future reference. Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

--------------------------------------------------------------------- -----------------------------
Information about Large-Cap
Growth and Strategic Growth:                               How to Obtain this Information:
----------------------------                               -------------------------------

-------------------------------------------------- ------------------------------------------------
Prospectus of Series Fund relating to Large-Cap    Copies are available upon request and
Growth and Strategic Growth, dated July 28, 2006   without charge if you:

Statement of Additional Information of Series      o  Write to Phoenix Equity Planning
Fund relating to Large-Cap Growth and Strategic       Corporation, One American Row,
Growth, dated July 28, 2006                           P.O. Box 150480, Hartford, CT
                                                      06115-0480; or
Annual Report of Series Fund relating to
Large-Cap Growth and Strategic Growth for the      o  Call (800) 243-1574 toll-free; or
year ended April 30, 2006
                                                   o  Visit PhoenixFunds.com or
                                                      PhoenixInvestments.com on the internet.


---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
-------------------------------------------------- ------------------------------------------------
Information about the Reorganization:                      How to Obtain this Information:
-------------------------------------                      -------------------------------

-------------------------------------------------- ------------------------------------------------
Statement of Additional Information dated          Copies are available upon request and
September __, 2006, which relates to this          and without charge if you:
Prospectus/Information
Statement and the Reorganization
                                                   o  Write to Phoenix Equity Planning
                                                      Corporation, One American Row,
                                                      P.O. Box 150480, Hartford, CT
                                                      06115-0480; or

                                                   o  Call (800) 243-1574 toll-free.


---------------------------------------------------------------------------------------------------

         You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

         Information relating to Large-Cap Growth and Strategic Growth contained in the Prospectus of Series Fund dated July 28, 2006 (SEC File No. 811-04727) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Information Statement.) The Statement of Additional Information dated September __, 2006 relating to this Prospectus/Information Statement and the Reorganization, which includes the financial statements of Series Fund relating to Large-Cap Growth and Strategic Growth for the year ended April 30, 2006, and pro forma financial statements of Series Fund relating to Strategic Growth for the twelve month period ended April 30, 2006, is incorporated by reference in its entirety in this document.

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/INFORMATION STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

         AN INVESTMENT IN STRATEGIC GROWTH:

o  is not a deposit of, or guaranteed by, any bank
o is not insured by the FDIC, the Federal Reserve Board or any other government agency
o  is not endorsed by any bank or government agency
o involves investment risk, including possible loss of the purchase payment of your original investment

                                                  Table of Contents                                            Page
                                                  -----------------                                            ----


SUMMARY...........................................................................................................5
         Why is the Reorganization occurring?.....................................................................5
         What are the key features of the Reorganization?.........................................................5
         After the Reorganization, what shares of Strategic Growth will I own?....................................5
         How will the Reorganization affect me?...................................................................6
         Will I be able to purchase, exchange and redeem shares and receive distributions in the same way?........6
         How do the Funds' investment objectives, principal investment strategies and risks compare?..............7
         How do the Funds fees and expenses compare?..............................................................9
         How do the Funds' performance records compare?..........................................................14
         Who will be the Adviser and Subadviser of my Fund after the Reorganization?  What will the advisory and subadvisory fees be after the Reorganization?.......................................................17
         What will be the primary federal tax consequences of the Reorganization?................................19
RISKS............................................................................................................19
         Are the risk factors for the Funds similar?.............................................................19
         What are the primary risks of investing in each Fund?...................................................19
         Are there any other risks of investing in each Fund?....................................................21
INFORMATION ABOUT THE REORGANIZATION.............................................................................21
         Reasons for the Reorganization..........................................................................21
         Agreement and Plan of Reorganization....................................................................22
         Federal Income Tax Consequences.........................................................................24
         Pro Forma Capitalization................................................................................24
         Distribution of Shares..................................................................................25
         Purchase and Redemption Procedures......................................................................26
         Exchange Privileges.....................................................................................27
         Dividend Policy.........................................................................................27
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS..................................................................27
         Form of Organization....................................................................................27
         Capitalization..........................................................................................28
         Shareholder Liability...................................................................................28
         Shareholder Meetings and Voting Rights..................................................................28
         Liquidation.............................................................................................29
         Liability and Indemnification of Trustees...............................................................29
         Shareholder Information.................................................................................30
         Control Persons and Principal Holders of Securities.....................................................30
FINANCIAL STATEMENTS AND EXPERTS.................................................................................32
LEGAL MATTERS....................................................................................................32
ADDITIONAL INFORMATION...........................................................................................32
Exhibit A--Form of Agreement and Plan of Reorganization.........................................................A-1

                                     SUMMARY

      THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE
       REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS
         IMPORTANT TO YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD
      READ THIS ENTIRE PROSPECTUS/INFORMATION STATEMENT AND THE EXHIBITS.

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Information Statement, the Prospectus and Statement of Additional Information relating to the Funds and the form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Information Statement as Exhibit A.

WHY IS THE REORGANIZATION OCCURRING?

         The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds with similar investment objectives and similar investment strategies within the Phoenix Funds complex, while simultaneously creating economies of scale for the surviving funds that are intended to lower fund expenses. Both Funds are managed and constructed in a similar style and composition. The proposed Reorganization will allow shareholders of Large-Cap Growth to own a fund that is similar in style, but with a greater amount of assets. Strategic Growth has an identical investment objective and substantially similar investment strategies as Large-Cap Growth, while it has outperformed Large-Cap Growth on a one-year basis, through December 31, 2005. Because each Fund changed its portfolio management team in 2005, only the one-year performance is reflective of the Fund's current portfolio management team's investment management skills. The Reorganization should create better efficiencies for the portfolio management team and perhaps lower fees for Strategic GROWTH.

WHAT ARE THE KEY FEATURES OF THE REORGANIZATION?

         The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

o the transfer in-kind of all of the assets of Large-Cap Growth to Strategic Growth in exchange for Class A, Class B, Class C and Class X shares of Strategic Growth;
o the assumption by Strategic Growth of all of the liabilities of Large-Cap Growth;
o the liquidation of Large-Cap Growth by distribution of Class A, Class B, Class C and Class X shares of Strategic Growth to Large-Cap Growth's shareholders; and
o the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

         The Reorganization is expected to be completed on or about October 6, 2006.

AFTER THE REORGANIZATION, WHAT SHARES OF STRATEGIC GROWTH WILL I OWN?

         If you own Class A, Class B, Class C or Class X shares of Large-Cap Growth, you will own Class A, Class B, Class C or Class X shares, respectively, of Strategic Growth.

         The new shares you receive will have the same total value as your shares of Large-Cap Growth, as of the close of business on the day immediately prior to the Reorganization.

HOW WILL THE REORGANIZATION AFFECT ME?

         It is anticipated that the Reorganization will benefit you as follows:

o OPERATING EFFICIENCIES: Upon the Reorganization of Large-Cap Growth into Strategic Growth, operating efficiencies may be achieved by Strategic Growth because it will have a greater level of assets. As of April 30, 2006, Large-Cap Growth's net assets were approximately $113.2 million and Strategic Growth's net assets were approximately $116.1 million.

         After the Reorganization the value of your shares will depend on the performance of Strategic Growth rather than that of Large-Cap Growth. The Trustees of Series Fund believe that the Reorganization will benefit both Large-Cap Growth and Strategic Growth. All of the costs of the Reorganization, including the cost of mailing this Prospectus/Information Statement, will be paid by Strategic Growth.

         Like Large-Cap Growth, Strategic Growth will declare and pay dividends from net investment income semiannually and will distribute net realized capital gains, if any, at least annually. These dividends and distributions will continue to be automatically reinvested in additional Class A, Class B, Class C and Class X shares of Strategic Growth or distributed in cash, if you have so elected.

         The Trustees of Series Fund, including the Trustees who are not "interested persons" as such term is defined in the 1940 Act (the "Disinterested Trustees"), have concluded that the Reorganization would be in the best interest of the shareholders of Large-Cap Growth, and that their interests will not be diluted as a result of the Reorganization.

         The Trustees of Series Fund, including the Disinterested Trustees, also have concluded that the Reorganization would be in the best interest of the shareholders of Strategic Growth, and that their interests will not be diluted as a result of the Reorganization.

WILL I BE ABLE TO PURCHASE, EXCHANGE AND REDEEM SHARES AND RECEIVE DISTRIBUTIONS IN THE SAME WAY?

         The Reorganization will not affect your right to purchase and redeem shares, to exchange shares or to receive distributions. After the Reorganization, you will be able to purchase additional Class A, Class B, Class C and Class X shares, as applicable, of Strategic Growth in the same manner as you did for your shares of Large-Cap Growth before the Reorganization. For more information, see "Purchase and Redemption Procedures", "Exchange Privileges" and "Dividend Policy" below.

HOW DO THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

         The investment objective of Large-Cap Growth is identical to that of Strategic Growth while the investment strategies of the Funds are substantially similar. Each Fund's investment objective is fundamental, and generally may not be changed without shareholder approval.

         The following tables summarize a comparison of Large-Cap Growth and Strategic Growth with respect to their investment objectives and principal investment strategies, as set forth in the Prospectus and Statement of Additional Information relating to the Funds.

--------------------------------------------------------------------------------
                   LARGE-CAP GROWTH

------------------ -------------------------------------------------------------
Investment         Long-term capital growth.
Objective

------------------ -------------------------------------------------------------
Principal          Under normal circumstances, the Fund invests at least 80% of
Investment         its assets in stocks of large capitalization companies that,
Strategies         at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 1000(R)
                   Growth Index. As of June 30, 2006, the market capitalization range of companies included in the Russell 1000(R) Growth
                   Index was $3.3 billion to $342.7 billion.

                   The adviser manages the Fund's investment program and the general operations of the Fund, including oversight of the Fund's subadviser. The subadviser manages the investments of the Fund. The subadviser uses a bottom-up, fundamental approach focusing primarily on profit acceleration. A screening process is utilized to select stocks of companies that it believes are growing earnings at accelerated rates; producing quality, sustainable earnings; reasonably valued relative to their growth rate; well managed; and have potential to exceed earnings expectations. Surviving companies are subject to rigorous fundamental analysis.

                   The subadviser seeks to control risk through adequate diversification, position and volatility constraints, valuation constraints, and ongoing and intensive fundamental research.

                   Stocks are reviewed for sale if a deterioration in fundamentals results in an earnings disappointment; valuation levels are unsustainable; earnings acceleration peaks; or if the subadviser feels a better investment opportunity is available.

                   The subadviser's investment strategy may result in a higher portfolio turnover rate for the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   STRATEGIC GROWTH

------------------ -------------------------------------------------------------
Investment         Long-term capital growth.
Objective

------------------ -------------------------------------------------------------
Principal          Under normal circumstances, the Fund invests at least 65% of
Investment         its assets in stocks of large capitalization companies that,
Strategies         at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 1000(R)
                   Growth Index. As of June 30, 2006, the market capitalization range of companies included in the Russell 1000(R) Growth
                   Index was $3.3 billion to $342.7 billion.

                   The adviser manages the Fund's investment program and the general operations of the Fund, including oversight of the Fund's subadviser. The subadviser manages the investments of the Fund. The subadviser uses a bottom-up, fundamental approach focusing primarily on profit acceleration. A screening process is utilized to select stocks of companies that it believes are growing earnings at accelerated rates; producing quality, sustainable earnings; reasonably valued to their growth rate; well managed; and have potential to exceed earnings expectations. Surviving companies are subjected to rigorous fundamental analysis.

                   Stocks are reviewed for sale if a deterioration in fundamentals results in an earnings disappointment; valuation levels are unsustainable; earnings acceleration peaks; or if the subadviser feels a better investment opportunity is available.

                   The subadviser's investment strategy may result in a higher portfolio turnover rate for the Fund.

--------------------------------------------------------------------------------

         The principal risks of investing in Strategic Growth are substantially similar to those of investing in Large-Cap Growth. They include:

o Market risk - the Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings.

o Market capitalization risk - investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor; investments in medium and small capitalization companies may be subject to special risks which cause them to be subject to greater price volatility and more significant declines in market downturns than securities of larger companies; investments in small capitalization companies may be subject to more risk than investments in medium capitalization companies.

o Investment style risk - different investment styles such as growth or value investing tend to shift in or out of favor, depending on market and economic conditions as well as investor sentiment.

         Large-Cap Growth and Strategic Growth may employ defensive investment strategies when, in the belief of the subadviser, adverse market conditions warrant doing so. Under such circumstances, Large-Cap Growth and Strategic Growth each may hold any part of its assets in cash or money market instruments, including U.S. Treasury obligations maturing within one year from the date of purchase. These strategies, which would be employed only in seeking to avoid losses, are inconsistent with the Funds' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

         For a detailed discussion of the Funds' risks, see the section entitled "Risks" below.

         The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectus and Statement of Additional Information of the Funds.

         Because Large-Cap Growth and Strategic Growth have identical investment objectives and substantially similar investment strategies, it is not anticipated that the securities held by Large-Cap Growth will be sold in significant amounts in order to comply with the policies and investment practices of Strategic Growth in connection with the Reorganization. If any such sales occur, the transaction costs will be borne by Strategic Growth. Such costs are ultimately borne by the Fund's shareholders.

HOW DO THE FUNDS FEES AND EXPENSES COMPARE?

         Large-Cap Growth offers four classes of shares (Class A, Class B, Class C and Class X), while Strategic Growth offers three classes of shares (Class A, Class B and Class C). Class X shares of Strategic Growth will first become available no later than the date of the Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

         The following tables allow you to compare the various fees and expenses that you may pay for buying and holding Class A, Class B, Class C and Class X shares of each of the Funds. The tables entitled "Strategic Growth (Pro Forma)" show you what fees and expenses are estimated to be assuming the Reorganization takes place.

         The amounts for the Class A, Class B, Class C and Class X shares of Large-Cap Growth and Strategic Growth set forth in the following tables and in the examples are based on the expenses for Large-Cap Growth and Strategic Growth for the twelve month period ended April 30, 2006. The amounts for Class A, Class B, Class C and Class X shares of Strategic Growth (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of Strategic Growth would have been for the twelve month period ended April 30, 2006, assuming the Reorganization had taken place on May 1, 2005.

         Shareholder Fees (fees paid directly from your investment)

--------------------------------------------------------------------------------

                                LARGE-CAP GROWTH
                                ----------------

----------------------------- ------------ ------------ ------------ -----------
                                Class A      Class B      Class C      Class X
                                -------      -------      -------      -------
----------------------------- ------------ ------------ ------------ -----------
Maximum Sales Charge (Load)      5.75%        None         None         None
Imposed on a Purchase (as a
percentage of offering
price)
----------------------------- ------------ ------------ ------------ -----------
Maximum Deferred Sales          None(a)     5.00%(b)     1.00%(c)       None
Charge (Load) (as a
percentage of the lesser of
the value redeemed or the
amount invested)
----------------------------- ------------ ------------ ------------ -----------
Maximum Sales Charge (Load)      None         None         None         None
Imposed on Reinvested
Dividends

----------------------------- ------------ ------------ ------------ -----------
Redemption Fee                   None         None         None         None
----------------------------- ------------ ------------ ------------ -----------
Exchange Fee                     None         None         None         None
--------------------------------------------------------------------------------

     -------------------------------------------------------------------

                                             STRATEGIC GROWTH
                                             ----------------

     ----------------------------- -------------------------------------
                                   Class A      Class B      Class C
                                   -------      -------      -------

     ---------------------------- ----------- ------------- ------------
     Maximum Sales Charge           5.75%         None         None
     (Load) Imposed on a
     Purchase (as a percentage
     of offering price)
     ---------------------------- ----------- ------------- ------------
     Maximum Deferred Sales        None(a)      5.00%(b)     1.00%(c)
     Charge (Load) (as a
     percentage of the lesser
     of the value redeemed or
     the amount invested)
     ---------------------------- ----------- ------------- ------------
     Maximum Sales Charge            None         None         None
     (Load) Imposed on
     Reinvested Dividends
     ---------------------------- ----------- ------------- ------------

     -------------------------------------------------------------------
     Redemption Fee                  None         None         None
     ---------------------------- ----------- ------------- ------------
     Exchange Fee                    None         None         None
     -------------------------------------------------------------------

-------------------------------------------------------------------------------

                                        STRATEGIC GROWTH (PRO FORMA)
                                        ----------------------------

---------------------------- --------------------------------------------------
                              Class A      Class B      Class C      Class X
                              -------      -------      -------      -------
---------------------------- ----------- ------------- ----------- ------------
Maximum Sales Charge           5.75%         None         None        None
(Load) Imposed on a
Purchase (as a percentage
of offering price)
---------------------------- ----------- ------------- ----------- ------------
Maximum Deferred Sales        None(a)      5.00%(b)     1.00%(c)      None
Charge (Load) (as a
percentage of the lesser
of the value redeemed or
the amount invested)
---------------------------- ----------- ------------- ----------- ------------
Maximum Sales Charge            None         None         None        None
(Load) Imposed on
Reinvested Dividends
---------------------------- ----------- ------------- ----------- ------------
Redemption Fee                  None         None         None        None
---------------------------- ----------- ------------- ----------- ------------
Exchange Fee                    None         None         None        None
-------------------------------------------------------------------------------

Fees and Expenses (as a percentage of average daily net assets)

---------------------------------------------------------------------------

                                       LARGE-CAP GROWTH
                                       ----------------

------------------------ --------------------------------------------------
                          Class A      Class B      Class C      Class X
                          -------      -------      -------      -------
------------------------ ----------- ------------ ------------ ------------
Management Fees            0.70%        0.70%        0.70%        0.70%
------------------------ ----------- ------------ ------------ ------------
Distribution and           0.25%        1.00%        1.00%        None
Shareholder Servicing
(12b-1) Fees(d)
------------------------ ----------- ------------ ------------ ------------
Other Expenses             0.44%        0.44%        0.44%        0.44%
------------------------ ----------- ------------ ------------ ------------
Total Annual Fund          1.39%        2.14%        2.14%        1.14%
Operating Expenses
---------------------------------------------------------------------------

-------------------------------------------------------------------------

                                            STRATEGIC GROWTH
                                            ----------------

-------------------------------- -------------- ------------ ------------
                                    Class A       Class B      Class C
                                    -------       -------      -------

-------------------------------- -------------- ------------ ------------
Management Fees                      0.75%         0.75%        0.75%
-------------------------------- -------------- ------------ ------------
Distribution and Shareholder         0.25%         1.00%        1.00%
Servicing (12b-1) Fees(d)
-------------------------------- -------------- ------------ ------------
Other Expenses                       0.62%         0.62%        0.62%
-------------------------------- -------------- ------------ ------------
Total Annual Fund Operating          1.62%         2.37%        2.37%
Expenses
-------------------------------------------------------------------------


---------------------------------------------------------------------------------------

                                             STRATEGIC GROWTH (PRO FORMA)
                                             ----------------------------

-------------------------------- ------------------------------------------------------
                                   Class A       Class B       Class C      Class X
                                   -------       -------       -------      -------
-------------------------------- ------------- ------------- ------------ -------------
Management Fees(e)                  0.70%         0.70%         0.70%        0.70%
-------------------------------- ------------- ------------- ------------ -------------
Distribution and Shareholder        0.25%         1.00%         1.00%         None
Servicing (12b-1) Fees(d)
-------------------------------- ------------- ------------- ------------ -------------
Other Expenses                      0.46%         0.46%         0.46%        0.46%
-------------------------------- ------------- ------------- ------------ -------------
Total Annual Fund Operating         1.41%         2.16%         2.16%        1.16%
Expenses
-------------------------------- ------------- ------------- ------------ -------------

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.

(e) Management fees have been restated to reflect a lower management fee.

         The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Large-Cap Growth versus Strategic Growth and Strategic Growth (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.

Examples of Fund Expenses

---------------------------------------------------------------------------------------------------
                                                  LARGE-CAP GROWTH
                                                  ----------------

                       One Year           Three Years          Five Years           Ten Years
                       --------           -----------          ----------           ---------

Class A                  $708                 $990               $1,292               $2,148
Class B                  $617                 $870               $1,149               $2,282
Class C                  $317                 $670               $1,149               $2,472
Class X                  $116                 $362                $628                $1,385
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                                  STRATEGIC GROWTH
                                                  ----------------

                       One Year           Three Years          Five Years           Ten Years
                       --------           -----------          ----------           ---------

Class A                  $730                $1,057              $1,406               $2,386
Class B                  $640                 $939               $1,265               $2,518
Class C                  $340                 $739               $1,265               $2,705
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                            STRATEGIC GROWTH (PRO FORMA)
                                            ----------------------------

                       One Year           Three Years          Five Years           Ten Years
                       --------           -----------          ----------           ---------

Class A                  $710                 $996               $1,302               $2,169
Class B                  $619                 $876               $1,159               $2,303
Class C                  $319                 $676               $1,159               $2,493
Class X                  $118                 $368                $638                $1,408
---------------------------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:

---------------------------------------------------------------------------------------------------
                                                  LARGE-CAP GROWTH
                                                  ----------------

                       One Year           Three Years          Five Years           Ten Years
                       --------           -----------          ----------           ---------

Class B                  $217                 $670               $1,149               $2,282
Class C                  $217                 $670               $1,149               $2,472
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                                  STRATEGIC GROWTH
                                                  ----------------

                       One Year           Three Years          Five Years           Ten Years
                       --------           -----------          ----------           ---------

Class B                  $240                 $739               $1,265               $2,518
Class C                  $240                 $739               $1,265               $2,705
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                            STRATEGIC GROWTH (PRO FORMA)

                       One Year           Three Years          Five Years           Ten Years

Class B                  $219                 $676               $1,159               $2,303
Class C                  $219                 $676               $1,159               $2,493
---------------------------------------------------------------------------------------------------


HOW DO THE FUNDS' PERFORMANCE RECORDS COMPARE?

         The following charts show how the Class A shares of each Fund has performed in the past. Past performance, before and after taxes, is not an indication of future results.

         Year-by-Year Total Return (%)
         -----------------------------

         The charts below show the percentage gain or loss for the Class A shares of Large-Cap Growth for each calendar year since the Fund's inception and Strategic Growth for the last ten calendar years.

         These charts should give you a general idea of the risks of investing in each Fund by showing how the Fund's return, as applicable, has varied from year-to-year. These charts include the effects of fund expenses. Each Fund's average annual returns in the charts below do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. Each Fund can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

                                LARGE-CAP GROWTH

                      97                      27.87%
                      98                      28.80%
                      99                      38.91%
                      00                     -13.21%
                      01                     -14.19%
                      02                     -29.34%
                      03                      25.77%
                      04                       3.15%
                      05                      -1.44%

                      High Quarter: 4th - 1999 27.55%
                      Low Quarter: 2nd - 2002 -17.67%
           Year-to-date performance (through June 30, 2006) is -1.89%

                                STRATEGIC GROWTH

                      96                      15.19%
                      97                      17.05%
                      98                      44.52%
                      99                      52.15%
                      00                     -12.54%
                      01                     -28.07%
                      02                     -35.52%
                      03                      37.54%
                      04                       5.03%
                      05                      -0.75%

                      High Quarter: 4th - 1998 37.17%
                      Low Quarter: 3rd - 2001 -31.55%
           Year-to-date performance (through June 30, 2006) is -3.76%

         The next set of tables lists the average annual total return by class of the Funds for the past one, five and ten years or since inception, as the case may be, (through December 31, 2005). The after-tax returns shown are for Class A of Large-Cap Growth and Strategic Growth; after-tax returns for other classes of the Funds will vary. These tables include the effects of sales charges (where applicable) and fund expenses and are intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with an appropriate widely recognized index of securities and a more narrowly based benchmark that reflects the market sectors in which the respective Fund invests, descriptions of which can be found following the tables. An index does not reflect fees, expenses or any taxes. It is not possible to invest directly in an index.

         Average Annual Total Return (for the period ended 12/31/2005)(1)
         ----------------------------------------------------------------

       --------------------------------------------------------------------------------------------------------------
       LARGE-CAP GROWTH              1 Year       5 Years        Since         Since         Since         Since
       ----------------               Ended        Ended       Inception     Inception     Inception     Inception
                                    12/31/05      12/31/05     (Class A)     (Class B)     (Class C)     (Class X)
                                    --------      --------     ---------     ---------     ---------     ---------

       --------------------------- ------------ ------------- ------------- ------------- ------------- -------------
       Class A shares

       --------------------------- ------------ ------------- ------------- ------------- ------------- -------------
           Return Before Taxes       -7.11%        -6.15%       7.20%(2)        ---           ---           ---

       --------------------------- ------------ ------------- ------------- ------------- ------------- -------------
           Return After Taxes on     -7.11%        -6.18%        5.38%          ---           ---           ---
           Distributions(3)

       --------------------------- ------------ ------------- ------------- ------------- ------------- -------------
           Return After Taxes on     -4.62%        -5.14%        5.53%          ---           ---           ---
           Distributions and
           Sale of Fund
           Shares(3)(4)

       --------------------------- ------------ ------------- ------------- ------------- ------------- -------------

       --------------------------------------------------------------------------------------------------------------
       Class B shares

       --------------------------------------------------------------------------------------------------------------
           Return Before taxes       -6.09%        -5.75%         ---        -1.12%(2)        ---           ---

       --------------------------- ------------ ------------- ------------- ------------- ------------- -------------
       Class C shares

       --------------------------- ------------ ------------- ------------- ------------- ------------- -------------
           Return Before taxes       -2.18%        -5.75%         ---           ---        -1.15%(2)        ---

       --------------------------- ------------ ------------- ------------- ------------- ------------- -------------
       Class X shares

       --------------------------- ------------ ------------- ------------- ------------- ------------- -------------
           Return Before taxes       -1.22%        -4.79%         ---           ---           ---         8.26%(2)

       --------------------------- ------------ ------------- ------------- ------------- ------------- -------------
       S&P 500(R) Index               4.93%         0.55%        8.92%        2.69%         2.69%         8.92%

       --------------------------- ------------ ------------- ------------- ------------- ------------- -------------
       Russell 1000(R) Growth         5.26%        -3.58%        6.42%       -0.25%        -0.25%         6.42%
       Index

       --------------------------------------------------------------------------------------------------------------

       --------------------------------------------------------------------------------------------------
       STRATEGIC GROWTH                     1 Year         5 Years          10 Years          Since
       ----------------                     Ended           Ended            Ended          Inception
                                           12/31/05        12/31/05         12/31/05        (Class C)
                                           --------        --------         --------        ---------

       -------------------------------- --------------- ---------------- --------------- ----------------
       Class A shares

       -------------------------------- --------------- ---------------- --------------- ----------------
           Return Before Taxes              -6.45%          -8.92%           4.98%             ---

       -------------------------------- --------------- ---------------- --------------- ----------------
           Return After Taxes on            -6.45%          -8.95%           2.55%             ---
           Distributions(3)

       -------------------------------- --------------- ---------------- --------------- ----------------
           Return After Taxes on            -4.19%          -7.36%           3.12%             ---
           Distributions and Sale of
           Fund Shares(3)(4)

       -------------------------------- --------------- ---------------- --------------- ----------------
       Class B shares

       -------------------------------- --------------- ---------------- --------------- ----------------
           Return Before Taxes              -5.45%          -8.53%           4.81%             ---

       -------------------------------- --------------- ---------------- --------------- ----------------
       Class C shares

       -------------------------------- --------------- ---------------- --------------- ----------------
           Return Before Taxes              -1.51%          -8.52%            ---           1.97%(5)

       -------------------------------- --------------- ---------------- --------------- ----------------
       S&P 500(R) Index                      4.93%           0.55%           9.12%            5.17%

       -------------------------------- --------------- ---------------- --------------- ----------------
       Russell 1000(R) Growth Index          5.26%          -3.58%           6.73%            2.52%

       --------------------------------------------------------------------------------------------------

         (1) The Fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the Fund's Class A shares and a full redemption in the Fund's Class B and Class C shares.

         (2) Class A shares, Class B shares, Class C shares and Class X shares of Large-Cap Growth since March 8, 1996, July 1, 1998, July 1, 1998 and March 8, 1996, respectively.

         (3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

         (4) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

         (5)  Class C shares of Strategic Growth since November 3, 1997.

                           --------------------------

         The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The Russell 1000(R) Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. Both the S&P 500(R) Index and the Russell 1000(R) Growth Index are calculated on a total-return basis with dividends reinvested. Each index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

         For a detailed discussion of the manner of calculating total return, please see the Funds' Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

         Important information about Strategic Growth is also contained in management's discussion of Strategic Growth's performance, which appears in the most recent Annual Report of Series Fund relating to Strategic Growth.

WHO WILL BE THE ADVISER AND SUBADVISER OF MY FUND AFTER THE REORGANIZATION? WHAT WILL THE ADVISORY AND SUBADVISORY FEES BE AFTER THE REORGANIZATION?

         Management of the Funds
         -----------------------

         The overall management of Large-Cap Growth and Strategic Growth is the responsibility of, and is supervised by, the Board of Trustees of Series Fund.

         Adviser
         -------

         Phoenix Investment Counsel, Inc. (the "Adviser" or "PIC") is the investment adviser for each of the Funds and is responsible for managing each Fund's investment program. The Adviser selects and pays the fees of the Subadviser to manage the Funds and monitors the Subadviser's management of the Funds.

         Facts about the Adviser:

         -----------------------------------------------------------------------

         o The Adviser is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. and has acted as an investment adviser for over 70 years.

         o The Adviser acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients, with assets under management of approximately $29.4 billion as of June 30, 2006.

         o The Adviser is located at 56 Prospect Street, Hartford, Connecticut 06115.

         -----------------------------------------------------------------------

         Subadviser
         ----------

         Seneca Capital Management LLC ("Seneca") is the subadviser to Strategic Growth and Large-Cap Growth. Pursuant to a Subadvisory Agreement with the Adviser, Seneca is responsible for the day-to-day management of each Fund's portfolio.

         Facts about Seneca:

         -----------------------------------------------------------------------

         o    Seneca has been an investment adviser since 1989.

         o Seneca acts as subadviser to eight mutual funds and as investment advisor to institutions and individuals and had approximately $9.7 billion in assets under management as of June 30, 2006.

         o Seneca is located at 909 Montgomery Street, San Francisco, California 94133.

         -----------------------------------------------------------------------

         Portfolio Management
         --------------------

         FRAN GILLIN COOLEY and DOUGLAS COUDEN, CFA, manage Strategic Growth and are jointly and primarily responsible for the day-to-day management of Strategic Growth's portfolio.

         Ms. Cooley has served on Strategic Growth's portfolio management team since 2005. Ms. Cooley is a Portfolio Manager and Equity Analyst at Seneca focused primarily on the consumer, materials and industrial sectors. Prior to joining Seneca in 1995, she was in private placements at a San Francisco merchant bank. Ms. Cooley has 12 years of investment experience.

         Mr. Couden has served on Strategic Growth's portfolio management team since 2005. Mr. Couden is a Senior Portfolio Manager and Director of Equity at Seneca focused primarily on the industrial, telecom, consumer and information technology sectors. Prior to joining Seneca in 1996, he was a business analyst with PaineWebber, Inc. Mr. Couden has 12 years of investment experience.

         Ms. Cooley and Mr. Couden also manage Large-Cap Growth, are jointly and primarily responsible for the day-to-day management of Large-Cap Growth's portfolio and have served on Large-Cap Growth's portfolio management team since 2005.

         Advisory Fees
         -------------

         For its management and supervision of the daily business affairs of Strategic Growth, the Adviser is entitled to receive a monthly fee that is accrued daily at the annual rate of 0.70% of the first $1 billion of such assets, plus 0.65% of such assets over $1 billion up to $2 billion, plus 0.60% of such assets over $2 billion.

         Subadvisory Fees
         ----------------

         Under the terms of the Subadvisory Agreement, Seneca is paid by the Adviser for providing advisory services to Strategic Growth. Strategic Growth does not pay a fee to Seneca. The Adviser pays Seneca a sub-advisory fee at the annual rate of 0.10% of the first $201 million of such assets, plus 0.375% of such assets over $201 million up to $1 billion, plus 0.35% of such assets over $1 billion up to $2 billion, plus 0.325% for such assets over $2 billion.

WHAT WILL BE THE PRIMARY FEDERAL TAX CONSEQUENCES OF THE REORGANIZATION?

         Prior to or at the completion of the Reorganization, Large-Cap Growth and Strategic Growth will have received an opinion from the law firm of McDermott Will & Emery LLP that the Reorganization contemplated by the Plan shall, for federal income tax purposes, qualify as a tax free reorganization.

                                      RISKS

ARE THE RISK FACTORS FOR THE FUNDS SIMILAR?

         Yes. The risk factors are substantially similar due to the identical investment objectives and substantially similar investment policies of Large-Cap Growth and Strategic Growth. The risks of Strategic Growth are described in greater detail in that Fund's Prospectus.

WHAT ARE THE PRIMARY RISKS OF INVESTING IN EACH FUND?

         An investment in each Fund is subject to certain risks. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following tables and discussions highlight the primary risks associated with investment in each of the Funds.

--------------------------------------------------------------------------------
                              Each of the Funds is subject to MARKET RISK.

----------------------------- --------------------------------------------------
LARGE-CAP GROWTH              Invests primarily in equity securities.
----------------------------- --------------------------------------------------
STRATEGIC GROWTH              Invests primarily in equity securities.
--------------------------------------------------------------------------------

         The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Fund's subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Fund could also miss attractive investment opportunities if its subadviser underweights fixed income markets or industries where there are significant returns, and could lose value if the subadviser overweights fixed income markets or industries where there are significant declines.

--------------------------------------------------------------------------------
                    Each of the Funds is subject to MARKET CAPITALIZATION RISK.

------------------- ------------------------------------------------------------
LARGE-CAP GROWTH    Invests primarily in stocks of large capitalization
                    companies.
------------------- ------------------------------------------------------------
STRATEGIC GROWTH    Invests primarily in stocks of large capitalization
                    companies.
--------------------------------------------------------------------------------

         Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Fund that invests in these companies to increase in value more rapidly than a Fund that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

--------------------------------------------------------------------------------
                    Each of the Funds is subject to INVESTMENT STYLE RISK.

------------------- ------------------------------------------------------------
LARGE-CAP GROWTH    Invests primarily in growth stocks.
------------------- ------------------------------------------------------------
STRATEGIC GROWTH    Invests primarily in growth stocks.
--------------------------------------------------------------------------------

         Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. A Fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

ARE THERE ANY OTHER RISKS OF INVESTING IN EACH FUND?

         Each Fund's investment strategy may result in a high portfolio turnover rate (over 100%). A high portfolio turnover rates increases brokerage and other transactions costs to a Fund, negatively affects a Fund's performance, and may increase capital gains distributions, resulting in greater tax liability to a Fund's shareholders.

                      INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

         The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds with similar investment objectives and similar investment strategies within the Phoenix Funds complex, while simultaneously creating economies of scale for the surviving funds that are intended to lower fund expenses. Both Funds are managed and constructed in a similar style and composition. The proposed Reorganization will allow shareholders of Large-Cap Growth to own a fund that is similar in style, but with a greater amount of assets. The Reorganization should create better efficiencies for the portfolio management team and perhaps lower fees for Strategic Growth.

         At a special meeting held on July 28, 2006, all of the Trustees of Series Fund on behalf of Large-Cap Growth, including the Disinterested Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of Large-Cap Growth, and that the interests of existing shareholders of Large-Cap Growth will not be diluted as a result of the transactions contemplated by the Reorganization.

         Before approving the Plan, the Trustees evaluated extensive information provided by the management of the Funds and reviewed various factors about the Funds and the proposed Reorganization. The Trustees noted that Strategic Growth has an identical investment objective and substantially similar investment strategies as Large-Cap Growth, while it has outperformed Large-Cap Growth on a one-year basis, through December 31, 2005. Because each Fund changed its portfolio management team in 2005, only the one-year performance is reflective of the Fund's current portfolio management team's investment management skills. The Trustees also noted that in connection with the Reorganization, Strategic Growth's advisory fee schedule will be lowered so that it will be identical to Large-Cap Growth's current advisory fee schedule. In addition, on a pro forma basis after the Reorganization, total operating expenses of Strategic Growth are anticipated to be similar to those of Large-Cap Growth.

         The Trustees considered the relative asset size of each Fund, including the benefits of Large-Cap Growth joining with a larger entity. As of April 30, 2006, Large-Cap Growth's net assets were approximately $113.2 million and Strategic Growth's net assets were approximately $116.1 million.

         In addition, the Trustees considered, among other things:

o    the terms and conditions of the Reorganization;

o the fact that the Reorganization would not result in the dilution of shareholders' interests;

o the fact that the management fee of Strategic Growth is identical, and total expenses of Strategic Growth, will be similar to those of Large-Cap Growth;

o the fact that Large-Cap Growth and Strategic Growth have identical investment objectives and substantially similar principal investment strategies;

o the fact that Strategic Growth will bear the expenses incurred by the Funds in connection with the Reorganization;

o the benefits to shareholders, including operating efficiencies, which may be achieved from combining the Funds;

o the fact that Strategic Growth will assume all of the liabilities of Large-Cap Growth;

o the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and

o alternatives available to shareholders of Large-Cap Growth, including the ability to redeem their shares.

         During their consideration of the Reorganization, the Trustees of Series Fund consulted with counsel to the Disinterested Trustees as appropriate.

         After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of Series Fund concluded that the proposed Reorganization would be in the best interests of Large-Cap Growth and its shareholders. Consequently, they approved the Plan.

         The Trustees of Series Fund have also approved the Plan on behalf of Strategic Growth.

AGREEMENT AND PLAN OF REORGANIZATION

         The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Information Statement).

         The Plan provides that all of the assets of Large-Cap Growth will be acquired by Strategic Growth in exchange for Class A, Class B, Class C and Class X shares of Strategic Growth and the assumption by Strategic Growth of all of the liabilities of Large-Cap Growth on or about October 6, 2006, or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Large-Cap Growth will endeavor to discharge all of its known liabilities and obligations. Large-Cap Growth will prepare an unaudited statement of its assets and liabilities as of the Closing Date.

         At or prior to the Closing Date, Large-Cap Growth will declare and pay a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

         The number of full and fractional shares of each class of Strategic Growth to be received by the shareholders of Large-Cap Growth will be determined by dividing the net assets of Large-Cap Growth by the net asset value of a share of Strategic Growth. These computations will take place as of immediately after the close of business on the New York Stock Exchange and after the declaration of any dividends on the Closing Date (the "Valuation Date"). The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         Phoenix Equity Planning Corporation ("PEPCO"), the financial agent for both Funds, will compute the value of each Fund's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Strategic Growth, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

         Immediately after the transfer of its assets to Strategic Growth, Large-Cap Growth will liquidate and distribute pro rata to the shareholders as of the close of business on the Closing Date the full and fractional shares of Strategic Growth received by Large-Cap Growth. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Large-Cap Growth's shareholders on the share records of Strategic Growth or its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Strategic Growth due to Large-Cap Growth's shareholders. All issued and outstanding shares of Large-Cap Growth will be canceled. The shares of Strategic Growth to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Large-Cap Growth will be terminated as a series of Series Fund.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including, accuracy of various representations and warranties and receipt of opinions of counsel. The Plan may be terminated (a) by the mutual agreement of Large-Cap Growth and Strategic Growth; (b) by either Large-Cap Growth or Strategic Growth if the Reorganization has not occurred on or before December 31, 2006, unless such date is extended by mutual agreement of Large-Cap Growth and Strategic Growth; or (c) by either party if the other party materially breaches its obligations under the Plan or made a material and intentional misrepresentation in the Plan or in connection with the Plan.

         If the Reorganization is not consummated, PIC or one of its affiliates will pay the expenses incurred by Large-Cap Growth and Strategic Growth in connection with the

Reorganization. In such event, no portion of the expenses will be borne directly or indirectly by Large-Cap Growth, Strategic Growth or their shareholders.

         If the Reorganization is not consummated, the Trustees of Series Fund will consider other possible courses of action in the best interests of Large-Cap Growth's shareholders.

FEDERAL INCOME TAX CONSEQUENCES

         The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, Large-Cap Growth and Strategic Growth will receive an opinion from the law firm of McDermott Will & Emery LLP to the effect that, based upon certain facts, assumptions, and representations, the Reorganization contemplated by the Plan shall, for federal income tax purposes, qualify as a tax free reorganization described in Section 368(a) of the Code.

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, Large-Cap Growth would recognize gain or loss on the transfer of its assets to Strategic Growth and each shareholder of Large-Cap Growth would recognize a taxable gain or loss equal to the difference between its tax basis in its Large-Cap Growth's shares and the fair market value of the shares of Strategic Growth it received.

         As of April 30, 2006, Large-Cap Growth had capital loss carryforward of $71,082,433. Strategic Growth's utilization after the Reorganization of any pre-Reorganization losses realized by Large-Cap Growth to offset gains realized by Strategic Growth could be subject to limitation in future years.

PRO FORMA CAPITALIZATION

         The following table sets forth the capitalization of Large-Cap Growth and Strategic Growth as of April 30, 2006, and the capitalization of Strategic Growth on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.24 Class A shares, 1.26 Class B shares, 1.26 Class C shares and 1.29 Class X shares of Strategic Growth for each Class A, Class B, Class C and Class X share, respectively, of Large-Cap Growth.

            CAPITALIZATION OF LARGE-CAP GROWTH, STRATEGIC GROWTH AND
                          STRATEGIC GROWTH (PRO FORMA)

-------------------------------------------------------------------------------------------------------
                                                                                     STRATEGIC GROWTH
                               LARGE-CAP          STRATEGIC                          (PRO FORMA) AFTER
                                GROWTH             GROWTH          ADJUSTMENTS(a)      REORGANIZATION
                                ------             ------          --------------      --------------
-------------------------- ------------------ ------------------ ----------------- --------------------
Net Assets
Class A                          $88,134,093       $106,692,759                           $194,826,852
Class B                           $7,282,454         $7,885,438                            $15,167,892
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Class C                           $4,762,925         $1,490,137                             $6,253,062
Class X                          $13,012,357                ---                            $13,012,357
-------------------------- ------------------ ------------------ ----------------- --------------------
Total Net Assets                $113,191,829       $116,068,334                           $229,260,163
-------------------------- ------------------ ------------------ ----------------- --------------------
Net Asset Value Per Share
Class A                               $12.09              $9.78                                  $9.78
Class B                               $11.20              $8.86                                  $8.86
Class C                               $11.17              $8.87                                  $8.87
Class X                               $12.63                ---                                  $9.78
-------------------------- ------------------ ------------------ ----------------- --------------------
Shares Outstanding
Class A                            7,291,448         10,906,291         1,720,218           19,917,957
Class B                              650,109            890,023           171,856            1,711,988
Class C                              426,230            167,997           110,739              704,966
Class X                            1,030,588                ---           299,919            1,330,507
-------------------------- ------------------ ------------------ ----------------- --------------------
Total Shares Outstanding           9,398,375         11,964,311         2,302,732           23,665,418
-------------------------------------------------------------------------------------------------------

(a) Reflects change in shares outstanding due to issuance of Class A, Class B, Class C and Class X shares of Strategic Growth in exchange for Class A, Class B, Class C and Class X shares, respectively, of Large-Cap Growth based upon the net asset value of Strategic Growth's Class A, Class B, Class C and Class A shares, respectively, at April 30, 2006.

         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

DISTRIBUTION OF SHARES

         PEPCO, an affiliate of The Phoenix Companies, Inc. and the sole stockholder of the Adviser, serves as the national distributor of the Funds' shares. PEPCO distributes the Funds' shares either directly or through securities dealers or agents or bank-affiliated securities brokers. Large-Cap Growth is authorized to issue four classes of shares: Class A, Class B, Class C and Class X; while Strategic Growth is authorized to issue three classes of shares: Class A, Class B and Class C. Class X shares of Strategic Growth are not currently offered but will first become available no later than the date of the Reorganization. Each class of shares has a separate distribution arrangement and bears its own distribution expenses, if any.

         In the proposed Reorganization, shareholders of Large-Cap Growth owning Class A, Class B, Class C or Class X shares will receive Class A, Class B,
Class C or Class X shares, respectively, of Strategic Growth. Class A shares may pay a sales charge at the time of purchase of up to 5.75% of the offering price. Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if the shares are redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class A shares are also subject to distribution-related fees. A Rule 12b-1 plan has been adopted for the Class A shares of Strategic Growth under which the Fund may pay a service fee at an annual rate which may not exceed 0.25 % of average daily net assets attributable to the Class.

         Class B shares are sold without a front-end sales charge and are subject to a 5.00% contingent deferred sale charge ("CDSC") if such shares are redeemed within the first five years of their purchase. For purposes of calculating the CDSC that you may pay when you dispose of any Class B shares acquired as a result of the Reorganization, the length of time you hold shares in Strategic Growth will be added to the length of time you held shares in Large-Cap Growth. If you acquire Class B shares as a result of the Reorganization, you will continue to be subject to a CDSC upon subsequent redemption to the same extent as if you had continued to hold your shares of Large-Cap Growth. Class B shares are also subject to distribution-related fees. A Rule 12b-1 plan has been adopted for the Class B shares of Strategic Growth under which the Fund may pay for distribution-related expenses at an annual rate which may not exceed 1.00 % of average daily net assets attributable to the Class. Class B shares automatically convert to Class A shares eight years after their purchase. Class B shares issued to shareholders of Large-Cap Growth in connection with the Reorganization will continue to be subject to the CDSC schedule in place at the time of their original purchase.

         Class C shares are sold without a front-end sales charge and are subject to a 1.00% CDSC if such shares are redeemed within one year of purchase. For purposes of calculating the CDSC that you may pay when you dispose of any Class C shares acquired as a result of the Reorganization, the length of time you hold shares in Strategic Growth will be added to the length of time you held shares in Large-Cap Growth. If you acquire Class C shares as a result of the Reorganization, you will continue to be subject to a CDSC upon subsequent redemption to the same extent as if you had continued to hold your shares of Large-Cap Growth. Class C shares are also subject to distribution-related fees. A Rule 12b-1 plan has been adopted for the Class C shares of Strategic Growth under which the Fund may pay for distribution-related expenses at an annual rate which may not exceed 1.00 % of average daily net assets attributable to the Class. Class C shares do not convert to any other class of shares. Class C shares issued to shareholders of Large-Cap Growth in connection with the Reorganization will continue to be subject to the CDSC schedule in place at the time of their original purchase.

         Class X shares will be offered primarily to institutional investors such as pension and profit sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations. Class X shares will not pay a sales charge at any time, and there will be no distribution and services fees applicable to Class X shares.

         In connection with the Reorganization, no sales charges are imposed. More detailed descriptions of the Class A, Class B, Class C and Class X shares and the distribution arrangements applicable to these classes of shares are contained in the Prospectus and Statement of Additional Information relating to Strategic Growth.

PURCHASE AND REDEMPTION PROCEDURES

         Information concerning applicable sales charges and distribution-related fees is provided above. Investments in the Funds are not insured. For information about minimum purchase requirements for Class A, Class B and Class C shares, see "Your Account" and "How to Buy Shares" in the Funds' Prospectus. The minimum initial investment for Class X shares is $250,000, and the minimum subsequent investment for Class X shares is $10,000. Each Fund, subject to certain restrictions, provides for telephone or mail redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption order on each day the New York Stock Exchange is open for trading. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the Funds' Prospectus. Each Fund may involuntarily redeem shareholders' accounts that have a balance below $200 as a result of redemption activity, subject to sixty-days written notice. All investments are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

EXCHANGE PRIVILEGES

         Large-Cap Growth and Strategic Growth currently offer shareholders identical exchange privileges. Shareholders of each Fund may exchange their shares for shares of a corresponding class of shares of other affiliated Phoenix Funds. Class C shares of the Funds are also exchangeable for Class T shares of those Phoenix Funds offering them.

         On exchanges with corresponding classes of shares that carry a contingent deferred sales charge, the contingent deferred sales charge schedule of the original shares purchased continues to apply. Additional information concerning the Funds' exchange privileges is contained in the Funds' Prospectus.

DIVIDEND POLICY

         The Funds distribute net investment income semiannually. Both Funds distribute net realized capital gains, if any, at least annually.

         All dividends and distributions of the Funds are paid in additional shares of the respective Fund unless a shareholder has elected to receive distributions in cash. See the Funds' Prospectus for further information concerning dividends and distributions.

         Each Fund has qualified, and Strategic Growth intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts distributed to its shareholders.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

FORM OF ORGANIZATION

         Large-Cap Growth and Strategic Growth are each a diversified series of Series Fund, an open-end management investment company registered with the SEC under the 1940 Act that was originally organized as a Massachusetts business trust in 1986 and reorganized as a Delaware statutory trust in August 2000. Series Fund is governed by its Agreement and Declaration of Trust ("Declaration of Trust") and By-Laws, a Board of Trustees, and applicable Delaware law. Series Fund is organized as a "series company" as that term is used in Rule 18f-2 under the 1940

Act. The series of Series Fund currently consist of Large-Cap Growth, Strategic Growth and two other mutual funds of various asset classes.

CAPITALIZATION

         The beneficial interests in Series Fund are represented by an unlimited number of transferable shares of beneficial interest, no par value, of one or more series. The Declaration of Trust of Series Fund permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund.

         Shares of Large-Cap Growth are offered in four classes (Class A, Class B, Class C and Class X); while shares of Strategic Growth are offered in three classes (Class A, Class B and Class C). Strategic Growth will offer Class X shares no later than the date of the Reorganization. Shares of the classes of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees, as applicable. Shareholders of each Fund vote separately, by Fund, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Fund. Shareholders of each Fund vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

SHAREHOLDER LIABILITY

         Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that Series Fund or a shareholder of Series Fund is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of Series Fund to liability. To guard against this risk, the Declaration of Trust of Series Fund (a) provides that any written obligation of Series Fund may contain a statement that such obligation may only be enforced against the assets of Series Fund or the particular series in question and the obligation is not binding upon the shareholders of Series Fund; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of trust property of any shareholder held personally liable for the obligations of Series Fund. Accordingly, the risk of a shareholder of Series Fund incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) Series Fund itself is unable to meet its obligations. In light of Delaware law, the nature of Series Fund's business, and the nature of its assets, the risk of personal liability to a shareholder of Series Fund is remote.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

         Series Fund, on behalf of Large-Cap Growth and Strategic Growth, is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Series Fund. In addition, Series Fund is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Series Fund currently does not intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of Series Fund.

         Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to Series Fund, 33 1/3% of the shares entitled to vote constitutes a quorum for consideration of a matter at a shareholders' meeting. When a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). A Trustee of Series Fund may be removed with or without cause at a meeting of shareholders by a vote of two-thirds of the outstanding shares of Series Fund or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

         Under the Declaration of Trust of Series Fund, each shareholder is entitled to one vote for each dollar of net asset value of each share owned by such shareholder and each fractional dollar amount is entitled to a proportionate fractional vote.

         The Declaration of Trust of Series Fund provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) cause Series Fund or any series to merge or consolidate with or into, or sell substantially all of its assets to, one or more trusts (or series thereof), partnerships, associations, corporations or other business entities; (2) cause the shares (or any portion thereof) to be exchanged under or pursuant to any state or federal statute; (3) cause the Series Fund to reorganize under the laws of any state or other political subdivision of the United States; and (4) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class. The Trustees of Series Fund may also terminate Series Fund, a series, or a class of shares upon written notice to the shareholders.

LIQUIDATION

         In the event of the liquidation of Series Fund, either Fund, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to Series Fund, the Fund or attributable to the class over the liabilities belonging to Series Fund, the Fund or attributable to the class. The assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the dollar value of shares of such Fund or class of the Fund held by them on the date of distribution.

LIABILITY AND INDEMNIFICATION OF TRUSTEES

         Under the Declaration of Trust of Series Fund, a Trustee is generally personally liable only for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. As provided in the Declaration of Trust and By-Laws of Series Fund, each Trustee of Series Fund is entitled to be indemnified against all liabilities and all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her office of Trustee, unless the Trustee (1) shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to Series Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office of Trustee (collectively, "disabling conduct") or (2) with respect to any proceeding disposed of without an adjudication by the court or other body before which the proceeding was brought that such Trustee was liable to Series Fund, or its shareholders by reason of disabling conduct, unless there has been a determination that the Trustee did not engage in disabling conduct. This determination may be made by (a) the court or other body before which the proceeding was brought, (b) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (c) an independent legal counsel in a written opinion. Series Fund may also advance money in connection with the preparation and presentation of a defense to any proceeding provided that the Trustee undertakes to repay Series Fund, if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust and By-Laws of Series Fund and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware law directly for more complete information.

SHAREHOLDER INFORMATION

         As of August 15, 2006, the total number of shares of Large-Cap Growth outstanding was as follows:

         ----------------------------------------------------------------------
                                             NUMBER OF SHARES
                                             ----------------
         ----------------------------------- ----------------------------------
         CLASS A                             6,918,968.551

         CLASS B                             595,293.301

         CLASS C                             396,136.226

         CLASS X                             918,513.164
         ----------------------------------- ----------------------------------
         TOTAL                               8,828,911.242
         ----------------------------------------------------------------------

         As of August 15, 2006, the officers and Trustees of Series Fund, as a group, owned beneficially or of record less than 1% of the outstanding shares of Large-Cap Growth.

         As of August 15, 2006, the officers and Trustees of the Series Fund, as a group, owned beneficially or of record less than 1% of the outstanding shares of Strategic Growth.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of August 15, 2006, the beneficial owners or record owners of more than 5% of the shares of Large-Cap Growth or Strategic Growth were as follows:

LARGE-CAP GROWTH

------------------------------------------------------------------------------------------------------------------------------------
                                                                             % OF CLASS OF SHARES OF      % OF CLASS OF SHARES OF
           NAME AND ADDRESS                 CLASS         NO. OF SHARES          PORTFOLIO BEFORE             PORTFOLIO AFTER
                                                                                  REORGANIZATION               REORGANIZATION
------------------------------------------------------------------------------------------------------------------------------------
Bear Stearns Securities Corp.
FBO XXXXXXX04-13                           Class X         61,778.248                  6.73%                        6.73%
1 Metrotech Center North
Brooklyn, NY 11201-3870
------------------------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.
House Account
XXXXXXX1250
Attn: Peter Booth, 7th Floor               Class C         45,886.773                 11.58%                        9.06%
333 W. 34th St.
New York, NY 10001-2402
------------------------------------------------------------------------------------------------------------------------------------
First Republic Bank
First Republic Bank Trust Co.
111 Pine Street                            Class X         50,778.832                  5.53%                        5.53%
San Francisco, CA 94111-5602
------------------------------------------------------------------------------------------------------------------------------------
Ligue Henry IV
c/o Edward E. Serres, Secretary
132 Ewing Ter.                             Class X         51,526.901                  5.61%                        5.61%
San Francisco, CA 94118-4407
------------------------------------------------------------------------------------------------------------------------------------
MLPF&S
For the Sole Benefit of its Customers
Attn: Fund Administration                  Class B         46,892.629                  7.88%                        3.89%
4800 Deer Lake Drive East, 3rd Fl.
Jacksonville, FL 32246-6484
------------------------------------------------------------------------------------------------------------------------------------
MLPF&S
For the Sole Benefit of its Customers
Attn: Fund Administration                  Class C         96,840.075                 24.45%                       19.11%
4800 Deer Lake Drive East, 3rd Fl.
Jacksonville, FL 32246-6484
------------------------------------------------------------------------------------------------------------------------------------
NFS LLC FEBO
The Northern Trust Company
FBO A/C XXX0704                            Class X        110,692.410                 12.05%                       12.05%
PO Box 92956
Chicago, IL 60675-2956
------------------------------------------------------------------------------------------------------------------------------------
NFS LLC FEBO
The Northern Trust Company
FBO A/C XXX0708                            Class X        110,692.410                 12.05%                       12.05%
PO Box 92956
Chicago, IL 60675-2956
------------------------------------------------------------------------------------------------------------------------------------

STRATEGIC GROWTH

------------------------------------------------------------------------------------------------------------------------------------
                                                                             % OF CLASS OF SHARES OF      % OF CLASS OF SHARES OF
           NAME AND ADDRESS                 CLASS         NO. OF SHARES          PORTFOLIO BEFORE             PORTFOLIO AFTER
                                                                                  REORGANIZATION               REORGANIZATION
------------------------------------------------------------------------------------------------------------------------------------
MLPF&S
For the Sole Benefit of its
Customers                                  Class C         11,051.061                  7.64%                        1.66%
Attn: Fund Administration
4800 Deer Lake Drive East, 3rd Fl.
Jacksonville, FL 32246-6484
------------------------------------------------------------------------------------------------------------------------------------
Myrtle B. Quier
1416 Alsace Rd.                            Class B         42,181.901                 5.25%                         2.66%
Reading, PA 19604-1873
------------------------------------------------------------------------------------------------------------------------------------


                        FINANCIAL STATEMENTS AND EXPERTS

         The Annual Report of Series Fund relating to Large-Cap Growth and Strategic Growth, for the year ended as of April 30, 2006, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                 LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Strategic Growth will be passed upon by Kevin J. Carr, Esq., Vice President and Counsel, The Phoenix Companies, Inc.

                             ADDITIONAL INFORMATION

         Series Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northeast Regional Office, 3 World Financial Center, Room 4300, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202-2656; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

September __, 2006

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___ day of August, 2006, by and between Phoenix Strategic Equity Series Fund, a Delaware statutory trust (the "Trust"), with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of the Phoenix Strategic Growth Fund (the "Acquiring Fund"), a separate series of the Trust, and the Trust, on behalf of the Phoenix Large-Cap Growth Fund (the "Acquired Fund"), a separate series of the Trust.

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         The Acquired Fund and the Acquiring Fund are each separate series of the Trust, which is an open-end, registered investment company of the management type. The Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest.

         The Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust (the "Disinterested Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders, and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

         The Board of Trustees of the Trust, including a majority of the Disinterested Trustees, has also determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.       TRANSACTION

         1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor:
(i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").

         1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the Closing Date (collectively, the "Assets").

         1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.

         1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

         1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund or its Transfer Agent, as defined in paragraph 3.3.

         1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.       VALUATION

         2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures established by the Trust's Board of Trustees, which shall be described in the then-current prospectus and statement of additional information with respect to the Acquiring Fund.

         2.2 The net asset value of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures established by the Trust's Board of Trustees which shall be described in the Acquiring Fund's then-current prospectus and statement of additional information.

         2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Assets shall be determined by dividing the value of the net assets with respect to the shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

         2.4 Phoenix Equity Planning Corporation ("PEPCO") shall make all computations of value, in its capacity as financial agent for the Trust.

3.       CLOSING AND CLOSING DATE

         3.1 The Closing Date shall be October 6, 2006, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the "Closing") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Phoenix Life Insurance Company, One American Row, Hartford, CT 06115-0480 or at such other time and/or place as the parties may agree.

         3.2 The Trust shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund on the next business day following the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund's Custodian to the custodian for the Acquiring Fund for examination no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Acquired Fund on the next business day following the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund's portfolio securities and instruments deposited with a "securities depository", as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

         3.3 The Trust shall direct PEPCO (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver on the next business day following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

         3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday after the day when trading shall have been fully resumed and reporting shall have been restored.

4.       REPRESENTATIONS AND WARRANTIES

         4.1 The Trust, on behalf of the Acquired Fund, represents and warrants as follows:

         (a) The Acquired Fund is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") to own all of its assets and to carry on its business as it is now being conducted;

         (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

         (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) On the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

         (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

         (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

         (h) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, on behalf of the Acquired Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at April 30, 2006, have been audited by PricewaterhouseCoopers, LLP ("PWC"), independent registered public accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

         (j) Since April 30, 2006, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

         (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

         (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

         (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; and

         (o) The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the NASD, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

         4.2 The Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

         (a) The Acquiring Fund is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Trust's Declaration of Trust to own all of its assets and to carry on its business as it is now being conducted;

         (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

         (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

         (f) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions herein contemplated;

         (g) On the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

         (h) The audited financial statements of the Acquiring Fund at April 30, 2006 are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

         (i) Since April 30, 2006, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change;

         (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (k) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of the Code and the regulations thereunder;

         (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

         (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (n) Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund);

         (o) The information to be furnished by the Trust for use in the registration statements and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

         (p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.       COVENANTS OF THE TRUST ON BEHALF OF THE ACQUIRED FUND

         5.1 The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

         5.2 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

         5.3 The Acquired Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the holders of the Acquired Fund's shares.

         5.4 Subject to the provisions of this Agreement, the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.5 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

         5.6 The Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

         5.7 The Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Trust, on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust's, on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Trust's, on behalf of the Acquiring Fund's, title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

6.       COVENANTS OF THE TRUST ON BEHALF OF THE ACQUIRING FUND

         6.1 The Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

         6.2 Subject to the provisions of this Agreement, the Acquiring Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         6.3 The Acquiring Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

         6.4 The registration statement on Form N-14 (the "Registration Statement") which the Acquiring Fund shall have prepared and filed for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties thereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         6.5 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

         The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Trust's election, to the performance by the

Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         7.1 All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         7.2 The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

         7.3 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund's name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

8.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

         8.1 All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         8.2 The Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

         8.3. The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Fund, on or before the Closing Date;

         8.4 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

         8.5 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund's name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquiring Fund shall reasonably request.

9. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

         If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this
Agreement:

         9.1 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         9.2 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

         9.3 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

         9.4 The parties shall have received the opinion of McDermott Will & Emery LLP, addressed to the Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall, for federal income tax purposes, qualify as a tax free reorganization described in Section 368(a) of the Code. The delivery of such opinion is conditioned upon receipt of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 9.4.

10.      BROKERAGE FEES AND EXPENSES

         10.1 The Trust, on behalf of the Acquired Fund and the Acquiring Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         10.2 The expenses relating to the proposed Reorganization will be borne by the Acquiring Fund. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement on Form N-14, printing and distributing the Acquiring Fund's prospectus, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

         10.3 In the event the transactions contemplated by this Agreement are not consummated, then Phoenix Investment Counsel, Inc. agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

11.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         11.1 The Trust has not made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.

         11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.      TERMINATION

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before December 31, 2006, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.      WAIVER

         The Acquiring Fund and the Acquired Fund, after consultation with their counsel and by mutual consent of their Board of Trustees, may waive any condition to their respective obligations hereunder, except that the Trust may not waive the condition set forth in paragraph 9.4.

14.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable and mutually agreed upon in writing by the authorized officers of the Trust.

15.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts 01301,
Attn: General Counsel.

16.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
         LIABILITY

         16.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         16.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         16.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

         16.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         16.5 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Acquired Fund personally, but shall bind only the property of the Acquired Fund, as provided in the Declaration of Trust of the Acquired Fund. The execution and delivery by such officers of the Acquired Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund as provided in the Declaration of Trust of the Acquired Fund.

         16.6 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Acquiring Fund personally, but shall bind only the Trust property of the Acquiring Fund, as provided in the Declaration of Trust of the Acquiring Fund. The execution and delivery by such officers of the Acquiring Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Trust property of the Acquiring Fund as provided in the Declaration of Trust of the Acquiring Fund.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary, all as of the date first written above.

Attest:                                   PHOENIX STRATEGIC EQUITY SERIES
                                          FUND ON BEHALF OF ITS SERIES
                                          PHOENIX LARGE-CAP GROWTH FUND


-------------------------------           By: -------------------------------
By:
Title:                                    Title:


Attest:                                   PHOENIX STRATEGIC EQUITY SERIES
                                          FUND ON BEHALF OF ITS SERIES
                                          PHOENIX STRATEGIC GROWTH FUND


                                          By: -------------------------------
-------------------------------
By:
Title: Secretary                          Title:






                                          Agreed and accepted as to
                                          paragraph 10.3 only:

Attest:                                   PHOENIX INVESTMENT COUNSEL, INC.


-------------------------------           By: -------------------------------
By:
Title:                                    Title:

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                          PHOENIX LARGE-CAP GROWTH FUND

                                   a series of

                      PHOENIX STRATEGIC EQUITY SERIES FUND
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

                        By and In Exchange For Shares of

                          PHOENIX STRATEGIC GROWTH FUND

                                   a series of

                      PHOENIX STRATEGIC EQUITY SERIES FUND

         This Statement of Additional Information, dated September__, 2006, relating specifically to the proposed transfer of the assets and liabilities of Phoenix Large-Cap Growth Fund ("Large-Cap Growth"), a series of Phoenix Strategic Equity Series Fund ("Series Fund") to Phoenix Strategic Growth Fund ("Strategic Growth"), a series of Series Fund, in exchange for Class A, Class B, Class C and Class X shares of beneficial interest, no par value, of Strategic Growth (to be issued to holders of shares of Large-Cap Growth), consists of the information set forth below pertaining to Large-Cap Growth and Strategic Growth and the following described documents, each of which is attached hereto and incorporated by reference herein:

         (1) The Statement of Additional Information of the Series Fund relating to Large-Cap Growth and Strategic Growth, dated July 28, 2006;

         (2) Annual Report of the Series Fund relating to Large-Cap Growth and Strategic Growth for the year ended April 30, 2006; and

         (3)      Pro Forma Financial Statements dated as of April 30, 2006.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Information Statement of Large-Cap Growth and Strategic Growth dated September __, 2006. A copy of the Prospectus/Information Statement may be obtained without charge by calling or writing to the Series Fund at the telephone numbers or addresses set forth above.

                      PHOENIX STRATEGIC EQUITY SERIES FUND

                           PHOENIX DYNAMIC GROWTH FUND

                         PHOENIX FUNDAMENTAL GROWTH FUND

                          PHOENIX LARGE-CAP GROWTH FUND

                          PHOENIX STRATEGIC GROWTH FUND

                                101 Munson Street
                              Greenfield, MA 01301

                       STATEMENT OF ADDITIONAL INFORMATION


                                  July 28, 2006

   The Statement of Additional Information ("SAI") is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of the Phoenix Strategic Equity Series Fund (the "Trust"), dated July 28, 2006, and should be read in conjunction with it. The SAI incorporates by reference certain information that appears in the funds' annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust's Prospectus, annual or semiannual reports by visiting the Phoenix Funds Web sites at PhoenixFunds.com or PhoenixInvestments.com, by calling Phoenix Equity Planning Corporation ("PEPCO") at (800) 243-4361 or by writing to PEPCO at One American Row, P.O. Box 5056, Hartford, CT 06102-5056.


                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----


The Trust.................................................................    1
Investment Restrictions...................................................    1
Investment Techniques and Risks...........................................    2
Performance Information ..................................................    9
Portfolio Turnover........................................................   10
Portfolio Transactions and Brokerage......................................   10
Disclosure of Fund Holdings...............................................   11
Services of the Adviser and Subadvisers...................................   13
Portfolio Managers........................................................   16
Net Asset Value...........................................................   17
How to Buy Shares.........................................................   18
Alternative Purchase Arrangements.........................................   18
Investor Account Services.................................................   21
How to Redeem Shares......................................................   22
Dividends, Distributions and Taxes........................................   23
Tax Sheltered Retirement Plans............................................   27
The Distributor...........................................................   28
Distribution Plans........................................................   29
Management of the Trust ..................................................   30
Additional Information....................................................   38




                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                         Text Telephone: (800) 243-1926


PXP 731 (7/06)

                                    THE TRUST


   The Trust is a diversified open-end management investment company which was organized under Massachusetts law in 1986 as a business trust and was reorganized as a Delaware statutory trust in August 2000. The Trust currently consists of four series, the Phoenix Dynamic Growth Fund (the "Dynamic Growth Fund"), Phoenix Fundamental Growth Fund (the "Fundamental Growth Fund"), the Phoenix Large-Cap Growth Fund (the "Large-Cap Growth Fund"), and the Phoenix Strategic Growth Fund (the "Strategic Growth Fund"), each a "Fund," and collectively the "Funds."

   The Trust's Prospectus describes the investment objectives of the Funds and the strategies that each Fund will employ in seeking to achieve its investment objective. The Large-Cap Growth and Strategic Growth Funds' investment objectives are each a fundamental policy and may not be changed without a vote of the majority of the outstanding shares of the respective Fund. The Dynamic Growth and Fundamental Growth Funds' investment objectives are each a non-fundamental policy and may be changed without shareholder approval. The following discussion describes the Funds' investment policies and techniques and supplements the disclosure in the Prospectus.


                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Trust with respect to each of the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the Investment Company Act of 1940 (the "1940 Act") to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   A Fund may not:

   (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

   (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

   (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by the Securities and Exchange Commission ("SEC") exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

   (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

   (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

   (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

   (8) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

   Except with respect to investment restriction (3) above, if any percentage restriction described above for a Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

                         INVESTMENT TECHNIQUES AND RISKS

   Each of the Funds may utilize the following practices or techniques in pursuing their investment objectives.

CONVERTIBLE SECURITIES

   A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

   LOWER RATED CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities that are rated below investment grade (commonly referred to as "junk" securities). Convertible securities which are not rated in the four highest categories, in which a Fund may invest, are predominantly speculative with respect to the issuer's capacity to repay principal and interest and may include issues on which the issuer defaults.

DERIVATIVE INVESTMENTS

   In order to hedge various portfolio positions, including to hedge against price movements in markets in which the Funds anticipate increasing their exposure, the Funds may invest in certain instruments which may be characterized as derivative investments. These investments include various types of interest rate transactions, options and futures. Such investments also may consist of indexed securities. Other of such investments have no express quantitative limitations, although they may be made solely for hedging purposes, not for speculation, and may in some cases be limited as to the type of counter-party permitted. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject the Funds to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

   Each Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Fund may wish to purchase in the future by purchasing futures contracts.

   The Funds may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Stock Index ("S&P 500 Index") and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, the Fund will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   A Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. A Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and noninvestment grade debt so long as the asset is liquid, unencumbered and marked to market daily ("liquid assets"), equal to the market value of the futures contract minus a Fund's initial margin deposit with respect thereto will be deposited in a pledged account with the Trust's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

   The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code (the "Code") for qualifications as a regulated investment company. (See the "Dividends, Distributions and Taxes " section in this Statement of Additional Information.)

   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements a Fund would continue to be required to make daily margin payments. In this situation, if a Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Fund's ability to hedge its portfolio effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's portfolio turnover rate.

   The successful use of futures contracts and related options also depends on the ability of the subadviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, a Fund's return for the period may be less than if it had not engaged in the hedging transaction.

   Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against decline in the market, the market may advance and the value of securities held in a Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if a Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market also elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

FOREIGN CURRENCY TRANSACTIONS

   Each Fund may engage in foreign currency transactions. The following is a description of these transactions:

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

   No Fund will enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The subadviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. The Trust's custodian bank will be instructed to pledge liquid assets equal to the value of such contracts. If the value of the securities pledged declines, additional cash or securities will be added so that the pledged amount is not less than the amount of the Fund's commitments with respect to such contracts. Generally, no Fund will enter into a forward contract with a term longer than one year.

   FOREIGN CURRENCY OPTIONS. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

   A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

   FOREIGN CURRENCY FUTURES TRANSACTIONS. Each Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

   Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

FOREIGN SECURITIES

   Each of the Funds may purchase foreign securities, including those issued by foreign branches of U.S. banks. Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility, and changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

   Many of the foreign securities held by each Fund will not be registered with the SEC and the issuers thereof will not be subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

   In investing in securities denominated in foreign currencies, a Fund will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Fund's assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Although the Fund will invest only in securities denominated in foreign currencies that are fully convertible into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.

   Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Funds and which may not be recoverable by the Funds or their investors.

   The Funds will calculate their net asset values and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the New York Stock Exchange ("NYSE") is closed). Foreign securities in which the Funds may invest may be primarily listed on foreign stock exchanges which may trade on other days (such as Saturdays). As a result, the net asset value of the Funds' portfolios may be affected by such trading on days when a shareholder has no access to the Funds.

   Investment income received by the Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a Fund should have more than 50% of the value of its assets invested in securities of foreign corporations at the close of its taxable year, the Fund may elect to pass through to its shareholders their proportionate shares of foreign income taxes paid. Investors are urged to consult their tax attorney with respect to specific questions regarding foreign, federal, state or local taxes.

   The Trust may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Funds' foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

LENDING PORTFOLIO SECURITIES

   In order to increase its return on investments, each of the Funds may make loans of their portfolio securities, as long as the market value of the loaned securities does not exceed 33% of the market or other fair value of the Fund's net assets. Loans of portfolio securities will always be fully collateralized by cash, U.S. Government securities or other high quality debt securities at no less than 100% of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered by the subadviser to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.

LEVERAGE

   The Funds may, from time to time, increase their ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interest and investing the borrowed funds. The Funds will borrow only from banks, and only if immediately after such borrowing the value of the assets of these Funds (including the amount borrowed) less its liabilities (not including any borrowings) is at least three times the amount of funds borrowed for investment purposes. The effect of this provision is to permit a Fund to borrow up to 33(1)/(3)% of the net assets of the Fund, not including the proceeds of any such borrowings. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of a Fund's assets computed as provided above becomes at any time less than three times the amount of the borrowings for investment purposes, the Fund, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage.

   Interest on money borrowed will be an expense of the Fund with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of the Fund is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

   Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of the Fund with respect to which the borrowing has been made.

   Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net asset value of these Funds' shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the monies borrowed) to these Funds, the net asset value of these Funds will decrease faster than would otherwise be the case.

OPTIONS

   The Funds may write covered call options and purchase call and put options. Options and the related risks are summarized below.

   WRITING AND PURCHASING OPTIONS. Call options written by a Fund normally will have expiration dates between three and nine months from the date written. During the option period a Fund may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

   The exercise price of a call option written by a Fund may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. A Fund may write call options and purchase call and put options on any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund to prevent an underlying security from being called, or to enable a Fund to write another call option with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, a Fund will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of a Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON OPTIONS. A Fund may write call options only if they are covered and if they remain covered so long as a Fund is obligated as a writer. If a Fund writes a call option on an individual security, a Fund will own the underlying security at all times during the option period. A Fund will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be "covered" by identifying the specific portfolio securities being hedged.

   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Fund, a Fund will be required to deposit qualified securities. A "qualified security" is a security against which a Fund has not written a call option and which has not been hedged by a Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, a Fund will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is "in-the-money" at the time the call is written, a Fund will segregate with its custodian bank cash or liquid assets equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount segregated may be applied to a Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

   A Fund may invest in exchange-traded or over-the-counter call and put options. A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

   In connection with a Fund qualifying as a regulated investment company under the Code, other restrictions on a Fund's ability to enter into option transactions may apply from time to time. (See "Dividends, Distributions and Taxes.")

   RISKS RELATING TO OPTIONS. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that a Fund may lose the premium it paid plus transaction costs. If a Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will write and purchase options only when the subadviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The subadviser believes that the position limits established by the exchanges will not have any adverse impact upon a Fund or all of the Funds, in the aggregate.

   RISKS OF OPTIONS ON INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by a Fund of options on indices will be subject to the subadviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to a Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, a Fund will write call options on indices only subject to the limitations described above.

   Price movements in securities in a Fund's portfolio will not correlate perfectly with movements in the level of the index and, therefore, a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of a Fund's portfolio securities. It is also possible that the index may rise when the value of a Fund's portfolio securities does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

   Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on an index, a Fund will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, to the extent permissible, it may have to borrow from a bank pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When a Fund has written a call on an index, there is also a risk that the market may decline between the time a Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time a Fund is able to sell securities in its portfolio. As with options on portfolio securities, a Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where a Fund would be able to deliver the underlying security in settlement, a Fund may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

   If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" a Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

PRIVATE PLACEMENTS AND RULE 144A SECURITIES

   Each Fund may purchase securities which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933 (the "1933 Act"). Public sales of such securities by the Fund may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Fund may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the SEC for which the Trustees of the Fund determines the secondary market is liquid. Rule 144A securities will be considered illiquid. Trustees of these Funds may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the Funds: the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security, and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of the Funds' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

REPURCHASE AGREEMENTS

   Repurchase Agreements are agreements by which the Funds purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the 1940 Act, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security.

   A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of the custodian of the Funds maintained in a central depository of book-entry system or by physical delivery of the securities to the Trust's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

   Even though repurchase transactions usually do not impose market risks on the purchasing Fund, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Fund might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

SMALL CAP ISSUERS


   Market capitalizations of small market capitalization companies are determined at the time of purchase. While the issuers in which the Fund will primarily invest may offer greater opportunities for capital appreciation than larger market capitalization issuers, investments in smaller companies may involve greater risks and thus may be considered speculative. For example, small companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Full development of these companies takes time and, for this reason, the Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits, nor should an investment in the Fund be considered a complete investment program. In addition, many small company stocks trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements than stocks of large companies. The securities of small companies may also be more sensitive to market changes than the securities of large companies. These factors may result in above-average fluctuations in the net asset value of the Fund's shares.


                             PERFORMANCE INFORMATION

   Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

   The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Consumer Price Index, Standard & Poor's 500 Index (the "S&P 500 Index"), Dow Jones Industrial Average, Russell Midcap(R) Growth Index, Russell 1000(R) Growth Index, and Europe Australia Far East Index
(EAFE).

   Advertisements, sales literature and other communications may contain information about the Funds and advisers' current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.

   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

TOTAL RETURN

   Standardized quotations of average annual total return for Class A Shares, Class B Shares, Class C Shares or Class X Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A Shares, Class B Shares, Class C Shares or Class X Shares over periods of 1, 5 and 10 years or up to the life of the class of shares), calculated for each class separately pursuant to the following formula:
P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class

A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares and Class C Shares, and assume that all dividends and distributions on Class A Shares, Class B Shares, Class C Shares and Class X Shares are reinvested when paid.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.


   The Funds may also compute cumulative total return for specified periods based on a hypothetical Class A, Class B, Class C or Class X account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share's maximum sales charge of 5.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.


   The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rates of return calculations.

                               PORTFOLIO TURNOVER


   Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of a Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of Fund shares and by requirements which enable the Fund to receive certain favorable tax treatment (see the "Dividends, Distributions and Taxes" section of this SAI). Historical annual rates of portfolio turnover for the Funds are set forth in the prospectus under the heading "Financial Highlights."


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   The adviser and/or subadvisers (throughout this section the "adviser") places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Funds. It is the practice of the adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which the adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the adviser, the rate is deemed by the adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Funds an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the adviser after the transaction has been consummated. If the adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

   The adviser believes that the Funds benefit with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Funds is best served by its brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the adviser's appraisal of: the firm's ability to execute the order in the desired manner; the value of research services provided by the firm; and the firm's attitude toward and interest in mutual funds in general, including the sale of mutual funds managed and sponsored by the adviser. The adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Funds. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the adviser better prices and execution are available elsewhere.

   In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the adviser's staff can follow. In addition, it provides the adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the adviser and is available for the benefit of other accounts advised by the adviser and its affiliates and not all of this information will be used in connection with the Trust. While this information may be useful in varying degrees and may tend to reduce the adviser's expenses, it is not possible to estimate its value and in the opinion of the adviser it does not reduce the adviser's expenses in a determinable amount. The extent to which the adviser makes use of statistical, research and other services furnished by brokers is considered by the adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The adviser does so in accordance with its judgment of the best interest of the Trust and its shareholders.

   The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the adviser's and/or subadvisers' personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, broker-dealer's promotion or sales efforts, and (ii) the Trust, its adviser, subadviser and distributor from entering into any agreement or other understanding under which the Funds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.


   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the adviser in that security on a given business day, with all transaction costs shared pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as they deem appropriate.

   For the fiscal years ended April 30, 2004, 2005 and 2006, brokerage commissions paid by the Trust on portfolio transactions totaled, $1,908,445, $909,302 and $640,994, respectively. For the fiscal years ended April 30, 2004, 2005 and 2006, the Trust paid brokerage commissions of $185,640, $8,410 and $0 to PXP Securities Corp., an affiliate of its Distributor, for portfolio transactions effected by it. For the fiscal year ended April 30, 2006, the amount paid to PXP Securities Corp. was 0% of the total brokerage commissions paid by the Trust and was paid on transactions amounting to 0% of the aggregate dollar amount of transactions involving the payment of commissions. Brokerage commissions of $269,211 paid during the fiscal year ended April 30, 2006, were paid on portfolio transactions aggregating $219,182,032 executed by brokers who provided research and other statistical information.


                           DISCLOSURE OF FUND HOLDINGS

   The Trustees of the Trust have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Phoenix (generally, the Funds' investment adviser), or their affiliates. These policies provide that the Funds' portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds' policies prohibit Phoenix and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

   The Board of Trustees has delegated to the Holdings Disclosure Committee (the "HDC") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The HDC is composed of the Funds' Compliance Officer, and officers of the Funds' advisers and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing, and distribution.


   The Funds' Compliance Officer is responsible for monitoring the use of portfolio holdings information, for the Funds' compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Phoenix and its affiliates identified during the reporting period and how such conflicts were resolved.


PUBLIC DISCLOSURES

   In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Funds' shareholder reports are available on Phoenix's Web sites at www.PhoenixFunds.com or www.PhoenixInvestments.com. Additionally, each Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Phoenix's Web sites. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will be available on the Web sites until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.

OTHER DISCLOSURES

   The HDC may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds' policies provide that non-public disclosures of a Fund's portfolio holdings may only be made if
(i) the Fund has a legitimate business purpose for making such disclosure and
(ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between Phoenix and its mutual fund shareholders and will act in the best interest of the Funds' shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC will not authorize such release.

ONGOING ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS

   As previously authorized by the Funds' Board of Trustees and/or the Funds' executive officers, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Phoenix and its affiliates, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.


NON-PUBLIC PORTFOLIO HOLDINGS INFORMATION

- -----------------------------------------------------------------------------------------------------------------------
                                                                                TIMING OF RELEASE OF PORTFOLIO
TYPE OF SERVICE PROVIDER              NAME OF SERVICE PROVIDER                  HOLDINGS INFORMATION
- ------------------------------------- ----------------------------------------- ---------------------------------------
Adviser                               Phoenix Investment Counsel, Inc.          Daily
- ------------------------------------- ----------------------------------------- ---------------------------------------
Subadviser (Dynamic Growth Fund)      Bennett Lawrence Management, LLC          Daily
- ------------------------------------- ----------------------------------------- ---------------------------------------
Subadviser (Fundamental Growth Fund)  CastleArk Management, LLC                 Daily
- ------------------------------------- ----------------------------------------- ---------------------------------------
Subadviser (Large-Cap Growth and      Seneca Capital Management LLC             Daily
Strategic Growth Funds)
- ------------------------------------- ----------------------------------------- ---------------------------------------
Distributor                           Phoenix Equity Planning Corporation       Daily
- ------------------------------------- ----------------------------------------- ---------------------------------------
Custodian                             State Street Bank and Trust Company       Daily
- ------------------------------------- ----------------------------------------- ---------------------------------------
Sub-Financial Agent                   PFPC Inc.                                 Daily
- ------------------------------------- ----------------------------------------- ---------------------------------------
Independent Registered Public         PricewaterhouseCoopers LLP                Annual Reporting Period: within 15
Accounting Firm                                                                 business days of end of reporting
                                                                                period

                                                                                Semiannual Reporting Period: within
                                                                                31 business days of end of reporting
                                                                                period
- -----------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------
                                                                                TIMING OF RELEASE OF PORTFOLIO
TYPE OF SERVICE PROVIDER              NAME OF SERVICE PROVIDER                  HOLDINGS INFORMATION
- ------------------------------------- ----------------------------------------- ---------------------------------------
Typesetting Firm for Financial        GCom Solutions                            Monthly on first business day
Reports and Forms N-Q                                                           following month end
- ------------------------------------- ----------------------------------------- ---------------------------------------
Printer for Financial Reports         V.G. Reed & Sons                          Annual and Semiannual Reporting
                                                                                Period: within 45 days after end of
                                                                                reporting period
- ------------------------------------- ----------------------------------------- ---------------------------------------
Proxy Voting Service                  Institutional Shareholder Services        Twice weekly on an ongoing basis
- ------------------------------------- ----------------------------------------- ---------------------------------------
Intermediary Selling Shares of the    Merrill Lynch                             Quarterly within 10 days of quarter
Fund                                                                            end
- ------------------------------------- ----------------------------------------- ---------------------------------------
Third-Party Class B Share Financer    SG Constellation LLC                      Weekly based on prior week end
- -----------------------------------------------------------------------------------------------------------------------

PUBLIC PORTFOLIO HOLDINGS INFORMATION
- -----------------------------------------------------------------------------------------------------------------------
Portfolio Redistribution Firms        Bloomberg, Standard & Poor's and          Quarterly, 60 days after fiscal
                                      Thompson Financial Services               quarter end
- ------------------------------------- ----------------------------------------- ---------------------------------------
Rating Agencies                       Lipper Inc. and Morningstar               Quarterly, 60 days after fiscal
                                                                                quarter end
- -----------------------------------------------------------------------------------------------------------------------

   These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

   There is no guarantee that the Funds' policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

                     SERVICES OF THE ADVISER AND SUBADVISERS

THE ADVISER


   The investment adviser to each of the Funds is Phoenix Investment Counsel, Inc. ("PIC" or "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC acts as the investment adviser for over 60 mutual funds, and as adviser to institutional clients. PIC has acted as an investment adviser for over 70 years. PIC was originally organized in 1932 as John P. Chase, Inc. As of June 30, 2006, PIC had approximately $29.4 billion in assets under management.


   All of the outstanding stock of PIC is owned by PEPCO (or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut is the sole shareholder of PXP. PNX is a leading provider of wealth management products and services to individuals and businesses. Its principal offices are located at One American Row, Hartford, Connecticut, 06115-2520. PEPCO, a mutual fund distributor, acts as the national distributor of the Funds' shares and as Financial Agent for the Funds. The principal office of PEPCO is located at One American Row, Hartford, Connecticut 06102.


   PXP has served investors for over 70 years. As of June 30, 2006, PXP had approximately $56.5 billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.


THE SUBADVISERS


   Bennett Lawrence Management, LLC ("Bennett Lawrence") is the subadviser to the Dynamic Growth Fund and is located at 757 Third Avenue, 19th Floor, New York, New York 10017. Bennett Lawrence acts as adviser to institutions and individuals. As of June 30, 2006, Bennett Lawrence had approximately $2.0 billion in assets under management. Bennett Lawrence has been an investment adviser since 1995.

   CastleArk Management, LLC ("CastleArk") is the subadviser to the Fundamental Growth Fund and is located at 1 North Wacker Drive, Suite 3950, Chicago, Illinois 60606. CastleArk has been an investment adviser since 1999. As of June 30, 2006, CastleArk had approximately $2.2 billion assets under management.

   Seneca Capital Management LLC ("Seneca") is the subadviser to the Large-Cap Growth and Strategic Growth Funds and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as a subadviser to eight mutual funds, and as investment adviser to institutions and individuals. As of June 30, 2006, Seneca had approximately $9.7 billion in assets under management. Seneca has been an investment adviser since 1989.

   The Adviser and Subadvisers provide certain services and facilities required to carry on the day-to-day operations of the Funds (for which they receive fees) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; legal, auditing and accounting services; regulatory filing fees and expenses of printing the Trust's registration statement (but the Distributor purchases such copies of the Funds' prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes. Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust's general administration expenses allocated on the basis of the asset values of the respective Fund.

   As compensation for its services, PIC receives a fee from each Fund, which is accrued daily against the value of the Fund's net assets and is paid by the Funds monthly at the following rates:

   The fee for the Dynamic Growth Fund and the Fundamental Growth Fund is computed at an annual rate of 0.80% of each of the Fund's average daily net assets.

   The fees for the Large-Cap Growth Fund and Strategic Growth Fund are accrued daily against the value of each Fund's net assets, payable monthly, at the following annual rates:

                                                                          $1+ BILLION
              FUND                        $1ST BILLION                 THROUGH $2 BILLION                 $2+ BILLION
              ----                        ------------                 ------------------                 -----------
Large-Cap Growth Fund                         0.70%                          0.65%                           0.60%
Strategic Growth Fund                         0.75%                          0.70%                           0.65%


   The management fees paid by the Funds for the fiscal years ended April 30, 2004, 2005 and 2006 were:

                                              2004                            2005                           2006
                                              ----                            ----                           ----
Dynamic Growth Fund(1)                         N/A                            N/A                          $60,455

Fundamental Growth Fund(1)                     N/A                            N/A                          $145,151

Large-Cap Growth Fund                      $1,607,448                      $1,304,688                      $903,249

Strategic Growth Fund                      $1,558,359                      $1,260,368                      $966,805

(1) Dynamic Growth Fund has existed since August 1, 2005 and Fundamental Growth Fund has existed since July 29, 2005; therefore, no management fees were paid by these Funds in fiscal years 2004 or 2005.

   PIC has contractually agreed to limit the Dynamic Growth Fund's and the Fundamental Growth Fund's total operating expenses (excluding interest, taxes and extraordinary expenses) through September 30, 2007, so that such expenses for each Fund do not exceed 1.45% for Class A Shares and 2.20% for Class C Shares. The Adviser will not seek to recapture any operating expenses reimbursed under this arrangement.

   For its services as Subadviser to the Dynamic Growth Fund, Bennett Lawrence is entitled to a fee that is accrued daily against the value of the Fund's net assets, payable monthly at the rate of 0.40%.

   For its services as Subadviser to the Fundamental Growth Fund, CastleArk is entitled to a fee that is accrued daily against the value of the Fund's net assets, payable monthly at the following rates:

              FUND                       1ST $50 MILLION                  $50+ MILLION
              ----                       ---------------                  ------------
Fundamental Growth Fund                       0.45%                          0.40%

   For its services as Subadviser to the Large-Cap Growth Fund, Seneca is entitled to a fee that is accrued daily against the value of the Fund's net assets, payable monthly at the following rates:

                                                              $184 MILLION             $1 BILLION
              FUND                  UP TO $184 MILLION     THROUGH $1 BILLION      THROUGH $2 BILLION         $2+ BILLION
              ----                  ------------------     ------------------      ------------------         -----------
Large-Cap Growth Fund                     0.20%                   0.35%                  0.325%                  0.30%

   For its services as Subadviser to the Strategic Growth Fund, Seneca is entitled to a fee that is accrued daily against the value of the Fund's net assets, payable monthly at the following rates:

                                                              $201 MILLION            $1+ BILLION
              FUND                  UP TO $201 MILLION        TO $1 BILLION        THROUGH $2 BILLION         $2+ BILLION
              ----                  ------------------        -------------        ------------------         -----------
Strategic Growth Fund                     0.10%                  0.375%                  0.35%                   0.325%


   Total subadvisory fees paid by PIC to the Subadvisers for managing the Funds for the fiscal years ended August 31, 2004, 2005 and 2006 were:

                                              2004                            2005                           2006
                                              ----                            ----                           ----
Dynamic Growth Fund                            N/A                          $15,284                        $22,379

Fundamental Growth Fund                        N/A                          $42,354                        $58,873

Large-Cap Growth Fund                       $459,369                        $367,877                       $182,427

Strategic Growth Fund                       $883,057                        $881,439                       $437,097

         The Investment Advisory Agreements and Subadvisory Agreements shall continue in effect from year to year, provided that such continuance is specifically approved annually by a majority of the Trustees who are not interested persons of the parties thereto (as defined in the 1940 Act) and by either (a) the Trustees or (b) vote of a majority of the outstanding securities of the Trust (as defined in the 1940 Act). The Investment Advisory Agreements and Subadvisory Agreements may be terminated without penalty at any time by the Trustees or by a vote of a majority of the outstanding voting securities of the Trust upon 60 days written notice addressed to the Adviser or a Subadviser at its principal place of business; and by the Adviser upon 60 days written notice addressed to the Trust at its principal place of business. The Investment Advisory Agreements will terminate automatically in the event of their "assignment" as defined in Section 2(a)(4) of the 1940 Act.


   The Trust, its Adviser and Subadvisers, and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Funds have a pending order. The Trust has also adopted a Senior Management Code of Ethics as required by Section 406 of the Sarbanes-Oxley Act of 2002.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS


DYNAMIC GROWTH FUND AND FUNDAMENTAL GROWTH FUND

   A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the Funds' semiannual report covering the period May 1, 2005 through October 31, 2005.


LARGE-CAP GROWTH FUND AND STRATEGIC GROWTH FUND


   A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the Funds' 2006 annual report covering the period May 1, 2005 through April 30, 2006.


DESCRIPTION OF PROXY VOTING POLICY

   The Trust has adopted on behalf of the Funds a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Trust's intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

   The Policy stipulates that each Fund's investment Adviser will vote proxies or delegate such responsibility to a Subadviser. The Adviser or Subadvisers will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Funds' Policy. Any Adviser or Subadviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

   o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

   o Changes to Capital Structure--dilution or improved accountability associated with such changes.

   o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

   o Social and Corporate Responsibility Issues--the Adviser or Subadvisers will generally vote against shareholder social and environmental issue proposals.

   The Funds and their respective delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, Subadviser, delegate, principal underwriter, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser, Subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser, Subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.


   The Policy further imposes certain record keeping and reporting requirements on each Adviser, Subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, will be available free of charge by calling, toll-free,
(800) 243-1574, or on the SEC Internet site at http://www.sec.gov.


                               PORTFOLIO MANAGERS

COMPENSATION OF PORTFOLIO MANAGERS OF BENNETT LAWRENCE (SUBADVISER TO THE DYNAMIC GROWTH FUND)


   Van Schreiber is the Managing Member and Alex Ely is a Member of Bennett Lawrence Management, LLC. As owners of the firm, they are paid salaries and bonuses that are based upon firm profitability. Their salaries are commensurate with industry standards, but their bonuses will fluctuate based upon the excess of firm revenues after expenses have been covered.


COMPENSATION OF PORTFOLIO MANAGERS OF CASTLEARK (SUBADVISER TO THE FUNDAMENTAL GROWTH FUND)

   CastleArk portfolio managers who are not owners of the firm are compensated in three ways: salary, incentive bonus and stock options. Combined, CastleArk believes its portfolio managers have the right balance of incentives to achieve above average returns for its clients. CastleArk targets base salaries for portfolio managers to be above industry average. Base salaries are fixed and are reviewed on an annual basis. Incentive bonuses are based on the portfolio manager's investment performance and an assessment of the revenue stream attributable to their respective products. Portfolio investment performance is measured using a three year pre-tax return relative to both the Callan Large Cap Growth Universe and the Russell 1000(R) Growth Index. Managers can earn as much as 100% of their base salaries in bonuses in a given year. Additionally, non-owner portfolio managers participate in a stock option program, which enables them to earn ownership rights as their product grows. Stock option awards are based solely on the discretion of the firm's Senior Management; no specific, pre-defined metrics are used. Certain portfolio managers are owners of CastleArk and are paid salaries and bonuses that are based on firm profitability. Their salaries are commensurate with industry standards, but their bonuses will fluctuate based upon the excess of firm revenues after expenses have been covered.

COMPENSATION OF PORTFOLIO MANAGERS OF SENECA CAPITAL MANAGEMENT LLC (SUBADVISER TO THE LARGE-CAP GROWTH FUND AND STRATEGIC GROWTH FUND)

   Seneca Capital Management LLC ("Seneca") believes that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Seneca receive a competitive base salary, an incentive bonus opportunity and a benefits package.

   Following is a more detailed description of the compensation structure of Seneca's portfolio managers.

   Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by Seneca and is designed to be competitive in light of the individual's experience and responsibilities.

   Incentive Bonus. Bonus payments are based on a number of factors including the profitability of Seneca and the portfolio team member's long-term contributions to the firm. Seneca's principles emphasize teamwork and a focus on client needs, and bonuses are structured to emphasize those principles. All full-time employees of Seneca participate in the annual bonus program. Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns. Bonus payments are generally determined based on considerations of Seneca's working capital requirements and on estimated tax liabilities.

   The Executive Committee and CIO have discretion over the measurement of the components.

   Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including 401(k), health and other employee benefit plans.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST

   There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each fund's investments and the investments of any other accounts they manage. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Funds' shareholders. The Adviser and Subadvisers are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the funds' most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of a Fund and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.


   The following table provides information as of April 30, 2006 regarding any other accounts managed by the portfolio managers and portfolio management team members for each of the funds as named in the prospectus. As noted in the table, the portfolio managers managing the funds may also manage or be members of management teams for other mutual funds within the Phoenix Funds complex or other similar accounts.

                                                               NUMBER OF AND TOTAL
                                      NUMBER OF AND TOTAL     ASSETS OF OTHER POOLED
                                     ASSETS OF REGISTERED      INVESTMENT VEHICLES        NUMBER OF AND TOTAL
        PORTFOLIO MANAGER            INVESTMENT COMPANIES             (PIVs)            ASSETS OF OTHER ACCOUNTS
        -----------------            --------------------             ------            ------------------------
Jerome A. Castellini                   6/$274.0 million           3/$40 million             12/$1.06 billion
Fran Gillin Cooley                     3/$282.0 million                 0                  26/$159.0 million
Douglas Couden                         3/$282.0 million                 0                  26/$159.0 million
W. Alexander Ely                       4/$145.7 million          9/$459.5 million         281/$1,564.3 million
Van Schreiber                          4/$145.7 million          9/$459.5 million         281/$1,564.3 million
Robert S. Takazawa                     6/$274.0 million           3/$40 million             12/$1.06 billion


Note: Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations, and collateralized debt obligations.


    As of April 30, 2006, the portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.


OWNERSHIP OF FUND SECURITIES BY PORTFOLIO MANAGERS


   The following table sets forth the dollar range of equity securities owned as of April 30, 2006 by each portfolio manager for the Subadvisers in the funds described in the funds' prospectus that he/she manages:


                                      DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED IN EACH FUND MANAGED
                                      -------------------------------------------------------------------------

    PORTFOLIO MANAGER       DYNAMIC GROWTH FUND   FUNDAMENTAL GROWTH FUND   LARGE-CAP GROWTH FUND   STRATEGIC GROWTH FUND
    -----------------       -------------------   -----------------------   ---------------------   ---------------------
Jerome A. Castellini                None                   None                     None                     None
Fran Gillin Cooley                  None                   None                     None                 $1 - $10,000
Douglas Couden                      None                   None                     None                 $1 - $10,000
W. Alexander Ely                    None                   None                     None                     None
Van Schreiber                       None                   None                     None                     None
Robert S. Takazawa                  None                   None                     None                     None


                                 NET ASSET VALUE


   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "NYSE") on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Funds. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting according to policies and procedures approved by the Trustees.


                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. The minimum initial investment for Class X Shares is $250,000, and the minimum subsequent investment for Class X Shares is $10,000. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS


   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). The Large-Cap Growth Fund also offers one class of shares (Class X Shares) that may be purchased by certain institutional investors at a price equal to their net asset value per share. Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by an authorized broker or the broker's authorized designee.


   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B Shares or Class C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.


   Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. (See the "Dividends, Distributions and Taxes" section of this SAI.)


CLASS A SHARES


   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a 1% deferred sales charge may apply to shares purchased on which a finder's fee has been paid if redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to ongoing distribution and service fees at an annual rate of up to 0.25% of the Funds' aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES (LARGE-CAP GROWTH FUND AND STRATEGIC GROWTH FUND ONLY)


   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See the "Class B Shares and Class C Shares--Waiver of Sales Charges" section of this SAI.)


   Class B Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 1.00% of the Funds' aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the Adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased, pursuant to the deferred sales charge alternative, which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A Shares, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

CLASS C SHARES

   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.

CLASS X SHARES (LARGE-CAP GROWTH FUND ONLY)

   Class X Shares are offered without any sales charges to institutional investors, such as pension and profit sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations, and others who purchase the minimum amounts.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES


   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below. Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor.


   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser, Subadviser (if any) or Distributor; (3) any private client of an Adviser or Subadviser to any Phoenix Fund; (4) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (5) any qualified retirement plan exclusively for persons described above; (6) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (7) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or
(6) above; (8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (9) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates; (10) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (11) any person with a direct rollover transfer of shares from an established Phoenix Fund, or Phoenix qualified plan; (12) any Phoenix Life Insurance Company (or affiliate) separate account which funds group annuity contracts offered to qualified employee benefit plans; (13) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any deferred compensation plan established for the benefit of any Phoenix Fund or Phoenix trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (16) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (17) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (18) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (16) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.


   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of these Funds or any other Phoenix Fund (other than any Phoenix money market fund ), if made at the same time by the same "person," will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

    LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of these Funds or any other Phoenix Fund (other than any Phoenix money market fund ), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares or Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of these Funds or any other Phoenix Fund (other than any Phoenix money market fund) if made over time by the same "person," may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.


   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES AND CLASS C SHARES--WAIVER OF SALES CHARGES


   The CDSC is waived on the redemption (sale) of Class B Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K

Plan ("Plan") invested in Class B Shares, in which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares and Class C Shares of the Phoenix Funds; (g) based on any direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.


CONVERSION FEATURES--CLASS B SHARES

   Class B Shares will automatically convert to Class A Shares of the same Portfolio eight years after they are purchased. Conversion will be on the basis of the then-prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service ("IRS") that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Fund was unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Fund.

                            INVESTOR ACCOUNT SERVICES


   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult your broker-dealer for account restrictions and limit information. The Funds and the Distributor reserve the right to modify or terminate these services upon reasonable notice.


EXCHANGES


   Under certain circumstances, shares of any Phoenix Fund may be exchanged for shares of the same class of another Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund or Series, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix Fund, if currently offered. Exchanges will be based upon each fund's net asset value per share next computed after the close of business, without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes. (See the "Dividends, Distributions and Taxes" section of this SAI.) Exchange privileges may not be available for all funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of Shares of another Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.


DIVIDEND REINVESTMENT ACROSS ACCOUNTS


   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Phoenix Fund carefully before directing dividends and distributions to another Phoenix Fund. Reinvestment election forms and prospectuses are available from PEPCO. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.


INVEST-BY-PHONE

   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, PEPCO will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House ("ACH"). The shareholder's bank, which must be an ACH member, will in turn forward the monies to PEPCO for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon PEPCO's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to PEPCO. PEPCO will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Fund and PEPCO reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM


   The Systematic Withdrawal Program (the "Program") allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Program also provides for redemption with proceeds to be directed through the ACH to your bank account. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.


   Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.

   Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B and Class C shareholders redeeming more shares than the percentage permitted by the Program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES


   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. (See the Funds' current Prospectus for more information.)


   The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.

   Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

   A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Funds have no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS

   Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Funds' current Prospectus for more information.)

BY MAIL

   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to PEPCO that the Trust redeem the shares. (See the Funds' current Prospectus for more information.)

TELEPHONE REDEMPTIONS


   Shareholders who do not have certificated shares may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Funds' current Prospectus for more information.)


REDEMPTION IN KIND

   To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Funds. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE

   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. (See the Funds' current Prospectus for more information and conditions attached to this privilege.)

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")

   Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under such provisions, each Fund will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes (or is deemed distributed) to shareholders provided it meets certain distribution requirements. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 35%) on any undistributed long-term capital gains.

   Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax. Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for the Fund to pay the excise tax.

   The Code sets forth numerous criteria that must be satisfied in order for each Fund to qualify as a RIC. Among these requirements, each Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year each Fund does not qualify as a RIC, all of its taxable income will be taxed at corporate rates and the Fund would not be eligible to pay exempt interest dividends. In addition, if in any tax year the Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In addition to meeting the 90% test, in order to qualify as a RIC each Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. Each Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   Each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that the Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS

   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period. Ordinary distributions made by the Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the respective Funds. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Funds designate such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. As a result of these limitations, it is not currently anticipated that certain distributions by Funds will be qualifying dividend distributions. Distributions by a Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by the Funds to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by a Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by the Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

   The Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

   Distributions by the Fund out of dividend income from domestic corporations may qualify in whole or in part for the dividends received deduction available to corporate shareholders if the distributing Fund does not sell the stock in respect of which it received such dividends before satisfying a 46-day holding period requirement (91 days for certain preferred stock), and the shareholder holds Fund shares for at least 46 days. For this purpose, the distributing Fund holding period in such stock may be reduced for periods during which the Fund reduces its risk of loss from holding the stock (e.g., by entering into option contracts).

   Shareholders should consult their own tax advisor about their tax situation.

INCOME AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS WHICH MAY DIFFER FROM ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

TAXATION OF DEBT SECURITIES

   Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund's ability to distribute adequate income to qualify as a RIC.

TAXATION OF DERIVATIVES

   Many futures contracts entered into by the Fund and all listed non-equity options written or purchased by the Fund (including covered call options written on debt securities and options written or purchased on futures contracts) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.

   Equity options written by the Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

   Positions of the Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by the Fund.

   Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for federal income tax purposes.

   These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

   The tax consequences of certain investments and other activities that the Funds may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Funds will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the IRS or a court will agree with the Funds' treatment and that adverse tax consequences will not ensue.

TAXATION OF FOREIGN INVESTMENTS

   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of each Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

   If the Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

   The Fund may be subject to tax on dividend or interest income received from securities of non-U.S issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect with the IRS to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. If the Fund does elect to "pass through", each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources.

SALE OR EXCHANGE OF FUND SHARES

   Gain or loss will be recognized by a shareholder upon the sale of his shares in the Fund or upon an exchange of his shares in the Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

   Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

   Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION

   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION

   Pursuant to IRS Regulations, the Fund may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Fund will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the IRS for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Fund ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

FOREIGN SHAREHOLDERS

   Dividends paid by the Fund from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES

   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the IRS with respect to any of the tax matters discussed above.

   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the IRS. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.

   The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code. It does not address the special tax rules applicable to certain classes of investors, such as insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.


                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call PEPCO at (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN

   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker-dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                                 THE DISTRIBUTOR


   Pursuant to an Underwriting Agreement with the Trust, PEPCO (or "Distributor"), an indirect wholly-owned subsidiary of PNX and an affiliate of PIC and Seneca, serves as Distributor for the Funds. As such, the Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. Shares of the Funds may be purchased through investment dealers who have sales agreements with the Distributor. The address of the Distributor is One American Row, P.O. Box 5056 Hartford, Connecticut 06102-5056.

   For its services under the Underwriting Agreement, PEPCO receives sales charges on transactions in Trust shares and retains such charges, less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, PEPCO may receive payments from the Trust pursuant to the Distribution Plans described below. During the fiscal years 2004, 2005 and 2006, purchasers of Fund shares paid aggregate sales charges of $240,125, $188,660 and $133,764, respectively, of which the Distributor received net commissions of $85,914, $89,528 and $61,337, respectively, for its services, the balance being paid to dealers. For the fiscal year ended April 30, 2006, the Distributor received net commissions of $14,608 for Class A Shares and deferred sales charges of $45,633 for Class B Shares and $1,096 for Class C Shares.

   The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Trust, or by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its "assignment," as defined in Section 2(a)(4) of the 1940 Act.


DEALER CONCESSIONS


   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on purchases of Class A Shares set forth below.


           AMOUNT OF
          TRANSACTION           SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE          DEALER DISCOUNT
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
 ----------------------------------------------------------------------------------------------------------------------------
 Under $50,000                               5.75%                         6.10%                          5.00%
 $50,000 but under $100,000                  4.75                          4.99                           4.25
 $100,000 but under $250,000                 3.75                          3.90                           3.25
 $250,000 but under $500,000                 2.75                          2.83                           2.25
 $500,000 but under $1,000,000               2.00                          2.04                           1.75
 $1,000,000 or more                          None                          None                           None


   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Fund and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000 and
0.25% on amounts greater than $10,000,000. For purchases prior to January 11, 2006, if part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. Beginning January 11, 2006, if part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee has been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year period begins on the last day of the month preceding the month in which the purchase was made. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources or pursuant to the Trust's Distribution Plans, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.


   The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

ADMINISTRATIVE SERVICES


   PEPCO also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For services as financial agent, PEPCO will be paid a fee equal to the sum of (1) the documented cost of fund accounting, tax services and related services provided by PFPC Inc. ("PFPC"), as subagent, plus (2) the documented cost to PEPCO to oversee the subagent's performance. The current fee schedule of PFPC is based upon the average of the aggregate daily net asset values of all funds serviced by PFPC, at the following incremental annual rates:


            First $5 billion                                 0.06%
            $5 billion to $15 billion                        0.05%
            Greater than $15 billion                         0.03%

   Certain minimum fees may apply. Total fees paid by PEPCO to PFPC are allocated among certain of the funds for which it serves as administrative agent on the basis of the relative net assets of each fund. For its services during the Trust's fiscal years ended April 30, 2004, 2005 and 2006, PEPCO received $350,667, $269,012 and $278,387, respectively.


                               DISTRIBUTION PLANS


   The Trust has adopted a distribution plan for each class of shares (except Class X Shares) (i.e., a plan for the Class A Shares, a plan for the Class B Shares, and a plan for the Class C Shares; collectively, the "Plans") in accordance with Rule 12b-1 under the 1940 Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the rates of 0.75% per annum for Class B Shares and 0.75% per annum for Class C Shares.


   From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the

Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers as additional compensation with respect to Class C Shares, 0.75% of the average annual net asset value of that class.

   In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds' shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

   On a quarterly basis, the Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the relevant Class of the Trust.


   For the fiscal year ended April 30, 2006, the Funds paid Rule 12b-1 Fees in the amount of $856,979, of which the principal underwriter received $171,217, and unaffiliated broker-dealers received $685,762. Rule 12b-1 Fees paid by the Funds during last fiscal year were spent on: (1) advertising, $62,591; (2) printing and mailing of prospectuses to other than current shareholders, $8,447;
(3) compensation to dealers, $732,494; (4) compensation to sales personnel, $372,144; (5) service costs, $80,118 and (6) other, $37,040.


   No interested person of the Fund and no Trustee who is not an interested person of the Fund, as that term is defined in the 1940 Act, had any direct or indirect financial interest in the operation of the Plans.


   The Board of Trustees has also adopted a Plan pursuant to Rule 18f-3 under the 1940 Act permitting the issuance of shares in multiple classes.


   The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

                             MANAGEMENT OF THE TRUST


   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law.


TRUSTEES AND OFFICERS


   The Trustees are responsible for the overall supervision of the Funds, including establishing the Funds' policies, general supervision and review of their investment activities. The officers who administer the Funds' daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust.

                              INDEPENDENT TRUSTEES

                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND            LENGTH OF       OVERSEEN BY                     DURING PAST 5 YEARS AND
          DATE OF BIRTH             TIME SERVED        TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
          -------------             -----------        -------                 -----------------------------------

E. Virgil Conway                   Served since         71          Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC          1987.                            (2001-present). Trustee/Director, Phoenix Funds Complex
101 Park Avenue                                                     (1983-present). Trustee/Director, Realty Foundation of
New York, NY 10178                                                  New York (1972-present), Josiah Macy, Jr. Foundation
DOB: 8/2/29                                                         (Director/Trustee) (1975-2004) (Honorary) (2004-present),
                                                                    Pace University (Director/Trustee Emeritus)
                                                                    (2003-present), Greater New York Councils, Boy Scouts of
                                                                    America (1985-present), The Academy of Political Science
                                                                    (Vice Chairman) (1985-present), Urstadt Biddle Property
                                                                    Corp. (1989-present), Colgate University (Trustee
                                                                    Emeritus) (2004-present). Director/Trustee, The Harlem
                                                                    Youth Development Foundation, (Chairman) (1998-2002),
                                                                    Metropolitan Transportation Authority (Chairman)
                                                                    (1992-2001), Trism, Inc. (1994-2001), Consolidated Edison
                                                                    Company of New York, Inc. (1970-2002), Atlantic Mutual
                                                                    Insurance Company (1974-2002), Centennial Insurance
                                                                    Company (1974-2002), Union Pacific Corp. (1978-2002),
                                                                    BlackRock Freddie Mac Mortgage Securities Fund (Advisory
                                                                    Director) (1990-2000), Accuhealth (1994-2002), Pace
                                                                    University (1978-2003), New York Housing Partnership
                                                                    Development Corp. (Chairman) (1981-2003), Josiah Macy,
                                                                    Jr. Foundation (1975-2004).

Harry Dalzell-Payne                Served since         71          Retired. Trustee/Director, Phoenix Funds Complex
The Flat, Elmore Court             1987.                            (1983-present).
Elmore, GL05, GL2 3NT U.K.
DOB: 8/9/29

Francis E. Jeffries                Served since         72          Director, The Empire District Electric Company
8477 Bay Colony Dr. #902           1995.                            (1984-2004). Trustee/Director, Phoenix Funds Complex
Naples, FL 34108                                                    (1987-present).
DOB: 9/23/30

Leroy Keith, Jr.                   Served since          69         Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.          1993.                            (2001-present). Director/Trustee, Evergreen Funds (six
736 Market Street, Ste. 1430                                        portfolios). Trustee, Phoenix Funds Family
Chattanooga, TN 37402                                               (1980-present). Director, Diversapak (2002-present),
DOB: 2/14/39                                                        Obaji Medical Products Company (2002-present). Director,
                                                                    Lincoln Educational Services (2002-2004). Chairman,
                                                                    Carson Products Company (cosmetics) (1998-2000).
Geraldine M. McNamara              Served since         71          Managing Director, U.S. Trust Company of New York
U.S. Trust Company of NY           2001.                            (private bank) (1982-present). Trustee/Director, Phoenix
11West 54th Street                                                  Funds Complex (2001-present).
New York, NY 10019
DOB: 4/17/51

                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND            LENGTH OF       OVERSEEN BY                     DURING PAST 5 YEARS AND
          DATE OF BIRTH             TIME SERVED        TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
          -------------             -----------        -------                 -----------------------------------
James M. Oates*                    Served since          69         Chairman, Hudson Castle Group, Inc. (Formerly IBEX
c/o Northeast Partners             1993.                            Capital Markets, Inc.) (financial services)
150 Federal Street, Ste. 1000                                       (1997-present). Trustee/Director, Phoenix Funds Family
Boston, MA 02109                                                    (1987-present). Managing Director, Wydown Group
Trustee                                                             (consulting firm) (1994-present). Director, Investors
DOB: 5/31/46                                                        Financial Service Corporation (1995-present), Investors
                                                                    Bank & Trust Corporation (1995-present), Stifel Financial
                                                                    (1996-present), Connecticut River Bancorp (1998-present),
                                                                    Connecticut River Bank (1999-present), Trust Company of
                                                                    New Hampshire (2002-present). Chairman, Emerson
                                                                    Investment Management, Inc. (2000-present). Independent
                                                                    Chairman, John Hancock Trust (since 2005), Trustee, John
                                                                    Hancock Funds II and John Hancock Funds III (since 2005).
                                                                    Trustee, John Hancock Trust (2004-2005).
                                                                    Director/Trustee, AIB Govett Funds (six portfolios)
                                                                    (1991-2000), Command Systems, Inc. (1998-2000), Phoenix
                                                                    Investment Partners, Ltd. (1995-2001), 1Mind, Inc.
                                                                    (formerly 1Mind.com) (2000-2002), Plymouth Rubber Co.
                                                                    (1995-2003). Director and Treasurer, Endowment for
                                                                    Health, Inc. (2000-2004).

Richard E. Segerson                Served since          69         Managing Director, Northway Management Company
Northway Management Company        1984.                            (1998-present). Trustee/Director, Phoenix Funds Family
164 Mason Street                                                    (1983-present).
Greenwich, CT 06830
DOB: 2/16/46

*  Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly IBEX
   Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company
   ("Phoenix Life") also an affiliate, owns approximately 8% of Hudson's common stock.


                                                     INTERESTED TRUSTEES

Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the
   Investment 1940 Act, as amended, and the rules and regulations thereunder.

                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
  NAME, ADDRESS, POSITION(S)     LENGTH OF TIME     OVERSEEN BY                      DURING PAST 5 YEARS AND
 WITH TRUST AND DATE OF BIRTH        SERVED           TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
 ----------------------------        ------           -------                  -----------------------------------

Marilyn E. LaMarche*             Served since            69         Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC          2002.                              (1997-present). Trustee/Director, Phoenix Funds Family
30 Rockefeller Plaza,                                               (2002-present). Director, The Phoenix Companies, Inc.
59th Floor                                                          (2001-2005) and Phoenix Life Insurance Company
New York, NY 10020                                                  (1989-2005).
Trustee
DOB: 5/11/34


                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
  NAME, ADDRESS, POSITION(S)     LENGTH OF TIME     OVERSEEN BY                      DURING PAST 5 YEARS AND
 WITH TRUST AND DATE OF BIRTH        SERVED           TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
 ----------------------------        ------           -------                  -----------------------------------

Philip R. McLoughlin**           Served since            97         Director, PXRE Corporation (Reinsurance) (1985-present),
Chairman                         1993.                              World Trust Fund (1991-present). Director/Trustee,
DOB: 10/23/46                                                       Phoenix Funds Complex (1989-present). Management
                                                                    Consultant (2002-2004), Chairman (1997-2002), Chief
                                                                    Executive Officer (1995-2002), Director (1995-2002),
                                                                    Phoenix Investment Partners, Ltd., Director and
                                                                    Executive Vice President, The Phoenix Companies, Inc.
                                                                    (2000-2002). Director (1994-2002) and Executive Vice
                                                                    President, Investments (1987-2002), Phoenix Life
                                                                    Insurance Company. Director (1983-2002) and Chairman
                                                                    (1995-2002), Phoenix Investment Counsel, Inc. Director
                                                                    (1982-2002), Chairman (2000-2002) and President
                                                                    (1990-2000), Phoenix Equity Planning Corporation.
                                                                    Chairman and President, Phoenix/Zweig Advisers LLC
                                                                    (2001-2002). Director (2001-2002) and President (April
                                                                    2002-September 2002), Phoenix Investment Management
                                                                    Company. Director and Executive Vice President, Phoenix
                                                                    Life and Annuity Company (1996-2002). Director
                                                                    (1995-2000) and Executive Vice President (1994-2002) and
                                                                    Chief Investment Counsel (1994-2002), PHL Variable
                                                                    Insurance Company. Director, Phoenix National Trust
                                                                    Holding Company (2001-2002). Director (1985-2002) and
                                                                    Vice President (1986-2002) and Executive Vice President
                                                                    (April 2002-September 2002), PM Holdings, Inc. Director,
                                                                    WS Griffith Associates, Inc. (1995-2002). Director, WS
                                                                    Griffith Securities, Inc. (1992-2002).


*  Ms. LaMarche is an "interested person," as defined in the 1940 Act, by reason of her former position as Director of The
   Phoenix Companies, Inc. and Phoenix Life Insurance Company.

** Mr. McLoughlin is an "interested person," as defined in the 1940 Act, by reason of his former relationship with Phoenix
   Investment Partners, Ltd., and its affiliates.

                                          OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                 POSITION(S) HELD
      NAME ADDRESS AND            WITH TRUST AND                              PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH          LENGTH OF TIME SERVED                            DURING PAST 5 YEARS
        -------------          ---------------------                            -------------------

Daniel T. Geraci               President since 2004.  Executive Vice President, Asset Management, The Phoenix Companies,
DOB: 6/12/57                                          Inc. (2003-present). Director, Chairman, President and Chief Executive
                                                      Officer, Phoenix Investment Partners, Ltd. (2003-present). President,
                                                      Phoenix Equity Planning Corporation (2005-present). President, DPCM
                                                      Holding, Inc. (2005-present). President, Capital West Asset
                                                      Management, LLC (2005-present). Director and President, Phoenix
                                                      Investment Counsel, Inc. (2003-present). Director, Pasadena Capital
                                                      Corporation (2003-present). President, Euclid Advisers, LLC
                                                      (2003-present). Director and Chairman, PXP Institutional Markets
                                                      Group, Ltd. (2003-present). Director and President, Rutherford
                                                      Financial Corporation (2003-present). Director, DPCM Holding, Inc.
                                                      (2003-present). President, Phoenix Zweig Advisers, LLC (2003-present).
                                                      Director and Chairman, Phoenix Equity Planning Corporation
                                                      (2003-present). Director and Chairman, Duff & Phelps Investment
                                                      Management Company (2003-present). Director, Capital West Asset
                                                      Management, LLC (2003-present). Chief Executive Officer and President,
                                                      The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.
                                                      (2004-present). President, the Phoenix Funds Family (2004-present).
                                                      Chief Sales and Marketing Officer, Phoenix Equity Planning Corporation
                                                      (2003-2005). President and Chief Executive Officer of North American
                                                      investment operations, Pioneer Investment Management USA, Inc.
                                                      (2001-2003). President of Private Wealth Management Group & Fidelity
                                                      Brokerage Company, Fidelity Investments (1996-2001).

George R. Aylward              Executive Vice         Senior Vice President and Chief Operating Officer, Asset Management,
DOB: 8/17/64                   President since 2004.  The Phoenix Companies, Inc. (2004-present). Executive Vice President and Chief Operating Officer, Phoenix Investment Partners, Ltd.
                                                      (2004-present). Vice President, Phoenix Life Insurance Company
                                                      (2002-2004). Vice President, The Phoenix Companies, Inc. (2001-2004).
                                                      Vice President, Finance, Phoenix Investment Partners, Ltd.
                                                      (2001-2002). Assistant Controller, Phoenix Investment Partners, Ltd.
                                                      (1996-2001). Executive Vice President, certain funds within the
                                                      Phoenix Funds Family (2004-present).

Francis G. Waltman
DOB: 7/27/62                   Senior Vice            Senior Vice President, Asset Management, The Phoenix Companies, Inc.
                               President since 2004.  (since 2006). Senior Vice President, Asset Management Product
                                                      Development, Phoenix Investment Partners, Ltd. (2005-present). Senior
                                                      Vice President and Chief Administrative Officer, Phoenix Investment
                                                      Partners, Ltd. (2003-2004). Senior Vice President and Chief
                                                      Administrative Officer, Phoenix Equity Planning Corporation
                                                      (1999-2003). Senior Vice President, certain funds within the Phoenix
                                                      Funds Family (2004-present).

Marc Baltuch                   Vice President and     Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present).
900 Third Avenue               Chief Compliance       Vice President and Chief Compliance Officer, certain funds within the
New York, NY 10022             Officer since 2004.    Phoenix Funds Complex (2004-present). Vice President, The Zweig Total
DOB: 9/23/45                                          Return Fund, Inc. and The Zweig Fund, Inc. (2004-present). President and Director, Watermark Securities, Inc. (1991-present). Assistant
                                                      Secretary, Gotham Advisors Inc. (1990-present). Secretary,
                                                      Phoenix-Zweig Trust (1989-2003). Secretary, Phoenix-Euclid Market
                                                      Neutral Fund (1999-2002).

                                 POSITION(S) HELD
      NAME ADDRESS AND            WITH TRUST AND                              PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH          LENGTH OF TIME SERVED                            DURING PAST 5 YEARS
        -------------          ---------------------                            -------------------
Kevin J. Carr                  Vice President,        Vice President and Counsel, Phoenix Life Insurance Company (May
One American Row               Counsel, Chief Legal   2005-present). Vice President, Counsel, Chief Legal Officer and
Hartford, CT 06102             Officer and            Secretary, certain funds within the Phoenix Funds Complex (May
DOB: 8/30/54                   Secretary since 2005.  2005-present). Compliance Officer of Investments and Counsel,
                                                      Travelers Life & Annuity Company (January 2005-May 2005). Assistant
                                                      General Counsel, The Hartford Financial Services Group (1999-2005).

Nancy G. Curtiss               Chief Financial        Assistant Treasurer (2001-present), Vice President, Fund Accounting
DOB: 11/24/52                  Officer since 2005     (1994-2000), Treasurer (1996-2000), Phoenix Equity Planning
                               and Treasurer since    Corporation. Vice President (2003-present), Phoenix Investment
                               1994.                  Partners, Ltd. Chief Financial Officer and Treasurer, or Assistant
                                                      Treasurer, certain funds within the Phoenix Funds Complex (1994-present).

CONSULTING COMMITTEE

   The Trust has established a Consulting Committee consisting of those individuals who accepted the Board's invitation to become a member. The Consulting Committee provides consultation to the Board in connection with fund governance and related matters, as appropriate, in the course of the Board's deliberations. Committee members serve at the discretion of the Board. The Committee members receive a retainer, plus reasonable expenses incurred in the performance of the required services. The Consulting Committee does not meet independently from the Board, and its members attend only those meetings to which they are invited by the Chairman of the Board of Trustees. The current Consulting Committee member and his business affiliations for the past five years are set forth below.

                                                   NUMBER OF FUNDS
                                                     IN COMPLEX
                                TERM OF OFFICE       OVERSEEN BY
     NAME, ADDRESS AND           AND LENGTH OF       CONSULTING       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER
        DATE OF BIRTH             TIME SERVED     COMMITTEE MEMBER                DIRECTORSHIPS HELD BY TRUSTEE
        -------------             -----------     ----------------                -----------------------------
Ferdinand L.J. Verdonck        Served since              39          Director, Banco Urquijo (Chairman) (1998-present).
Nederpolder, 7                 2004.                                 Trustee, Phoenix Funds Family (2002-present). Director,
B-9000 Gent, Belgium                                                 EASDAQ (Chairman) (2001-present), The JP Morgan Fleming
DOB: 7/30/42                                                         Continental European Investment Trust (1998-present),
                                                                     Groupe SNEF (1998-present), Degussa Antwerpen N.V.
                                                                     (1998-present), Santens N.V. (1999-present). Managing
                                                                     Director, Almanij N.V. (1992-2003). Director, KBC Bank
                                                                     and Insurance Holding Company (Euronext) (1992-2003),
                                                                     KBC Bank (1992-2003), KBC Insurance (1992-2003),
                                                                     Kredietbank, S.A. Luxembourgeoise (1992-2003), Investco
                                                                     N.V. (1992-2003), Gevaert N.V. (1992-2003), Fidea N.V.
                                                                     (1992-2003), Almafin N.V. (1992-2003), Centea N.V.
                                                                     (1992-2003), Dutch Chamber of Commerce for Belgium and
                                                                     Luxemburg (1995-2001), Phoenix Investment Partners,
                                                                     Ltd. (1995-2001).


COMMITTEES OF THE BOARD

   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. They are:


   The Audit Committee. The Audit Committee is responsible for overseeing the Fund's accounting and auditing policies and practices. The Audit Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the Funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Francis E. Jeffries, Geraldine M. McNamara, James M. Oates and Richard E. Segerson.The Committee met four times during the Trust's last fiscal year.

   The Executive and Compliance Committee. The function of the Executive and Compliance Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees, as well as to act on behalf of the Board when it is not is session, subject to limitations as set by the Board. Its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Philip R. McLoughlin, Geraldine M. McNamara and James M. Oates. The Committee met 13 times during the Trust's last fiscal year. Each of the members is an Independent Trustee, except Mr. McLoughlin, who is an Interested Trustee.

   The Governance and Nominating Committee. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr. and Geraldine M. McNamara. Ferdinand L.J. Verdonck is a Consulting Committee member of the Governance and Nominating Committee. The Committee met four times during the Trust's last fiscal year.

   The Board has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder submitting a nomination must hold for at least one full year 5% of the shares of a series of the Trust. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.


COMPENSATION


   Trustees who are not interested persons of the Adviser or any of its affiliates receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers and employees of the Adviser of the Funds who are interested persons are compensated for their services by the Adviser of the Funds, or an affiliate of the Adviser of the Funds, and receive no compensation from the Funds. The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended April 30, 2006, the Trustees received the following compensation:

                                                                             TOTAL COMPENSATION FROM TRUST
                                                        AGGREGATE             AND FUND COMPLEX (97 FUNDS)
    NAME OF TRUSTEE                                   COMPENSATION                  PAID TO TRUSTEES
    ---------------                                   ------------                  ----------------
INDEPENDENT TRUSTEES
- --------------------
E. Virgil Conway                                       $10,238.73                     $193,750.02
Harry Dalzell-Payne                                     $9,842.46                     $188,250.01
Francis E. Jeffries                                     $6,872.66*                    $152,750.00
Leroy Keith, Jr.                                        $6,635.85                      $91,723.36
Geraldine M. McNamara                                   $9,842.46*                    $187,500.01
James M. Oates                                          $9,325.04                     $129,861.65
Richard E. Segerson                                     $6,872.66*                     $95,750.00

INTERESTED TRUSTEES
- -------------------
Marilyn E. LaMarche                                     $5,607.25                      $78,250.00
Philip R. McLoughlin                                   $13,915.86                     $285,816.85

CONSULTING COMMITTEE
- --------------------
 Ferdinand L.J. Verdonck                                $3,908.63                      $58,750.00

- ----------------------
* This compensation or a portion thereof, (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At June 30, 2006, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for those trustees who are participating or have participated in the Deferred Compensation Plan are as follows: Mr. Jeffries, $547,951.74, Ms. McNamara, $272,671.09, and Mr. Segerson, $116,301.55, respectively. At present, by agreement among the Trust, Phoenix Investment Partners, Ltd. ("PXP") and the electing Trustee, Trustee fees that are deferred are paid by the Trust to PXP. The liability for the deferred compensation obligation appears only as a liability of PXP, and not of the Trust.

TRUSTEE OWNERSHIP OF SECURITIES


   Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2005:


                                                                                                            AGGREGATE DOLLAR
                                                                                                            RANGE OF TRUSTEE
                                                                                                            OWNERSHIP IN ALL
                                DOLLAR RANGE                                              DOLLAR RANGE OF    FUNDS OVERSEEN
                                 OF EQUITY       DOLLAR RANGE OF      DOLLAR RANGE OF         EQUITY          BY TRUSTEE IN
                               SECURITIES IN    EQUITY SECURITIES    EQUITY SECURITIES     SECURITIES IN        FAMILY OF
                                  DYNAMIC         IN FUNDAMENTAL        IN LARGE-CAP         STRATEGIC         INVESTMENT
       NAME OF TRUSTEE          GROWTH FUND        GROWTH FUND          GROWTH FUND         GROWTH FUND         COMPANIES
       ---------------          -----------        -----------          -----------         -----------         ---------

INDEPENDENT TRUSTEES
- --------------------
E. Virgil Conway                    None               None                 None               None           Over $100,000
Harry Dalzell-Payne                 None               None                 None               None               None
Francis E. Jeffries                 None               None                 None               None           Over $100,000

Leroy Keith, Jr.                    None               None                 None               None            $1-$10,000
Geraldine M. McNamara               None               None                 None               None           Over $100,000
James M. Oates                 $10,001-$50,000   $10,001-$50,000            None               None           Over $100,000

Richard E. Segerson                 None               None                 None               None           Over $100,000

INTERESTED TRUSTEES
- -------------------
Marilyn E. LaMarche                 None               None                 None               None               None
Philip R. McLoughlin                None               None                 None               None           Over $100,000


CONSULTING COMMITTEE
- --------------------
Ferdinand L. J. Verdonck            None               None                 None               None               None

   At July 11, 2006, the Trustees and officers as a group owned less than 1% of the then outstanding shares of any of the Funds.


PRINCIPAL SHAREHOLDERS


     The following table set forth information as of July 11, 2006 with respect to each person who owns of record, or is known by the Fund to own of record, or beneficially owns 5% or more of any Class of the Fund's equity securities:


NAME OF SHAREHOLDER                                FUND AND CLASS                 PERCENTAGE OF THE CLASS     NUMBER OF SHARES
- -------------------                                --------------                 -----------------------     ----------------

Bear Stearns Securities Corp.               Large-Cap Growth Fund Class X                    6.58%               61,778.248
FBO XXXXXXX04-13
1 Metrotech Center North
Brooklyn, NY 11201-3870

Citigroup Global Markets, Inc.              Large-Cap Growth Fund Class C                   11.83%               47,700.344
House Account
XXXXXXX1250
Attn: Peter Booth, 7th Floor
333 W. 34th St.
New York, NY 10001-2402

First Republic Bank                         Large-Cap Growth Fund Class X                    5.41%               50,778.832
First Republic Bank Trust Co.
111 Pine Street
San Francisco, CA 94111-5602

Ligue Henry IV                              Large-Cap Growth Fund Class X                    5.49%               51,526.901
c/o Edward E. Serres, Secretary
132 Ewing Ter.
San Francisco, CA 94118-4407

LPL Financial Services                      Fundamental Growth Fund Class C                 21.98%                3,993.009
A/C XXXXX8990
9785 Towne Centre Drive
San Diego, CA 92121-1968

NAME OF SHAREHOLDER                                FUND AND CLASS                 PERCENTAGE OF THE CLASS     NUMBER OF SHARES
- -------------------                                --------------                 -----------------------     ----------------
MLPF&S                                      Dynamic Growth Fund Class C                      30.79%               4,896.969
For the Sole Benefit of its Customers       Fundamental Growth Fund Class C                  16.03%               2,912.122
Attn: Fund Administration                   Large-Cap Growth Fund Class B                     8.93%              54,334.333
4800 Deer Lake Drive East, 3rd Fl.          Large-Cap Growth Fund Class C                    24.20%              97,625.681

Myrtle B. Quier                             Strategic Growth Fund Class B                    5.05%               42,181.901
1416 Alsace Rd.
Reading, PA 19604-1873

NFS LLC FEBO                                Large-Cap Growth Fund Class X                   11.79%              110,692.410
The Northern Trust Company
FBO A/C XXX0704
PO Box 92956
Chicago, IL 60675-2956

NFS LLC FEBO                                Large-Cap Growth Fund Class X                   11.79%              110,692.410
The Northern Trust Company
FBO A/C XXX0708
PO Box 92956
Chicago, IL 60675-2956

Phoenix Life Insurance Company              Dynamic Growth Fund Class A                     18.42%              190,000.000
c/o Matthew Pagliaro                        Dynamic Growth Fund Class C                     62.89%               10,000.000
One American Row, 3rd Floor                 Fundamental Growth Fund Class A                  7.66%              190,000.000
Hartford, CT 06103-2833                     Fundamental Growth Fund Class C                 55.06%               10,000.000

Phoenix Wealth Builder PHOLIO               Dynamic Growth Fund Class A                     46.99%              484,857.096
Attn: Chris Wilkos                          Fundamental Growth Fund Class A                 54.01%            1,340,111.555
Shareholder Services Dept.
c/o Phoenix Equity Planning
101 Munson St.
Greenfield, MA 01301-9684

Phoenix Wealth Guardian PHOLIO              Dynamic Growth Fund Class A                     16.63%              171,598.762
Attn: Chris Wilkos                          Fundamental Growth Fund Class A                 20.40%              506,185.206
Shareholder Services Dept.
c/o Phoenix Equity Planning
101 Munson St.
Greenfield, MA 01301-9684

State Street Bank & Trust Co.               Fundamental Growth Fund Class C                  5.19%                  942.174
Cust. For Non-DFI Simple IRA of
Peggy S. Hilbert
193 Kensington Dr.
Madisonville, LA 70447-3419


                             ADDITIONAL INFORMATION

CAPITAL STOCK AND ORGANIZATION

   The Trust was originally organized under Massachusetts law in 1986 as a business trust. On August 29, 1986, the Trust purchased all of the assets and assumed all of the liabilities of the Stock Series of National Securities Funds. National Securities Funds, as such, had been in existence since 1940. The Trust continued the business of the Stock Series under the name "National Stock Fund." The Trustees subsequently voted to change the name of the Trust to "Phoenix Equity Opportunities Fund" to reflect the purchase of the Subadviser by PNX and the affiliation with other Phoenix Funds. On May 24, 1995, the Trustees again changed the name of the Trust to "Phoenix Strategic Equity Series Fund." From August 27, 1999 to May 12, 2000, the Large-Cap Growth Fund was known as Phoenix-Seneca Equity Opportunities Fund, and prior to August 27, 1999, it was known as Phoenix Equity Opportunities Fund. Prior to August 27, 1999, the Strategic Growth Fund was known as Phoenix Strategic Theme Fund. The Trust was reorganized as a Delaware statutory trust in August 2000. From August 27, 1999 to July 1, 2005, the Strategic Growth Fund was known as Phoenix-Seneca Strategic Theme Fund. On July 1, 2005, the Phoenix-Seneca Growth Fund and the Phoenix-Seneca Strategic Theme Fund were renamed Phoenix Large-Cap Growth Fund and Phoenix Strategic Growth Fund, respectively.

   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the shareholders may call the meeting. The Trustees will assist the shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.


   Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, there is a possibility that the shareholders of a statutory trust such as the Trust may be personally liable for debts or claims against the Trust. The Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which a court refuses to apply Delaware law and the Trust itself would be unable to meet its obligations.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the independent registered public accounting firm for the Trust.
PricewaterhouseCoopers LLP audits the annual financial statements and expresses an opinion thereon.

CUSTODIAN AND TRANSFER AGENT


   State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, serves as custodian of the Trust's assets (the "Custodian"). Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, PEPCO, located at One American Row, P.O. Box 5056, Hartford, CT 06102-5056, serves as Transfer Agent for the Trust (the "Transfer Agent"). As compensation, PEPCO receives a fee equivalent to $16.95 for each designated shareholder account plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Funds or Transfer Agent. Fees paid by the Funds, in addition to the fee paid to PEPCO, will be reviewed and approved by the Board of Trustees.


REPORT TO SHAREHOLDERS

   The fiscal year of the Trust ends on April 30th. The Trust will send financial statements to its shareholders at least semiannually. An annual report, containing financial statements, audited by the independent registered public accounting firm, PricewaterhouseCoopers LLP will be sent to shareholders each year, and is available without charge upon request.

FINANCIAL STATEMENTS


   The Financial Statements for the Funds for the fiscal year ended April 30, 2006 appearing in the Trust's 2006 Annual Report to Shareholders are incorporated herein by reference.

--------------------------------------------------------------------------------

                                                        APRIL 30, 2006
--------------------------------------------------------------------------------

 ANNUAL REPORT

--------------------------------------------------------------------------------

        > PHOENIX DYNAMIC GROWTH FUND

        > PHOENIX FUNDAMENTAL GROWTH FUND

        > PHOENIX LARGE-CAP GROWTH FUND

            FORMERLY PHOENIX-SENECA GROWTH FUND

        > PHOENIX STRATEGIC GROWTH FUND

            FORMERLY PHOENIX-SENECA STRATEGIC THEME FUND


TRUST NAME:                                 WOULDN'T YOU RATHER
PHOENIX STRATEGIC EQUITY SERIES FUND     ?  HAVE THIS DOCUMENT
                                            E-MAILED TO YOU?

                                            Eligible shareholders
                                            can sign up for E-Delivery
[LOGO] PHOENIXFUNDS(SM)                     at PhoenixFunds.com

--------------------------------------------------------------------------------
Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
--------------------------------------------------------------------------------

This report is not authorized for distribution to prospective investors in the Phoenix Strategic Equity Series Fund, unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund's record and other pertinent information.

A MESSAGE FROM THE PRESIDENT


DEAR PHOENIXFUNDS SHAREHOLDER:

[PHOTO OMITTED]

      The enclosed annual report addresses the performance of your Phoenix mutual fund for the fiscal year ended April 30, 2006. The report also provides a commentary from your fund's management team on how the fund performed, the investment strategies used, and how the fund's results compared to the broader market.

      At Phoenix, our focus is on investment performance and serving the best interests of our shareholders. We believe that mutual funds are among the most effective vehicles for individual investors to gain access to a variety of financial markets and for building diversified portfolios.

      I am especially proud of how we have expanded our fund family over the last year to offer access to even more money managers. Today, the PhoenixFunds draw from the vast expertise of 17 different management teams -- seven Phoenix affiliates and 10 outside subadvisers chosen for their complementary investment capabilities.

      These fund teams operate independently, conducting their research, identifying opportunities in the markets they know best, and applying their disciplined strategies to the portfolios they manage. We are confident in their ability to navigate their funds through whatever market and economic changes lie ahead.

      When it comes to financial decisions, we recommend working with an experienced financial advisor. If you haven't reviewed or rebalanced your portfolio lately, this may be a good time to meet with your advisor and make sure that your investments are still aligned with your financial goals.

      Thank you for choosing PhoenixFunds to be part of your financial plan.

Sincerely yours,

/s/ Daniel T. Geraci

Daniel T. Geraci
President, PhoenixFunds

MAY 2006

TABLE OF CONTENTS

Glossary....................................................................   3

Phoenix Dynamic Growth Fund.................................................   4

Phoenix Fundamental Growth Fund.............................................  12

Phoenix Large-Cap Growth Fund...............................................  20

Phoenix Strategic Growth Fund...............................................  31

Notes to Financial Statements...............................................  40

Report of Independent Registered Public Accounting Firm.....................  44

Board of Trustees' Consideration of Investment Advisory and
  Subadvisory Agreements ...................................................  45

Fund Management Tables......................................................  49

--------------------------------------------------------------------------------

PROXY VOTING PROCEDURES (FORM N-PX)

The Adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, 2005, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

--------------------------------------------------------------------------------

GLOSSARY

ADR (AMERICAN DEPOSITARY RECEIPT)
Represent shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

FEDERAL FUNDS RATE
The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

FEDERAL RESERVE (THE "FED")
The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

INFLATION
Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

RUSSELL MIDCAP(R) GROWTH INDEX
A market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 1000(R) GROWTH INDEX
A market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P 500(R) INDEX
A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

SPONSORED ADR (AMERICAN DEPOSITARY RECEIPT)
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share such as voting rights. ADRs must be sponsored to be able to trade on the NYSE.


INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

PHOENIX DYNAMIC GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, VAN SCHREIBER AND W. ALEXANDER
L. ELY

Q: HOW DID THE PHOENIX DYNAMIC GROWTH FUND PERFORM FOR ITS FISCAL YEAR ENDED APRIL 30, 2006?

A: As the Fund's inception date was August 1, 2005, it did not achieve a full year of performance as of April 30, 2006. However, for the period of August 1, 2005, through April 30, 2006, the Fund's Class A shares returned 14.60%, and Class C shares returned 14.00%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 7.59%, and the Russell Midcap(R) Growth Index, the Fund's style-specific benchmark returned 12.29%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: The performance of the U.S. equity markets was quite good during the period from the inception of the Fund, August 1, 2005 through the end of its fiscal year April 30, 2006. Generally speaking, investors acted in favor of corporate profit growth, which came in well above consensus estimates for 2005 as opposed to being waylaid by troublesome headline issues related to the price of energy, interest rates, storms and the war in Iraq. In addition, the Federal Reserve appears to have taken some steam out of the housing market without creating significant dislocations. Share prices moved higher for the broad market averages with smaller and mid-sized issuers outperforming their larger cap brethren.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: The Fund enjoyed solid gains from each of the economic sectors that it was exposed to during the nine-month period ending April 30, 2006. Most of our return was generated from positions in the health care sector. New product launches and significant positive earnings surprises from portfolio companies that have developed systems for robotic surgery and digital mammography were among our best performing companies in the health care industry. Financial services, while not a large component of the Fund's overall assets, was the second best performing group as one of our holdings, a mergers and acquisition specialist, capitalized on a wave of consolidation that has been a common theme across many industries.

The Fund's performance results were quite good when you consider that we have been less sanguine about the prospects for the shares of cyclical businesses and commodity producers and had underweighted the energy and basic materials industries. Traditionally, these groups do not have the dependable long-term organic growth dynamics that are required for this strategy. Also, our technology holdings, while profitable, did not distinguish themselves when compared to the benchmark's issues.

                                                                        MAY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix Dynamic Growth Fund

--------------------------------------------------------------------------------
TOTAL RETURNS 1                                            PERIOD ENDING 4/30/06
--------------------------------------------------------------------------------

                                                        INCEPTION     INCEPTION
                                                        TO 4/30/06      DATE
                                                        ----------   -----------
Class A Shares at NAV 2                                    14.60%       8/1/05
Class A Shares at POP 3                                     8.01        8/1/05

Class C Shares at NAV 2                                    14.00        8/1/05
Class C Shares with CDSC 4                                 12.00        8/1/05

S&P 500(R) Index                                            7.59        8/1/05

Russell Midcap(R) Growth Index                             12.29        8/1/05

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

4 CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CLASS C SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                             PERIOD ENDING 4/30
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 8/1/05 (inception of the Fund) in Class A and Class C shares. The total return on Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return on Class C shares includes applicable CDSC charges since inception. Performance assumes dividends and capital gain distributions are reinvested.

 [THE FOLLOWING TABLE WAS REPRESENTED BY LINE A GRAPH IN THE PRINTED MATERIAL.]

                                                      8/1/2005        4/28/2006

Phoenix Dynamic Growth Fund Class A                   $ 9,425          $10,801
Phoenix Dynamic Growth Fund Class C                    10,000           11,200
S&P 500(R) Index                                       10,000           10,759
Russell Midcap(R) Growth Index                         10,000           11,229

For information regarding the indexes, see the glossary on page 3.

Phoenix Dynamic Growth Fund

ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Dynamic Growth Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The first two lines of these examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period since inception of the fund. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this hypothetical example of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If you have incurred transactional costs, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

       Dynamic                   Beginning          Ending       Expenses Paid
     Growth Fund               Account Value     Account Value       During
       Class A               October 31, 2005   April 30, 2006      Period*
-------------------------    ----------------   --------------   --------------
Actual                           $1,000.00         $1,146.00         $7.72
Hypothetical (5% return
   before expenses, since
   inception)                     1,000.00          1,017.51          7.28

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.45% WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS EXPENSES WERE ACCRUED (181) IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE HALF-YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE PERIOD ENDED APRIL 30, 2006. THE CLASS' ACTUAL RETURN AT NAV SINCE INCEPTION WAS 14.60%. AN INVESTMENT OF $1,000.00 AT AUGUST 1, 2005 WOULD HAVE YIELDED AN ACCOUNT VALUE AT APRIL 30, 2006 OF $1,146.00.

       Dynamic                   Beginning          Ending       Expenses Paid
     Growth Fund               Account Value     Account Value       During
       Class C               October 31, 2005   April 30, 2006      Period*
-------------------------    ----------------   --------------   --------------
Actual                           $1,000.00         $1,142.30        $11.69
Hypothetical (5% return
   before expenses, since
   inception)                     1,000.00          1,013.74         11.05

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.20% WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS EXPENSES WERE ACCRUED (181) IN THE MOST RECENT HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE HALF-YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE PERIOD ENDED APRIL 30, 2006. THE CLASS' ACTUAL RETURN AT NAV SINCE INCEPTION WAS 14.00%. AN INVESTMENT OF $1,000.00 AT AUGUST 1, 2005 WOULD HAVE YIELDED AN ACCOUNT VALUE AT APRIL 30, 2006 OF $1,140.00.

      YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix Dynamic Growth Fund

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                        4/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                   23%
Information Technology                   22
Health Care                              20
Industrials                              10
Energy                                    9
Financials                                7
Telecommunication Services                4
Other                                     5

                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2006

                                                     SHARES          VALUE
                                                  ------------   ------------

DOMESTIC COMMON STOCKS--87.8%

AEROSPACE & DEFENSE--3.1%
Precision Castparts Corp. .....................          5,900   $    371,582

APPAREL RETAIL--3.6%
DSW, Inc. Class A(b)...........................          9,850        308,305
Urban Outfitters, Inc.(b)......................          5,100        118,320
                                                                 ------------
                                                                      426,625
                                                                 ------------

APPAREL, ACCESSORIES & LUXURY GOODS--6.8%
Carter's, Inc.(b)..............................          5,850        394,056
Polo Ralph Lauren Corp. .......................          6,900        418,968
                                                                 ------------
                                                                      813,024
                                                                 ------------

ASSET MANAGEMENT & CUSTODY BANKS--3.6%
T. Rowe Price Group, Inc. .....................          5,150        433,578

BIOTECHNOLOGY--2.6%
PDL BioPharma, Inc.(b).........................         10,650        306,507

CATALOG RETAIL--3.2%
Coldwater Creek, Inc.(b).......................         13,850        387,246

COMMUNICATIONS EQUIPMENT--3.3%
Comverse Technology, Inc.(b)...................          7,350        166,478
Finisar Corp.(b)...............................         49,600        233,120
                                                                 ------------
                                                                      399,598
                                                                 ------------

DATA PROCESSING & OUTSOURCED SERVICES--3.2%
CheckFree Corp.(b).............................          7,100        382,477

EDUCATION SERVICES--2.8%
Bright Horizons Family Solutions, Inc.(b)......          8,450        335,634

                                                     SHARES          VALUE
                                                  ------------   ------------

HEALTH CARE EQUIPMENT--9.9%
Hologic, Inc.(b)...............................          8,350   $    398,044
Intuitive Surgical, Inc.(b)....................          3,700        469,900
ResMed, Inc.(b)................................          4,200        181,230
Ventana Medical Systems, Inc.(b)...............          2,800        136,360
                                                                 ------------
                                                                    1,185,534
                                                                 ------------

HEALTH CARE FACILITIES--4.8%
Psychiatric Solutions, Inc.(b).................         11,100        366,966
Sunrise Senior Living, Inc.(b).................          5,700        212,040
                                                                 ------------
                                                                      579,006
                                                                 ------------

HUMAN RESOURCES & EMPLOYMENT SERVICES--3.1%
Robert Half International, Inc. ...............          8,850        374,090

INTERNET SOFTWARE & SERVICES--5.6%
Akamai Technologies, Inc.(b)...................         12,000        404,280
Openwave Systems, Inc.(b)......................         13,900        258,679
                                                                 ------------
                                                                      662,959
                                                                 ------------

INVESTMENT BANKING & BROKERAGE--3.4%
Greenhill & Co., Inc. .........................          5,700        404,244

IT CONSULTING & OTHER SERVICES--0.8%
SRA International, Inc. Class A(b).............          2,900         92,858

LEISURE FACILITIES--3.9%
Life Time Fitness, Inc.(b).....................         10,250        469,450

MANAGED HEALTH CARE--1.9%
WellCare Health Plans, Inc.(b).................          5,500        230,340


                       See Notes to Financial Statements                       7

Phoenix Dynamic Growth Fund

                                                     SHARES          VALUE
                                                  ------------   ------------

OIL & GAS EXPLORATION & PRODUCTION--6.0%
Denbury Resources, Inc.(b).....................         12,000   $    391,200
Range Resources Corp. .........................         12,450        330,298
                                                                 ------------
                                                                      721,498
                                                                 ------------

RESTAURANTS--2.1%
Panera Bread Co. Class A(b)....................          3,400        252,212

SEMICONDUCTORS--3.0%
Intersil Corp. Class A.........................         12,200        361,242

SYSTEMS SOFTWARE--3.5%
Red Hat, Inc.(b)...............................         14,100        414,399

TRADING COMPANIES & DISTRIBUTORS--3.3%
Fastenal Co. ..................................          8,300        388,523

WIRELESS TELECOMMUNICATION SERVICES--4.3%
NII Holdings, Inc.(b)..........................          8,500        509,150
--------------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $8,531,545)                                       10,501,776
--------------------------------------------------------------------------------

FOREIGN COMMON STOCKS(c)--4.5%

OIL & GAS DRILLING--2.6%
Nabors Industries Ltd. (United States)(b)......          8,300   $    309,839

SEMICONDUCTORS--1.9%
Marvell Technology Group Ltd. (Japan)(b).......          4,150        236,924
--------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $540,469)                                            546,763
--------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--92.3%
(IDENTIFIED COST $9,072,014)                                       11,048,539
--------------------------------------------------------------------------------

                                                      PAR
                                                     VALUE
                                                     (000)           VALUE
                                                  ------------   ------------

SHORT-TERM INVESTMENTS--5.0%

COMMERCIAL PAPER(d)--5.0%
Alpine Securitization Corp. 4.83%, 5/1/06 .....   $        595   $    595,000
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $595,000)                                            595,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS--97.3%
(IDENTIFIED COST $9,667,014)                                       11,643,539(a)
Other assets and liabilities, net--2.7%                               318,083
                                                                 ------------
NET ASSETS--100.0%                                               $ 11,961,622
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,055,600 and gross depreciation of $81,376 for federal income tax purposes. At April 30, 2006, the aggregate cost of securities for federal income tax purposes was $9,669,315.

(b)   Non-income producing.

(c) A common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign Security Country Determination" in the Notes to Financial Statements.

(d)   The rate shown is the discount rate.


8                       See Notes to Financial Statements

Phoenix Dynamic Growth Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2006

ASSETS
Investment securities at value
   (Identified cost $9,667,014)                                  $ 11,643,539
Cash                                                                   56,445
Receivables
   Investment securities sold                                         274,195
   Fund shares sold                                                    20,083
   Receivable from adviser                                              6,984
Trustee retainer                                                        5,969
Prepaid expenses                                                       11,758
                                                                 ------------
      Total assets                                                 12,018,973
                                                                 ------------
LIABILITIES
Payables
   Fund shares repurchased                                             19,072
   Professional fee                                                    18,013
   Transfer agent fee                                                   5,107
   Printing fee                                                         4,717
   Financial agent fee                                                  3,939
   Distribution and service fees                                        2,558
   Other accrued expenses                                               3,945
                                                                 ------------
      Total liabilities                                                57,351
                                                                 ------------
NET ASSETS                                                       $ 11,961,622
                                                                 ============

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                 $ 10,323,872
Accumulated net realized loss                                        (338,775)
Net unrealized appreciation                                         1,976,525
                                                                 ------------
NET ASSETS                                                       $ 11,961,622
                                                                 ============

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $11,785,066)                 1,028,182
Net asset value per share                                        $      11.46
Offering price per share $11.46/(1-5.75%)                        $      12.16
CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $176,556)                       15,490
Net asset value and offering price per share                     $      11.40

                             STATEMENT OF OPERATIONS
                          FROM INCEPTION AUGUST 1, 2005
                                TO APRIL 30, 2006

INVESTMENT INCOME
Interest                                                         $     24,243
Dividends                                                              15,608
                                                                 ------------
      Total investment income                                          39,851
                                                                 ------------
EXPENSES
Investment advisory fee                                                60,455
Service fees, Class A                                                  18,622
Distribution and service fees, Class C                                  1,079
Financial agent fee                                                    30,164
Transfer agent                                                         27,774
Professional                                                           23,922
Registration                                                           21,816
Trustees                                                               16,586
Printing                                                                7,472
Custodian                                                               6,175
Miscellaneous                                                          15,738
                                                                 ------------
      Total expenses                                                  229,803
Less expenses reimbursed by investment adviser                       (119,051)
Custodian fees paid indirectly                                           (307)
                                                                 ------------
      Net expenses                                                    110,445
                                                                 ------------
NET INVESTMENT INCOME (LOSS)                                          (70,594)
                                                                 ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                              (338,775)
Net change in unrealized appreciation (depreciation)
   on investments                                                   1,976,525
                                                                 ------------
NET GAIN (LOSS) ON INVESTMENTS                                      1,637,750
                                                                 ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                               $  1,567,156
                                                                 ============


                       See Notes to Financial Statements                       9

Phoenix Dynamic Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                From Inception
                                                                              August 1, 2005 to
                                                                                April 30, 2006
                                                                              ------------------
FROM OPERATIONS
   Net investment income (loss)                                                 $      (70,594)
   Net realized gain (loss)                                                           (338,775)
   Net change in unrealized appreciation (depreciation)                              1,976,525
                                                                                --------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       1,567,156
                                                                                --------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (1,138,907 shares)                                 11,400,615
   Cost of shares repurchased (110,725 shares)                                      (1,161,947)
                                                                                --------------
Total                                                                               10,238,668
                                                                                --------------
CLASS C
   Proceeds from sales of shares (15,490 shares)                                       155,798
   Cost of shares repurchased (0 shares)                                                    --
                                                                                --------------
Total                                                                                  155,798
                                                                                --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                        10,394,466
                                                                                --------------
   NET INCREASE (DECREASE) IN NET ASSETS                                            11,961,622

NET ASSETS
   Beginning of period                                                                      --
                                                                                --------------
   END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0)          $   11,961,622
                                                                                ==============


10                       See Notes to Financial Statements

Phoenix Dynamic Growth Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                           CLASS A
                                                      -----------------
                                                        FROM INCEPTION
                                                        AUGUST 1, 2005
                                                      TO APRIL 30, 2006

Net asset value, beginning of period                    $      10.00
INCOME FROM INVESTMENT OPERATIONS
      Net investment income (loss)(2)                          (0.07)
      Net realized and unrealized gain (loss)                   1.53
                                                        ------------
          TOTAL FROM INVESTMENT OPERATIONS                      1.46
                                                        ------------
Change in net asset value                                       1.46
                                                        ------------
NET ASSET VALUE, END OF PERIOD                          $      11.46
                                                        ============
Total return(1)                                                14.60 %(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                   $     11,785

RATIO TO AVERAGE NET ASSETS OF:
    Net operating expenses                                      1.45 %(3)
    Gross operating expenses                                    3.03 %(3)
    Net investment income (loss)                               (0.92)%(3)
Portfolio turnover                                                54 %(4)

                                                           CLASS C
                                                      -----------------
                                                        FROM INCEPTION
                                                        AUGUST 1, 2005
                                                      TO APRIL 30, 2006

Net asset value, beginning of period                    $      10.00
INCOME FROM INVESTMENT OPERATIONS
      Net investment income (loss)(2)                          (0.13)
      Net realized and unrealized gain (loss)                   1.53
                                                        ------------
          TOTAL FROM INVESTMENT OPERATIONS                      1.40
                                                        ------------
Change in net asset value                                       1.40
                                                        ------------
NET ASSET VALUE, END OF PERIOD                          $      11.40
                                                        ============
Total return(1)                                                14.00 %(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                   $        177

RATIO TO AVERAGE NET ASSETS OF:
    Net operating expenses                                      2.20 %(3)
    Gross operating expenses                                    3.82 %(3)
    Net investment income (loss)                               (1.67)%(3)
Portfolio turnover                                                54 %(4)

(1)   Sales charges are not reflected in the total return calculation.
(2)   Computed using average shares outstanding.
(3)   Annualized.
(4)   Not annualized.


                      See Notes to Financial Statements                       11

PHOENIX FUNDAMENTAL GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, JERRY CASTELLINI AND BOB
TAKAZAWA

Q: HOW DID THE PHOENIX FUNDAMENTAL GROWTH FUND PERFORM FOR ITS FISCAL YEAR ENDED APRIL 30, 2006?

A: As the Fund's inception date was July 29, 2005, it did not achieve a full year of performance as of April 30, 2006. However, for the period of July 29, 2005 through April 30, 2006, the Fund's Class A shares returned 9.70%, and Class C shares returned 9.00%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 7.69%, and the Russell 1000(R) Growth Index, the Fund's style-specific benchmark returned 5.13%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: Equity markets were generally strong during the Fund's fiscal year, with both growth and value sectors showing gains. The Fund was in operation for only the last nine months of the fiscal year, a period which was less attractive for the growth sector but one which nonetheless produced overall market returns equivalent to long-term historical levels.

The energy sector was typically the best performing sector in most indices, pushed upward by consistently high prices for crude oil. The rest of the market advanced in spite of dramatically increasing fuel costs, driven by optimism about the growth of the overall world economy.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: The Fund benefited from a commitment to the energy sector that was consistently larger than the energy representation in the benchmark. The investment team sees this area of the market as an attractive long-term opportunity given the high rates of return on investment which we believe will be generated by energy companies in the future.

The Fund was also helped by a relative underweight position in the technology sector, which has lagged the performance of the benchmark since fund inception last year. In addition to the sector exposures mentioned, the Fund was the beneficiary of good stock selection, particularly among consumer stocks as well as in the few technology names held by the Fund.

                                                                        MAY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix Fundamental Growth Fund

--------------------------------------------------------------------------------
TOTAL RETURNS 1                                            PERIOD ENDING 4/30/06
--------------------------------------------------------------------------------

                                                   INCEPTION     INCEPTION
                                                   TO 4/30/06      DATE
                                                   ----------   -----------
     Class A Shares at NAV 2                         9.70%        7/29/05
     Class A Shares at POP 3                         3.39         7/29/05

     Class C Shares at NAV 2                         9.00         7/29/05
     Class C Shares with CDSC 4                      8.00         7/29/05

     S&P 500(R) Index                                7.69         7/29/05

     Russell 1000(R) Growth Index                    5.13         7/29/05

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

4 CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CLASS C SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

--------------------------------------------------------------------------------
GROWTH OF $10,000                                             PERIOD ENDING 4/30
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 7/29/05 (inception of the Fund) in Class A and Class C shares. The total return on Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return on Class C shares includes applicable CDSC charges since inception. Performance assumes dividends and capital gain distributions are reinvested.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                        7/29/2005      4/28/2006

Phoenix Fundamental Growth Fund Class A                 $ 9,425        $10,339
Phoenix Fundamental Growth Fund Class C                  10,000         10,800
S&P 500(R) Index                                         10,000         10,514
Russell 1000(R) Growth Index                             10,000         10,769

For information regarding the indexes, see the glossary on page 3.

Phoenix Fundamental Growth Fund

ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fundamental Growth Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The first two lines of these examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period since inception of the fund. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this hypothetical example of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If you have incurred transactional costs, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

     Fundamental                 Beginning          Ending       Expenses Paid
     Growth Fund               Account Value     Account Value       During
       Class A               October 31, 2005   April 30, 2006      Period*
-------------------------    ----------------   --------------   --------------
Actual                           $1,000.00         $1,092.60         $7.53
Hypothetical (5% return
   before expenses, since
   inception)                     1,000.00          1,017.51          7.28

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.45% WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS EXPENSES WERE ACCRUED (181) IN THE MOST RECENT HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE HALF-YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE PERIOD ENDED APRIL 30, 2006. THE CLASS' ACTUAL RETURN AT NAV SINCE INCEPTION WAS 9.70%. AN INVESTMENT OF $1,000.00 AT JULY 29, 2005, WOULD HAVE YIELDED AN ACCOUNT VALUE AT APRIL 30, 2006 OF $1,097.00.

      FOR THE HYPOTHETICAL EXAMPLE FOR ENTIRE SIX MONTH PERIOD, THE EXPENSE RATIO IS MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE SIX MONTH PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE HALF YEAR PERIOD.

     Fundamental                 Beginning          Ending       Expenses Paid
     Growth Fund               Account Value     Account Value       During
       Class C               October 31, 2005   April 30, 2006      Period*
-------------------------    ----------------   --------------   --------------
Actual                           $1,000.00         $1,087.50        $11.40
Hypothetical (5% return
   before expenses, since
   inception)                     1,000.00          1,013.74         11.06

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.20% WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE. FOR THE ACTUAL AND HYPOTHETICAL EXAMPLE FROM INCEPTION DATE, THE EXPENSE RATIO IS MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS EXPENSES WERE ACCRUED (181) IN THE MOST RECENT HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE HALF-YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE PERIOD ENDED APRIL 30, 2006. THE CLASS' ACTUAL RETURN AT NAV SINCE INCEPTION WAS 9.00%. AN INVESTMENT OF $1,000.00 AT JULY 29, 2005, WOULD HAVE YIELDED AN ACCOUNT VALUE AT APRIL 30, 2006 OF $1,090.00.

      YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix Fundamental Growth Fund

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                        4/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology         24%
Energy                         18
Consumer Discretionary         16
Health Care                    14
Industrials                    10
Financials                      7
Consumer Staples                5
Other                           6

                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2006

                                                     SHARES         VALUE
                                                  ------------   ------------

DOMESTIC COMMON STOCKS--84.4%

APPAREL RETAIL--2.0%
Chico's FAS, Inc.(b)...................                 14,800   $    548,488

APPAREL, ACCESSORIES &
LUXURY GOODS--2.3%
Coach, Inc.(b).........................                  8,700        287,274
Polo Ralph Lauren Corp. ...............                  5,800        352,176
                                                                 ------------
                                                                      639,450
                                                                 ------------

APPLICATION SOFTWARE--3.1%
Autodesk, Inc.(b)......................                 15,200        639,008
NAVTEQ Corp.(b)........................                  5,000        207,600
                                                                 ------------
                                                                      846,608
                                                                 ------------
BIOTECHNOLOGY--3.8%
Biogen Idec, Inc.(b)...................                  9,200        412,620
Genentech, Inc.(b).....................                  7,700        613,767
                                                                 ------------
                                                                    1,026,387
                                                                 ------------

COMMUNICATIONS EQUIPMENT--5.2%
Corning, Inc.(b).......................                 31,000        856,530
QUALCOMM, Inc. ........................                 10,700        549,338
                                                                 ------------
                                                                    1,405,868
                                                                 ------------

COMPUTER & ELECTRONICS RETAIL--0.9%
GameStop Corp. Class A(b)..............                  4,900        231,280

COMPUTER HARDWARE--6.1%
Apple Computer, Inc.(b)................                 10,800        760,212
Hewlett-Packard Co. ...................                 28,000        909,160
                                                                 ------------
                                                                    1,669,372
                                                                 ------------

                                                     SHARES          VALUE
                                                  ------------   ------------
CONSTRUCTION & ENGINEERING--1.3%
Foster Wheeler Ltd.(b).................                  8,200   $    365,392

CONSTRUCTION & FARM MACHINERY &
HEAVY TRUCKS--2.7%
Deere & Co. ...........................                  8,500        746,130

CONSUMER ELECTRONICS--1.4%
Harman International Industries, Inc...                  4,200        369,558

DATA PROCESSING & OUTSOURCED SERVICES--2.8%
First Data Corp. ......................                 16,100        767,809

DIVERSIFIED CHEMICALS--1.6%
Dow Chemical Co. (The).................                 11,000        446,710

ELECTRICAL COMPONENTS & EQUIPMENT--3.1%
Emerson Electric Co. ..................                 10,000        849,500

HEALTH CARE EQUIPMENT--4.5%
Hologic, Inc.(b).......................                  5,400        257,418
Hospira, Inc.(b).......................                 17,200        663,060
Varian Medical Systems, Inc.(b)........                  5,800        303,804
                                                                 ------------
                                                                    1,224,282
                                                                 ------------

HEALTH CARE FACILITIES--1.1%
Psychiatric Solutions, Inc.(b).........                  8,900        294,234

HEALTH CARE SERVICES--1.1%
Omnicare, Inc. ........................                  5,400        306,234

HOTELS, RESORTS & CRUISE LINES--3.0%
Marriott International, Inc. Class A...                 11,200        818,384

INTEGRATED OIL & GAS--2.5%
Exxon Mobil Corp. .....................                 11,000        693,880


                      See Notes to Financial Statements                       15

Phoenix Fundamental Growth Fund

                                                     SHARES          VALUE
                                                  ------------   ------------

INTERNET SOFTWARE & SERVICES--4.3%
aQuantive, Inc.(b).....................                 12,500   $    313,250
eBay, Inc.(b)..........................                 16,700        574,647
Google, Inc. Class A(b)................                    680        284,199
                                                                 ------------
                                                                    1,172,096
                                                                 ------------

OIL & GAS EQUIPMENT & SERVICES--4.5%
BJ Services Co. .......................                 16,600        631,630
National-Oilwell Varco, Inc.(b)........                  8,600        593,142
                                                                 ------------
                                                                    1,224,772
                                                                 ------------
OIL & GAS EXPLORATION & PRODUCTION--2.9%
Southwestern Energy Co.(b).............                 22,200        799,644

OIL & GAS REFINING, MARKETING--4.1%
Valero Energy Corp. ...................                 17,200      1,113,528

PACKAGED FOODS & MEATS--2.0%
Wrigley (Wm.) Jr. Co. .................                  9,200        433,044
Wrigley (Wm.) Jr. Co. Class B..........                  2,300        108,445
                                                                 ------------
                                                                      541,489
                                                                 ------------

PHARMACEUTICALS--3.6%
Wyeth..................................                 19,900        968,533

RAILROADS--2.5%
Norfolk Southern Corp. ................                 12,400        669,600

RESTAURANTS--1.4%
Starbucks Corp.(b).....................                 10,500        391,335

SOFT DRINKS--3.3%
PepsiCo, Inc. .........................                 15,400        896,896

SPECIALIZED FINANCE--1.9%
Chicago Mercantile Exchange
  Holdings, Inc. ......................                  1,100        503,800

SPECIALTY STORES--5.4%
Dick's Sporting Goods, Inc.(b).........                  6,500        273,975
PETsMART, Inc. ........................                 14,500        401,070
Staples, Inc. .........................                 30,300        800,223
                                                                 ------------
                                                                    1,475,268
                                                                 ------------

--------------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $21,350,434)                                      23,006,527
--------------------------------------------------------------------------------

                                                     SHARES          VALUE
                                                  ------------   ------------

FOREIGN COMMON STOCKS(c)--11.5%

COMMUNICATIONS EQUIPMENT--2.6%
Nokia Oyj Sponsored ADR (Finland)......                 31,200   $    706,992

OIL & GAS DRILLING--4.0%
Nabors Industries Ltd.
 (United States)(b) ...................                 29,200      1,090,036

PROPERTY & CASUALTY INSURANCE--3.5%
ACE Ltd. (United States)...............                 17,100        949,734

REINSURANCE--1.4%
PartnerRe Ltd. (United States).........                  6,300        394,065

--------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $2,817,713)                                        3,140,827
--------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--95.9%
(IDENTIFIED COST $24,168,147)                                      26,147,354
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--4.8%

COMMERCIAL PAPER(d)--4.8%
CAFCO LLC 4.81%, 5/1/06................           $      1,320   $  1,320,000
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $1,320,000)                                        1,320,000
--------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.7%
(IDENTIFIED COST $25,488,147)                                      27,467,354(a)

Other assets and liabilities, net--(0.7)%                            (200,984)
                                                                 ------------
NET ASSETS--100.0%                                               $ 27,266,370
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,549,317 and gross depreciation of $609,607 for federal income tax purposes. At April 30, 2006, the aggregate cost of securities for federal income tax purposes was $25,527,644.

(b)   Non-income producing.

(c) A common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(d)   The rate shown is the discount rate.


16                       See Notes to Financial Statements

Phoenix Fundamental Growth Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2006

ASSETS
Investment securities at value
   (Identified cost $25,488,147)                                 $ 27,467,354
Cash                                                                    2,080
Receivables
   Investment securities sold                                         222,271
   Fund shares sold                                                    59,942
   Dividends                                                            6,604
Trustee retainer                                                        5,774
Prepaid expenses                                                       12,685
                                                                 ------------
     Total assets                                                  27,776,710
                                                                 ------------
LIABILITIES
Payables
   Investment securities purchased                                    379,633
   Fund shares repurchased                                             69,959
   Investment advisory fee                                             18,137
   Distribution and service fees                                        5,689
   Transfer agent fee                                                   5,001
   Financial agent fee                                                  4,619
   Other accrued expenses                                              27,302
                                                                 ------------
     Total liabilities                                                510,340
                                                                 ------------
NET ASSETS                                                       $ 27,266,370
                                                                 ============

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                 $ 25,053,198
Accumulated net realized gain                                         233,965
Net unrealized appreciation                                         1,979,207
                                                                 ------------
NET ASSETS                                                       $ 27,266,370
                                                                 ============
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $27,067,808)                 2,466,823
Net asset value per share                                        $      10.97
Offering price per share $10.97/(1-5.75%)                        $      11.64

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $198,562)                       18,212
Net asset value and offering price per share                     $      10.90


                             STATEMENT OF OPERATIONS
                          FROM INCEPTION JULY 29, 2005
                                TO APRIL 30, 2006

INVESTMENT INCOME
Dividends                                                        $    150,118
Interest                                                               37,405
Foreign taxes withheld                                                 (2,226)
                                                                 ------------
     Total investment income                                          185,297
                                                                 ------------
EXPENSES
Investment advisory fee                                               145,151
Service fees, Class A                                                  45,061
Distribution and service fees, Class C                                  1,197
Financial agent fee                                                    36,015
Transfer agent                                                         27,672
Professional                                                           23,873
Registration                                                           21,823
Trustees                                                               16,782
Custodian                                                               9,496
Printing                                                                6,204
Miscellaneous                                                          10,161
                                                                 ------------
     Total expenses                                                   343,435
Less expenses reimbursed by investment adviser                        (79,169)
Custodian fees paid indirectly                                           (181)
                                                                 ------------
     Net expenses                                                     264,085
                                                                 ------------
NET INVESTMENT INCOME (LOSS)                                          (78,788)
                                                                 ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                               312,753
Net change in unrealized appreciation (depreciation)
   on investments                                                   1,979,207
                                                                 ------------
NET GAIN (LOSS) ON INVESTMENTS                                      2,291,960
                                                                 ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                               $  2,213,172
                                                                 ============


                      See Notes to Financial Statements                       17

Phoenix Fundamental Growth Fund

                             STATEMENT OF CHANGES IN NET ASSETS

                                                                             From Inception
                                                                            July 29, 2005 to
                                                                             April 30, 2006
                                                                            ----------------
FROM OPERATIONS
   Net investment income (loss)                                             $        (78,788)
   Net realized gain (loss)                                                          312,753
   Net change in unrealized appreciation (depreciation)                            1,979,207
                                                                            ----------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     2,213,172
                                                                            ----------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (2,775,000 shares)                               28,069,710
   Cost of shares repurchased (308,177 shares)                                    (3,199,490)
                                                                            ----------------
Total                                                                             24,870,220
                                                                            ----------------
CLASS C
   Proceeds from sales of shares (18,559 shares)                                     186,759
   Cost of shares repurchased (347 shares)                                            (3,781)
                                                                            ----------------
Total                                                                                182,978
                                                                            ----------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                      25,053,198
                                                                            ----------------
   NET INCREASE (DECREASE) IN NET ASSETS                                          27,266,370

NET ASSETS
   Beginning of period                                                                    --
                                                                            ----------------
   END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0)      $     27,266,370
                                                                            ================


18                       See Notes to Financial Statements

Phoenix Fundamental Growth Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    CLASS A
                                                               -----------------
                                                                FROM INCEPTION
                                                                 JULY 29, 2005
                                                               TO APRIL 30, 2006

Net asset value, beginning of period                             $    10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(2)                                     (0.03)
  Net realized and unrealized gain (loss)                              1.00
                                                                 ----------
     TOTAL FROM INVESTMENT OPERATIONS                                  0.97
                                                                 ----------
Change in net asset value                                              0.97
                                                                 ----------
NET ASSET VALUE, END OF PERIOD                                   $    10.97
                                                                 ==========
Total return(1)                                                        9.70 %(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                            $   27,068

RATIO TO AVERAGE NET ASSETS OF:
  Net operating expenses                                               1.45 %(3)
  Gross operating expenses                                             1.89 %(3)
  Net investment income (loss)                                        (0.43)%(3)
Portfolio turnover                                                      103 %(4)

                                                                    CLASS C
                                                               -----------------
                                                                FROM INCEPTION
                                                                 JULY 29, 2005
                                                               TO APRIL 30, 2006
Net asset value, beginning of period                             $    10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                                    (0.08)
   Net realized and unrealized gain (loss)                             0.98
                                                                 ----------
     TOTAL FROM INVESTMENT OPERATIONS                                  0.90
                                                                 ----------
Change in net asset value                                              0.90
                                                                 ----------
NET ASSET VALUE, END OF PERIOD                                   $    10.90
                                                                 ==========
Total return(1)                                                        9.00 %(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                            $      199

RATIO TO AVERAGE NET ASSETS OF:
  Net operating expenses                                               2.20 %(3)
  Gross operating expenses                                             2.70 %(3)
  Net investment income (loss)                                        (1.19)%(3)
Portfolio turnover                                                      103 %(4)

(1)   Sales charges are not reflected in the total return calculation.
(2)   Computed using average shares outstanding.
(3)   Annualized.
(4)   Not annualized.


                      See Notes to Financial Statements                       19

PHOENIX LARGE-CAP GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX LARGE-CAP GROWTH FUND PERFORM FOR ITS FISCAL YEAR ENDED APRIL 30, 2006?

A: For the fiscal year ended April 30, 2006, the Fund's Class X shares returned 11.57%, Class A shares returned 11.33%, Class B shares returned 10.45% and Class C shares returned 10.47%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 15.42%, and the Russell 1000(R) Growth Index, the Fund's style- specific benchmark returned 15.18%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: Equity markets performed well for the fiscal year ending April 2006, helped by strong corporate profits and a stable economy. However, increasingly higher commodity prices drove inflation fears and helped spur additional federal fund rate hikes. Geopolitical tensions and fears of a slowdown in consumer spending persisted and resulted in a volatile equity market. Within the Russell 1000(R) Growth Index, energy stocks significantly outperformed for most of the year, as did other value-oriented sectors such as health care and financials. On the other hand, information technology and consumer discretionary stocks languished for most of the year as the sustainability of consumer spending and the health of the overall economy were called into question. However both sectors rebounded strongly in the fourth quarter, ending the year among the biggest contributors to the Russell 1000 Growth's fiscal full-year return, thanks to their large weightings in the index.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: All of the Fund's underperformance versus the benchmark occurred in the first two quarters of the fiscal year, mainly attributable to having no exposure to the energy sector. Though energy stocks represent only 4% of the Russell 1000 Growth Index, their outsized gains during the year led to a meaningful contribution to the style index's total annual return (over 10%). In addition, the Fund was overweight in information technology and consumer discretionary stocks, which lagged the overall market during the first two quarters.

As energy retreated in the third quarter and investors started focusing more on the attributes of individual stocks, the Fund's performance improved, outperforming the benchmark for the last two quarters. We took advantage of the pullback in the energy sector by adding some oil drillers and natural gas stocks to the portfolio.

For the full fiscal year, the biggest contribution to the Fund's performance came from our telecommunications and consumer discretionary stocks. NII Holdings, a wireless service provider in Latin America, more than doubled during the year, buoyed by strong earnings, better than expected subscriber growth and robust future guidance. In consumer discretionary, performance was led by solid execution at retailers JC Penney and Best Buy Inc.

Stock selection in financials and industrials was the biggest detractor to overall relative performance. In both cases, our stocks did well, but did not keep up with the Russell 1000 Growth Index's sector returns. In the case of financials, the sector was led by strong performance from asset managers and specialized finance companies to which we had no exposure. Within industrials, we had no exposure to construction/farming machinery and aerospace/ defense stocks, which led performance.

                                                                        MAY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix Large-Cap Growth Fund

--------------------------------------------------------------------------------
TOTAL RETURNS 1                                            PERIOD ENDING 4/30/06
--------------------------------------------------------------------------------

                                                           INCEPTION   INCEPTION
                              1 YEAR   5 YEAR   10 YEARS   TO 4/30/05    DATE
                              ------  --------  --------   ----------  ---------
Class X Shares at NAV 2       11.57%   (2.86)%    6.43%         --      3/8/96
Class A Shares at NAV 2       11.33    (3.11)     6.04          --      3/8/96
Class A Shares at POP 3        4.92    (4.25)     5.41          --      3/8/96
Class B Shares at NAV 2       10.45    (3.84)       --       (0.60)     7/1/98
Class B Shares with CDSC 4     6.45    (3.84)       --       (0.60)     7/1/98
Class C Shares at NAV 2       10.47    (3.83)       --       (0.61)     7/1/98
Class C Shares with CDSC 4    10.47    (3.83)       --       (0.61)     7/1/98
S&P 500(R) Index              15.42     2.70      8.97       Note 5     Note 5
Russell 1000(R) Growth Index  15.18    (0.76)     6.21       Note 6     Note 6

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

4 CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

5     INDEX PERFORMANCE IS 3.30% FOR CLASS B AND CLASS C (SINCE 7/1/98).

6     INDEX PERFORMANCE IS 0.13% FOR CLASS B AND CLASS C (SINCE 7/1/98).

--------------------------------------------------------------------------------
GROWTH OF $10,000                                            PERIODS ENDING 4/30
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 4/30/96 in Class X and Class A shares. The total return for Class X shares reflects no sales charge. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Phoenix Large      Phoenix Large
              Cap Growth Fund    Cap Growth Fund    S&P 500(R)   Russell 1000(R)
   Date           Class A            Class X         Index       Growth Index

 4/30/1996       $ 9,425             $10,000         $10,000        $10,000
 4/30/1997        11,395              12,198          12,520         12,206
 4/30/1998        15,757              16,974          17,687         17,344
 4/30/1999        18,372              19,873          21,546         21,945
 4/28/2000        23,743              25,740          23,764         27,996
 4/30/2001        19,845              21,565          20,671         18,967
 4/30/2002        16,677              18,167          18,059         15,154
 4/30/2003        13,608              14,873          15,658         12,979
 4/30/2004        15,569              17,059          19,240         15,789
 4/29/2005        15,219              16,719          20,458         15,852
 4/28/2006        16,943              18,654          23,612         18,259

For information regarding the indexes, see the glossary on page 3.

Phoenix Large-Cap Growth Fund

ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investments. All mutual funds have operating expenses. As a shareholder of the Large-Cap Growth Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class X shares are sold without a sales charge and do not incur distribution or service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower depending on the amount of your investments and timing of any purchases or redemptions.

     Large-Cap                 Beginning             Ending        Expenses Paid
    Growth Fund              Account Value       Account Value        During
      Class X               October 31, 2005     April 30, 2006       Period*
-----------------------     ----------------     --------------    -------------
Actual                         $1,000.00           $1,086.90           $5.97
Hypothetical (5% return
  before expenses)              1,000.00            1,019.00            5.79

* EXPENSES ARE EQUAL TO THE FUND'S CLASS X ANNUALIZED EXPENSE RATIO OF 1.15%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS EXPENSES WERE ACCRUED (181) IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS X RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED APRIL 30, 2006. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 11.57%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT APRIL 30, 2006 OF $1,115.70.

     Large-Cap                 Beginning             Ending        Expenses Paid
    Growth Fund              Account Value       Account Value        During
      Class A               October 31, 2005     April 30, 2006       Period*
-----------------------     ----------------     --------------    -------------
Actual                         $1,000.00           $1,085.30           $7.28
Hypothetical (5% return
  before expenses)              1,000.00            1,017.73            7.06

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.41%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS EXPENSES WERE ACCRUED (181) IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED APRIL 30, 2006. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 11.33%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT APRIL 30, 2006 OF $1,113.30.

     Large-Cap                 Beginning             Ending        Expenses Paid
    Growth Fund              Account Value       Account Value        During
      Class B               October 31, 2005     April 30, 2006       Period*
-----------------------     ----------------     --------------    -------------
Actual                         $1,000.00            $1,081.10         $11.15
Hypothetical (5% return
  before expenses)              1,000.00            1,013.95           10.84

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.16%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS EXPENSES WERE ACCRUED (181) IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED APRIL 30, 2006. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 10.45%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT APRIL 30, 2006 OF $1,104.50.

Phoenix Large-Cap Growth Fund

     Large-Cap                 Beginning             Ending        Expenses Paid
    Growth Fund              Account Value       Account Value        During
      Class C               October 31, 2005     April 30, 2006       Period*
-----------------------     ----------------     --------------    -------------
Actual                         $1,000.00           $1,082.30         $11.15
Hypothetical (5% return
  before expenses)              1,000.00            1,013.95          10.84

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.16%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS EXPENSES WERE ACCRUED (181) IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED APRIL 30, 2006. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 10.47%. UTILIZING 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT APRIL 30, 2006 OF $1,104.70.

      YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix Large-Cap Growth Fund

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                        4/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology          33%
Health Care                     17
Consumer Discretionary          12
Consumer Staples                10
Industrials                     10
Financials                       5
Materials                        5
Other                            8

                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2006

                                                     SHARES         VALUE
                                                  ------------   ------------

DOMESTIC COMMON STOCKS--98.2%

AEROSPACE & DEFENSE--2.4%
United Technologies Corp. ........                      43,760   $  2,748,566

AIR FREIGHT & LOGISTICS--1.8%
FedEx Corp. ......................                      18,020      2,074,643

APPLICATION SOFTWARE--1.7%
Adobe Systems, Inc.(b)............                      49,840      1,953,728

BIOTECHNOLOGY--3.6%
Amgen, Inc.(b)....................                      32,490      2,199,573
Genentech, Inc.(b)................                      22,850      1,821,373
                                                                 ------------
                                                                    4,020,946
                                                                 ------------

BREWERS--1.8%
Anheuser-Busch Cos., Inc. ........                      46,080      2,054,246

COMMUNICATIONS EQUIPMENT--5.8%
Cisco Systems, Inc.(b)............                     117,160      2,454,502
Corning, Inc.(b)..................                      68,270      1,886,300
QUALCOMM, Inc. ...................                      44,060      2,262,040
                                                                 ------------
                                                                    6,602,842
                                                                 ------------

COMPUTER & ELECTRONICS RETAIL--1.7%
Best Buy Co., Inc. ...............                      34,280      1,942,305

COMPUTER HARDWARE--1.6%
Apple Computer, Inc.(b)...........                      25,120      1,768,197

COMPUTER STORAGE & PERIPHERALS--3.6%
EMC Corp.(b)......................                     133,860      1,808,449
Network Appliance, Inc.(b)........                      59,600      2,209,372
                                                                 ------------
                                                                    4,017,821
                                                                 ------------

                                                     SHARES         VALUE
                                                  ------------   ------------
CONSTRUCTION MATERIALS--0.7%
Vulcan Materials Co. .............                       9,000   $    764,640

CONSUMER FINANCE--2.2%
American Express Co. .............                      45,450      2,445,664

DATA PROCESSING & OUTSOURCED SERVICES--2.2%
First Data Corp. .................                      52,790      2,517,555

DEPARTMENT STORES--4.2%
Kohl's Corp.(b)...................                      36,450      2,035,368
Penney (J.C.) Co., Inc. ..........                      41,680      2,728,373
                                                                 ------------
                                                                    4,763,741
                                                                 ------------

DRUG RETAIL--2.3%
CVS Corp. ........................                      86,400      2,567,808

ELECTRONIC MANUFACTURING SERVICES--1.5%
Jabil Circuit, Inc.(b)............                      43,020      1,677,350

FERTILIZERS & AGRICULTURAL CHEMICALS--1.4%
Monsanto Co. .....................                      19,030      1,587,102

FOREST PRODUCTS--1.5%
Weyerhaeuser Co. .................                      23,680      1,668,730

HEALTH CARE DISTRIBUTORS--2.3%
Cardinal Health, Inc. ............                      38,780      2,611,833

HEALTH CARE EQUIPMENT--4.8%
Beckman Coulter, Inc. ............                      29,490      1,514,606
Medtronic, Inc. ..................                      40,950      2,052,414
St. Jude Medical, Inc.(b).........                      47,220      1,864,246
                                                                 ------------
                                                                    5,431,266
                                                                 ------------
HOME ENTERTAINMENT SOFTWARE--2.1%
Electronic Arts, Inc.(b)..........                      42,300      2,402,640


                      See Notes to Financial Statements                       25

Phoenix Large-Cap Growth Fund

                                                     SHARES         VALUE
                                                  ------------   ------------
HOME IMPROVEMENT RETAIL--2.0%
Lowe's Cos., Inc. ................                      36,060   $  2,273,583

HOUSEHOLD PRODUCTS--2.2%
Colgate-Palmolive Co. ............                      42,280      2,499,594

HOUSEWARES & SPECIALTIES--1.8%
Newell Rubbermaid, Inc. ..........                      75,406      2,067,632

INDUSTRIAL CONGLOMERATES--4.1%
General Electric Co. .............                     134,240      4,643,362

INDUSTRIAL MACHINERY--1.7%
Illinois Tool Works, Inc. ........                      18,260      1,875,302

INTERNET SOFTWARE & SERVICES--4.8%
eBay, Inc.(b).....................                      42,700      1,469,307
Google, Inc. Class A(b)...........                       5,160      2,156,570
Yahoo!, Inc.(b)...................                      53,460      1,752,419
                                                                 ------------
                                                                    5,378,296
                                                                 ------------

OIL & GAS EQUIPMENT & SERVICES--1.7%
Schlumberger Ltd. ................                      28,260      1,953,896

OIL & GAS EXPLORATION & PRODUCTION--1.6%
Hugoton Royalty Trust.............                       2,518         69,623
XTO Energy, Inc. .................                      42,250      1,789,287
                                                                 ------------
                                                                    1,858,910
                                                                 ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--1.7%
Citigroup, Inc....................                      38,410      1,918,579

PACKAGED FOODS & MEATS--3.8%
ConAgra Foods, Inc. ..............                      82,640      1,874,275
Hershey Foods Co. ................                      44,580      2,377,897
                                                                 ------------
                                                                    4,252,172
                                                                 ------------

PHARMACEUTICALS--6.0%
Abbott Laboratories...............                      57,120      2,441,309
Johnson & Johnson.................                      32,160      1,884,898
Wyeth.............................                      51,590      2,510,885
                                                                 ------------
                                                                    6,837,092
                                                                 ------------

REGIONAL BANKS--1.6%
Synovus Financial Corp. ..........                      66,680      1,867,040

RESTAURANTS--1.8%
Yum! Brands, Inc. ................                      39,460      2,039,293

                                                     SHARES         VALUE
                                                  ------------   ------------

SEMICONDUCTOR EQUIPMENT--1.7%
Applied Materials, Inc. ..........                     107,680   $  1,932,856

SEMICONDUCTORS--6.0%
Intel Corp. ......................                      86,780      1,733,864
Texas Instruments, Inc. ..........                      79,110      2,745,908
Xilinx, Inc. .....................                      82,020      2,269,494
                                                                 ------------
                                                                    6,749,266
                                                                 ------------

SYSTEMS SOFTWARE--2.8%
Microsoft Corp. ..................                     131,580      3,177,657

WIRELESS TELECOMMUNICATION SERVICES--3.7%
American Tower Corp. Class A(b)...                      60,400      2,062,056
NII Holdings, Inc.(b).............                      36,340      2,176,766
                                                                 ------------
                                                                    4,238,822
                                                                 ------------

--------------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $101,391,396)                                    111,184,975
--------------------------------------------------------------------------------

FOREIGN COMMON STOCKS(c)--1.8%

ALUMINUM--1.8%
Alcan, Inc. (United States).......                      38,710   $  2,022,985
- -----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $1,356,263)                                        2,022,985
- -----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--100.0%
(IDENTIFIED COST $102,747,659)                                    113,207,960
- -----------------------------------------------------------------------------

                                                      PAR
                                                     VALUE
                                                     (000)
                                                  ------------

SHORT-TERM INVESTMENTS--0.8%

COMMERCIAL PAPER(d)--0.8%
CAFCO LLC 4.81%, 5/1/06...........                $        945        945,000
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $945,000)                                            945,000
--------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.8%
(IDENTIFIED COST $103,692,659)                                    114,152,960(a)

Other assets and liabilities, net--(0.8)%                            (961,131)
                                                                 ------------
NET ASSETS--100.0%                                               $113,191,829
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $12,750,224 and gross depreciation of $2,289,923 for federal income tax purposes. At April 30, 2006, the aggregate cost of securities for federal income tax purposes was $103,692,659.

(b)   Non-income producing.

(c) A common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(d)   The rate shown is the discount rate.


26                       See Notes to Financial Statements

Phoenix Large-Cap Growth Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2006

ASSETS
Investment securities at value
    (Identified cost $103,692,659)                               $  114,152,960
Cash                                                                      3,142
Receivables
    Dividends                                                            92,644
    Fund shares sold                                                      2,615
Trustee retainer                                                          4,616
Prepaid expenses                                                         20,688
                                                                 --------------
       Total assets                                                 114,276,665
                                                                 --------------
LIABILITIES
Payables
    Investment securities purchased                                     766,107
    Fund shares repurchased                                             122,154
    Investment advisory fee                                              65,207
    Transfer agent fee                                                   50,479
    Distribution and service fees                                        28,188
    Financial agent fee                                                   8,609
    Other accrued expenses                                               44,092
                                                                 --------------
       Total liabilities                                              1,084,836
                                                                 --------------
NET ASSETS                                                       $  113,191,829
                                                                 ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                 $  173,813,961
Accumulated net realized loss                                       (71,082,433)
Net unrealized appreciation                                          10,460,301
                                                                 --------------
NET ASSETS                                                       $  113,191,829
                                                                 ==============
CLASS X
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $13,012,357)                  1,030,588
Net asset value and offering price per share                     $        12.63

CLASS A
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $88,134,093)                  7,291,448
Net asset value per share                                        $        12.09
Offering price per share $12.09/(1-5.75%)                        $        12.83

CLASS B
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $7,282,454)                     650,109
Net asset value and offering price per share                     $        11.20

CLASS C
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $4,762,925)                     426,230
Net asset value and offering price per share                     $        11.17

                             STATEMENT OF OPERATIONS
                            YEAR ENDED APRIL 30, 2006

INVESTMENT INCOME
Dividends                                                        $    1,371,521
Interest                                                                 41,916
                                                                 --------------
       Total investment income                                        1,413,437
                                                                 --------------
EXPENSES
Investment advisory fee                                                 903,249
Service fees, Class A                                                   239,638
Distribution and service fees, Class B                                   86,268
Distribution and service fees, Class C                                   57,025
Financial agent fee                                                     106,116
Transfer agent                                                          276,326
Registration                                                             48,359
Professional                                                             33,133
Trustees                                                                 29,864
Printing                                                                 27,807
Custodian                                                                20,538
Miscellaneous                                                            30,889
                                                                 --------------
       Total expenses                                                 1,859,212
                                                                 --------------
NET INVESTMENT INCOME (LOSS)                                           (445,775)
                                                                 --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                               7,349,746
Net change in unrealized appreciation (depreciation)
    on investments                                                    7,161,511
                                                                 --------------
NET GAIN (LOSS) ON INVESTMENTS                                       14,511,257
                                                                 --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                   $   14,065,482
                                                                 ==============


                      See Notes to Financial Statements                       27

Phoenix Large-Cap Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                  Year Ended        Year Ended
                                                                                April 30, 2006    April 30, 2005
                                                                                --------------    --------------
FROM OPERATIONS
    Net investment income (loss)                                                $     (445,775)   $     (652,323)
    Net realized gain (loss)                                                         7,349,746          (329,500)
    Net change in unrealized appreciation (depreciation)                             7,161,511        (2,663,370)
                                                                                --------------    --------------
    INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     14,065,482        (3,645,193)
                                                                                --------------    --------------

FROM SHARE TRANSACTIONS
CLASS X
    Proceeds from sales of shares (78,058 and 559,555 shares, respectively)            927,964         6,405,807
    Cost of shares repurchased (1,895,233 and 1,088,393 shares, respectively)      (22,270,592)      (12,597,919)
                                                                                --------------    --------------
Total                                                                              (21,342,628)       (6,192,112)
                                                                                --------------    --------------

CLASS A
    Proceeds from sales of shares (128,740 and 660,762 shares, respectively)         1,490,804         7,414,627
    Cost of shares repurchased (2,496,085 and 4,053,077 shares, respectively)      (28,750,953)      (45,033,428)
                                                                                --------------    --------------
Total                                                                              (27,260,149)      (37,618,801)
                                                                                --------------    --------------

CLASS B
    Proceeds from sales of shares (40,711 and 84,759 shares, respectively)             435,149           884,952
    Cost of shares repurchased (350,996 and 479,679 shares, respectively)           (3,766,229)       (5,000,038)
                                                                                --------------    --------------
Total                                                                               (3,331,080)       (4,115,086)
                                                                                --------------    --------------

CLASS C
    Proceeds from sales of shares (36,123 and 54,436 shares, respectively)             387,100           563,788
    Cost of shares repurchased (283,658 and 869,557 shares, respectively)           (3,021,268)       (9,014,141)
                                                                                --------------    --------------
Total                                                                               (2,634,168)       (8,450,353)
                                                                                --------------    --------------
    INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                      (54,568,025)      (56,376,352)
                                                                                --------------    --------------
    NET INCREASE (DECREASE) IN NET ASSETS                                          (40,502,543)      (60,021,545)


NET ASSETS
    Beginning of period                                                            153,694,372       213,715,917
                                                                                --------------    --------------

    END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
       $0 AND $0, RESPECTIVELY)                                                 $  113,191,829    $  153,694,372
                                                                                ==============    ==============


28                       See Notes to Financial Statements

Phoenix Large-Cap Growth Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS X
                                                  ----------------------------------------------------------------
                                                                        YEAR ENDED APRIL 30,
                                                  ----------------------------------------------------------------
                                                    2006          2005          2004          2003          2002
Net asset value, beginning of period              $  11.32      $  11.55      $  10.07      $  12.30      $  14.66
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(2)                  (0.01)        (0.01)        (0.01)        (0.02)           --(3)
    Net realized and unrealized gain (loss)           1.32         (0.22)         1.49         (2.21)        (2.31)
                                                  --------      --------      --------      --------      --------
       TOTAL FROM INVESTMENT OPERATIONS               1.31         (0.23)         1.48         (2.23)        (2.31)
                                                  --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
    Distributions from net realized gains               --            --            --            --         (0.05)
                                                  --------      --------      --------      --------      --------
       TOTAL DISTRIBUTIONS                              --            --            --            --         (0.05)
                                                  --------      --------      --------      --------      --------
Change in net asset value                             1.31         (0.23)         1.48         (2.23)        (2.36)
                                                  --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                    $  12.63      $  11.32      $  11.55      $  10.07      $  12.30
                                                  ========      ========      ========      ========      ========
Total return                                         11.57 %       (1.99)%       14.70 %      (18.13)%      (15.76)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $ 13,012      $ 32,225      $ 38,994      $ 21,121      $ 21,786

RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                1.14 %        1.06 %        1.05 %        1.13 %        1.04 %
    Net investment income (loss)                     (0.05)%       (0.06)%       (0.10)%       (0.20)%        0.03 %
Portfolio turnover                                      85 %          91 %         168 %         101 %         131 %

                                                                              CLASS A
                                                  ----------------------------------------------------------------
                                                                        YEAR ENDED APRIL 30,
                                                  ----------------------------------------------------------------
                                                    2006          2005          2004          2003          2002
Net asset value, beginning of period              $  10.86      $  11.11      $   9.71      $  11.90      $  14.22
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(2)                  (0.03)        (0.03)        (0.04)        (0.04)        (0.03)
    Net realized and unrealized gain (loss)           1.26         (0.22)         1.44         (2.15)        (2.24)
                                                  --------      --------      --------      --------      --------
       TOTAL FROM INVESTMENT OPERATIONS               1.23         (0.25)         1.40         (2.19)        (2.27)
                                                  --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
    Distributions from net realized gains               --            --            --            --         (0.05)
                                                  --------      --------      --------      --------      --------
       TOTAL DISTRIBUTIONS                              --            --            --            --         (0.05)
                                                  --------      --------      --------      --------      --------
Change in net asset value                             1.23         (0.25)         1.40         (2.19)        (2.32)
                                                  --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                    $  12.09      $  10.86      $  11.11      $   9.71      $  11.90
                                                  ========      ========      ========      ========      ========
Total return(1)                                      11.33 %       (2.25)%       14.42 %      (18.40)%      (15.97)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $ 88,134      $104,913      $145,023      $127,553      $177,518

RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                1.39 %        1.31 %        1.30 %        1.38 %        1.29 %
    Net investment income (loss)                     (0.30)%       (0.31)%       (0.33)%       (0.41)%       (0.22)%
Portfolio turnover                                      85 %          91 %         168 %         101 %         131 %

(1)   Sales charges are not reflected in the total return calculation.
(2)   Computed using average shares outstanding.
(3)   Amount is less than $0.01.


                      See Notes to Financial Statements                       29

Phoenix Large-Cap Growth Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS B
                                                  ----------------------------------------------------------------
                                                                        YEAR ENDED APRIL 30,
                                                  ----------------------------------------------------------------
                                                    2006          2005          2004          2003          2002
Net asset value, beginning of period              $  10.14      $  10.46      $   9.21      $  11.36      $  13.68
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(2)                  (0.11)        (0.11)        (0.11)        (0.11)        (0.12)
    Net realized and unrealized gain (loss)           1.17         (0.21)         1.36         (2.04)        (2.15)
                                                  --------      --------      --------      --------      --------
       TOTAL FROM INVESTMENT OPERATIONS               1.06         (0.32)         1.25         (2.15)        (2.27)
                                                  --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
    Distributions from net realized gains               --            --            --            --         (0.05)
                                                  --------      --------      --------      --------      --------
       TOTAL DISTRIBUTIONS                              --            --            --            --         (0.05)
                                                  --------      --------      --------      --------      --------
Change in net asset value                             1.06         (0.32)         1.25         (2.15)        (2.32)
                                                  --------      --------      --------      --------      --------
 NET ASSET VALUE, END OF PERIOD                   $  11.20      $  10.14      $  10.46      $   9.21      $  11.36
                                                  ========      ========      ========      ========      ========
Total return(1)                                      10.45 %       (3.06)%       13.57 %      (18.93)%      (16.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $  7,282      $  9,740      $ 14,171      $ 13,600      $ 17,397

RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                2.15 %        2.06 %        2.05 %        2.13 %        2.04 %
    Net investment income (loss)                     (1.05)%       (1.06)%       (1.09)%       (1.16)%       (0.98)%
Portfolio turnover                                      85 %          91 %         168 %         101 %         131 %

                                                                              CLASS C
                                                  ----------------------------------------------------------------
                                                                        YEAR ENDED APRIL 30,
                                                  ----------------------------------------------------------------
                                                    2006          2005          2004          2003          2002
Net asset value, beginning of period              $  10.12      $  10.43      $   9.18      $  11.33      $  13.65
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(2)                  (0.11)        (0.11)        (0.11)        (0.11)        (0.12)
    Net realized and unrealized gain (loss)           1.16         (0.20)         1.36         (2.04)        (2.15)
                                                  --------      --------      --------      --------      --------
       TOTAL FROM INVESTMENT OPERATIONS               1.05         (0.31)         1.25         (2.15)        (2.27)
                                                  --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
    Distributions from net realized gains               --            --            --            --         (0.05)
                                                  --------      --------      --------      --------      --------
       TOTAL DISTRIBUTIONS                              --            --            --            --         (0.05)
                                                  --------      --------      --------      --------      --------
Change in net asset value                             1.05         (0.31)         1.25         (2.15)        (2.32)
                                                  --------      --------      --------      --------      --------
       NET ASSET VALUE, END OF PERIOD             $  11.17      $  10.12      $  10.43      $   9.18      $  11.33
                                                  ========      ========      ========      ========      ========
Total return(1)                                      10.47 %       (2.97)%       13.62 %      (18.98)%      (16.64)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $  4,763      $  6,816      $ 15,528      $ 16,698      $ 13,761

RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                2.15 %        2.05 %        2.05 %        2.14 %        2.04 %
    Net investment income (loss)                     (1.05)%       (1.05)%       (1.08)%       (1.19)%       (0.98)%
Portfolio turnover                                      85 %          91 %         168 %         101 %         131 %

(1)   Sales charges are not reflected in the total return calculation.
(2)   Computed using average shares outstanding.


30                       See Notes to Financial Statements

PHOENIX STRATEGIC GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE PHOENIX STRATEGIC GROWTH FUND PERFORM FOR ITS FISCAL YEAR ENDED APRIL 30, 2006?

A: For the fiscal year ended April 30, 2006, the Fund's Class A shares returned 13.85%, Class B shares returned 13.01% and Class C shares returned 12.99%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 15.42%, and the Russell 1000(R) Growth Index, the Fund's style-specific benchmark returned 15.18%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: Equity markets performed well for the fiscal year ending April 2006, helped by strong corporate profits and a stable economy. However, increasingly higher commodity prices drove inflation fears and helped spur additional federal fund rate hikes. Geopolitical tensions and fears of a slowdown in consumer spending persisted and resulted in a volatile equity market. Within the Russell 1000(R) Growth Index, energy stocks significantly outperformed for most of the year, as did other value-oriented sectors such as health care and financials. On the other hand, information technology and consumer discretionary stocks languished for most of the year as the sustainability of consumer spending and the health of the overall economy were called into question. However both sectors rebounded strongly in the fourth quarter, ending the year among the biggest contributors to the Russell 1000 Growth's fiscal full-year return, thanks to their large weightings in the index.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: All of the Fund's underperformance versus the benchmark occurred in the first two quarters of the fiscal year, mainly attributable to having no exposure to the energy sector. Though energy stocks represent only 4% of the Russell 1000 Growth index, their outsized gains during the year led to a meaningful contribution to the style index's total annual return (over 10%). In addition, the Fund was overweight in information technology and consumer discretionary stocks, which lagged the overall market during the first two quarters.

As energy retreated in the third quarter and investors started focusing more on the attributes of individual stocks, the Fund's performance improved, outperforming the benchmark for the last two quarters. We took advantage of the pullback in the energy sector by adding some oil drillers and natural gas stocks to the portfolio.

Good security selection in the information technology sector contributed the most to performance. Internet search giant, Google, led the pack, benefiting from robust earnings growth, rapid market share gains and overall secular growth. Corning, another large contributor, continues to benefit from the growing popularity of LCD televisions and successful restructuring of its other business units.

                                                                        MAY 2006

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix Strategic Growth Fund

--------------------------------------------------------------------------------
TOTAL RETURNS 1                                           PERIODS ENDING 4/30/06
--------------------------------------------------------------------------------

                                                                  INCEPTION    INCEPTION
                                1 YEAR      5 YEAR     10 YEARS   TO 4/30/05      DATE
                                ------      -------    --------   ----------   ---------
Class A Shares at NAV 2          13.85%      (5.49)%       4.82%          --    10/16/95
Class A Shares at POP 3           7.31       (6.60)        4.21           --    10/16/95

Class B Shares at NAV 2          13.01       (6.19)        4.04           --    10/16/95
Class B Shares with CDSC 4        9.01       (6.19)        4.04           --    10/16/95

Class C Shares at NAV 2          12.99       (6.19)          --         2.45     11/3/97
Class C Shares with CDSC 4       12.99       (6.19)          --         2.45     11/3/97

S&P 500(R) Index                 15.42        2.70         8.97       Note 5      Note 5

Russell 1000(R) Growth Index     15.18       (0.76)        6.21       Note 6      Note 6

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

4 CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

5     INDEX PERFORMANCE IS 5.64% FOR CLASS C (SINCE 11/3/97).

6     INDEX PERFORMANCE IS 2.78% FOR CLASS C (SINCE 11/3/97).

--------------------------------------------------------------------------------
GROWTH OF $10,000                                            PERIODS ENDING 4/30
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 4/30/96 in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. The performance of the other share class will be greater or less than that shown based on the difference in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Phoenix          Phoenix
                 Strategic        Strategic        Russell
                Growth Fund      Growth Fund       1000(R)             S&P
                  Class A          Class B       Growth Index      500(R) Index

 4/30/1996       $ 9,425          $10,000          $10,000           $10,000
 4/30/1997         9,183            9,669           12,207            12,520
 4/30/1998        12,509           13,071           17,344            17,687
 4/30/1999        18,127           18,820           21,945            21,546
 4/28/2000        27,781           28,611           27,996            23,764
 4/30/2001        20,018           20,463           18,967            20,671
 4/30/2002        13,986           14,193           15,154            18,059
 4/30/2003        11,068           11,140           12,979            15,658
 4/30/2004        13,338           13,321           15,789            19,240
 4/29/2005        13,260           13,153           15,852            20,458
 4/28/2006        15,097           14,864           18,259            23,612

For information regarding the indexes, see the glossary on page 3.

Phoenix Strategic Growth Fund

ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investments. All mutual funds have operating expenses. As a shareholder of the Strategic Growth Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower depending on the amount of your investments and timing of any purchases or redemptions.

                             Beginning           Ending       Expenses Paid
 Strategic Growth Fund     Account Value      Account Value      During
        Class A           October 31, 2005   April 30, 2006      Period*
-----------------------   ----------------   --------------   -------------
Actual                       $ 1,000.00        $ 1,095.20        $ 8.46
Hypothetical (5% return
   before expenses)            1,000.00          1,016.62          8.17

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.63%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS EXPENSES WERE ACCRUED (181) IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED APRIL 30, 2006. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 13.85%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ACCOUNT VALUE AT APRIL 30, 2006 OF $1,138.50.

                             Beginning           Ending       Expenses Paid
 Strategic Growth Fund     Account Value      Account Value      During
        Class B           October 31, 2005   April 30, 2006      Period*
-----------------------   ----------------   --------------   -------------
Actual                       $ 1,000.00        $ 1,091.10       $ 12.34
Hypothetical (5% return
   before expenses)            1,000.00          1,012.85         11.95

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.38%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS EXPENSES WERE ACCRUED (181) IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED APRIL 30, 2006. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 13.01%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ACCOUNT VALUE AT APRIL 30, 2006 OF $1,130.10.

                             Beginning           Ending       Expenses Paid
  Strategic Growth Fund    Account Value      Account Value      During
         Class C          October 31, 2005   April 30, 2006      Period*
-----------------------   ----------------   --------------   -------------
Actual                       $ 1,000.00        $ 1,091.00       $ 12.34
Hypothetical (5% return
   before expenses)            1,000.00          1,012.85         11.95

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.38%, WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS EXPENSES WERE ACCRUED (181) IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

      ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED APRIL 30, 2006. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 12.99%. UTILIZING THIS RETURN IN THE ABOVE CALCULATION YIELDS AN ACCOUNT VALUE AT APRIL 30, 2006 OF $1,129.90.

      YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix Strategic Growth Fund

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                        4/30/06
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

               Information Technology               37%
               Health Care                          16
               Industrials                          13
               Consumer Discretionary               11
               Financials                            6
               Energy                                5
               Telecommunications                    4
               Other                                 8

                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2006

                                                    SHARES         VALUE
                                                  ----------   --------------
DOMESTIC COMMON STOCKS--96.6%

AEROSPACE & DEFENSE--3.6%
United Technologies Corp. ....................        67,000   $    4,208,270

APPAREL RETAIL--2.1%
TJX Cos., Inc. (The)..........................        99,500        2,400,935

APPLICATION SOFTWARE--2.3%
Adobe Systems, Inc.(b)........................        68,890        2,700,488

BIOTECHNOLOGY--5.4%
Amgen, Inc.(b)................................        49,200        3,330,840
Genentech, Inc.(b)............................        36,500        2,909,415
                                                               --------------
                                                                    6,240,255
                                                               --------------

COMMUNICATIONS EQUIPMENT--6.6%
Corning, Inc.(b)..............................       144,600        3,995,298
QUALCOMM, Inc. ...............................        72,200        3,706,748
                                                               --------------
                                                                    7,702,046
                                                               --------------

COMPUTER & ELECTRONICS RETAIL--2.7%
Best Buy Co., Inc. ...........................        55,410        3,139,531

COMPUTER HARDWARE--2.6%
Apple Computer, Inc.(b).......................        43,570        3,066,892

COMPUTER STORAGE & PERIPHERALS--4.7%
EMC Corp.(b)..................................       183,380        2,477,464
Network Appliance, Inc.(b)....................        79,250        2,937,797
                                                               --------------
                                                                    5,415,261
                                                               --------------

                                                    SHARES         VALUE
                                                  ----------   --------------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS--2.6%
Oshkosh Truck Corp. ..........................        50,200  $     3,072,240

CONSTRUCTION MATERIALS--2.1%
Vulcan Materials Co. .........................        29,100        2,472,336

DEPARTMENT STORES--3.0%
Penney (J.C.) Co., Inc. ......................        52,620        3,444,505

ELECTRONIC MANUFACTURING SERVICES--1.9%
Jabil Circuit, Inc.(b)........................        57,910        2,257,911

HEALTH CARE DISTRIBUTORS--2.5%
Cardinal Health, Inc. ........................        42,230        2,844,191

HEALTH CARE EQUIPMENT--4.9%
Beckman Coulter, Inc. ........................        44,490        2,285,006
Medtronic, Inc. ..............................        67,000        3,358,040
                                                               --------------
                                                                    5,643,046
                                                               --------------

HOME ENTERTAINMENT SOFTWARE--2.8%
Electronic Arts, Inc.(b)......................        56,500        3,209,200

HOME IMPROVEMENT RETAIL--3.1%
Lowe's Cos., Inc. ............................        57,170        3,604,569

HOUSEHOLD PRODUCTS--3.3%
Colgate-Palmolive Co. ........................        64,480        3,812,058

HUMAN RESOURCES & EMPLOYMENT SERVICES--2.6%
Monster Worldwide, Inc.(b)....................        51,700        2,967,580

INDUSTRIAL CONGLOMERATES--4.3%
General Electric Co. .........................       143,300        4,956,747


34                       See Notes to Financial Statements

Phoenix Strategic Growth Fund

                                                    SHARES         VALUE
                                                  ----------   --------------
INTERNET SOFTWARE & SERVICES--7.9%
eBay, Inc.(b).................................        49,110   $    1,689,875
Google, Inc. Class A(b).......................        10,970        4,584,802
Yahoo!, Inc.(b)...............................        88,130        2,888,901
                                                               --------------
                                                                    9,163,578
                                                               --------------

INVESTMENT BANKING & BROKERAGE--2.6%
Jefferies Group, Inc. ........................        45,000        2,990,250

OIL & GAS EQUIPMENT & SERVICES--2.2%
Grant Prideco, Inc.(b)........................        48,800        2,498,560

OIL & GAS EXPLORATION & PRODUCTION--2.8%
Hugoton Royalty Trust.........................         4,470          123,596
XTO Energy, Inc. .............................        75,000        3,176,250
                                                               --------------
                                                                    3,299,846
                                                               --------------

OTHER DIVERSIFIED FINANCIAL SERVICES--3.3%
Citigroup, Inc. ..............................        77,320        3,862,134

PHARMACEUTICALS--3.1%
Wyeth.........................................        74,890        3,644,896

SEMICONDUCTORS--7.2%
Intel Corp. ..................................        90,560        1,809,389
Texas Instruments, Inc. ......................       100,000        3,471,000
Xilinx, Inc. .................................       110,530        3,058,365
                                                               --------------
                                                                    8,338,754
                                                               --------------

WIRELESS TELECOMMUNICATION SERVICES--4.4%
American Tower Corp. Class A(b)...............        79,310        2,707,643
NII Holdings, Inc.(b).........................        40,980        2,454,702
                                                               --------------
                                                                    5,162,345
                                                               --------------

--------------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $99,276,677)                                     112,118,424
--------------------------------------------------------------------------------

                                                    SHARES         VALUE
                                                  ----------   --------------
FOREIGN COMMON STOCKS(c)--1.4%

SEMICONDUCTORS--1.4%
Marvell Technology Group Ltd. (Japan)(b)......        28,310   $    1,616,218
--------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $1,801,856)                                        1,616,218
--------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--98.0%
(IDENTIFIED COST $101,078,533)                                    113,734,642
--------------------------------------------------------------------------------

                                                     PAR
                                                    VALUE
                                                    (000)
                                                  ----------
SHORT-TERM INVESTMENTS--2.3%

COMMERCIAL PAPER(d)--2.3%
CAFCO LLC 4.81%, 5/1/06.......................    $    2,625        2,625,000
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $2,625,000)                                        2,625,000
--------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.3%
(IDENTIFIED COST $103,703,533)                                    116,359,642(a)

Other assets and liabilities, net--(0.3)%                            (291,308)
                                                               --------------
NET ASSETS--100.0%                                             $  116,068,334
                                                               ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $15,495,793 and gross depreciation of $2,839,684 for federal income tax purposes. At April 30, 2006, the aggregate cost of securities for federal income tax purposes was $103,703,533.

(b)   Non-income producing.

(c) A common stock is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(d)   The rate shown is the discount rate.


                      See Notes to Financial Statements                       35

Phoenix Strategic Growth Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2006

ASSETS
Investment securities at value
    (Identified cost $103,703,533)                               $  116,359,642
Cash                                                                      2,527
Receivables
    Dividends                                                            79,648
    Fund shares sold                                                      5,333
Trustee retainer                                                          4,581
Prepaid expenses                                                         15,184
                                                                 --------------
       Total assets                                                 116,466,915
                                                                 --------------
LIABILITIES
Payables
    Fund shares repurchased                                             150,182
    Transfer agent fee                                                   92,278
    Investment advisory fee                                              71,734
    Professional fee                                                     32,949
    Distribution and service fees                                        29,743
    Financial agent fee                                                   8,726
    Other accrued expenses                                               12,969
                                                                 --------------
       Total liabilities                                                398,581
                                                                 --------------
NET ASSETS                                                       $  116,068,334
                                                                 ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                 $  340,587,163
Accumulated net realized loss                                      (237,174,938)
Net unrealized appreciation                                          12,656,109
                                                                 --------------
NET ASSETS                                                       $  116,068,334
                                                                 ==============
CLASS A
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $106,692,759)                10,906,291
Net asset value per share                                        $         9.78
Offering price per share $9.78/(1-5.75%)                         $        10.38

CLASS B
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $7,885,438)                     890,023
Net asset value and offering price per share                     $         8.86

CLASS C
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $1,490,137)                     167,997
Net asset value and offering price per share                     $         8.87

                             STATEMENT OF OPERATIONS
                            YEAR ENDED APRIL 30, 2006

INVESTMENT INCOME
Dividends                                                        $    1,205,302
Interest                                                                 33,214
                                                                 --------------
       Total investment income                                        1,238,516
                                                                 --------------
EXPENSES
Investment advisory fee                                                 966,805
Service fees, Class A                                                   293,662
Distribution and service fees, Class B                                   95,224
Distribution and service fees, Class C                                   19,203
Financial agent fee                                                     106,092
Transfer agent                                                          495,953
Printing                                                                 47,650
Registration                                                             39,879
Professional                                                             33,132
Trustees                                                                 29,899
Custodian                                                                14,799
Miscellaneous                                                            30,084
                                                                 --------------
       Total expenses                                                 2,172,382
Custodian fees paid indirectly                                              (12)
                                                                 --------------
       Net expenses                                                   2,172,370
                                                                 --------------
NET INVESTMENT INCOME (LOSS)                                           (933,854)
                                                                 --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                               7,238,960
Net change in unrealized appreciation (depreciation)
    on investments                                                   10,524,648
                                                                 --------------
NET GAIN (LOSS) ON INVESTMENTS                                       17,763,608
                                                                 --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                              $   16,829,754
                                                                 ==============


36                       See Notes to Financial Statements

Phoenix Strategic Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                  Year Ended        Year Ended
                                                                                April 30, 2006    April 30, 2005
                                                                                --------------    --------------
FROM OPERATIONS
    Net investment income (loss)                                                $     (933,854)   $   (1,279,321)
    Net realized gain (loss)                                                         7,238,960         2,257,066
    Net change in unrealized appreciation (depreciation)                            10,524,648        (1,483,467)
                                                                                --------------    --------------
    INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     16,829,754          (505,722)
                                                                                --------------    --------------

FROM SHARE TRANSACTIONS
CLASS A
    Proceeds from sales of shares (354,968 and 1,288,678 shares, respectively)       3,271,554        11,229,434
    Cost of shares repurchased (4,393,401 and 5,213,988 shares, respectively)      (40,408,141)      (45,365,817)
                                                                                --------------    --------------
Total                                                                              (37,136,587)      (34,136,383)
                                                                                --------------    --------------

CLASS B
    Proceeds from sales of shares (46,206 and 76,497 shares, respectively)             389,333           610,821
    Cost of shares repurchased (559,805 and 1,819,977 shares, respectively)         (4,699,742)      (14,502,009)
                                                                                --------------    --------------
Total                                                                               (4,310,409)      (13,891,188)
                                                                                --------------    --------------

CLASS C
    Proceeds from sales of shares (16,206 and 34,737 shares, respectively)             134,084           271,980
    Cost of shares repurchased (150,244 and 199,821 shares, respectively)           (1,251,056)       (1,612,644)
                                                                                --------------    --------------
Total                                                                               (1,116,972)       (1,340,664)
                                                                                --------------    --------------
    INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                      (42,563,968)      (49,368,235)
                                                                                --------------    --------------
    NET INCREASE (DECREASE) IN NET ASSETS                                          (25,734,214)      (49,873,957)


NET ASSETS
    Beginning of period                                                            141,802,548       191,676,505
                                                                                --------------    --------------

    END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
       $0 AND $0, RESPECTIVELY)                                                 $  116,068,334    $  141,802,548
                                                                                ==============    ==============


                      See Notes to Financial Statements                       37

Phoenix Strategic Growth Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS A
                                                  ----------------------------------------------------------------
                                                                       YEAR ENDED APRIL 30,
                                                  ----------------------------------------------------------------
                                                    2006          2005          2004          2003          2002
Net asset value, beginning of period              $   8.59      $   8.64      $   7.17      $   9.06      $  13.02
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(2)                  (0.06)        (0.06)        (0.06)        (0.07)        (0.09)
    Net realized and unrealized gain (loss)           1.25          0.01          1.53         (1.82)        (3.83)
                                                  --------      --------      --------      --------      --------
       TOTAL FROM INVESTMENT OPERATIONS               1.19         (0.05)         1.47         (1.89)        (3.92)
                                                  --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
    Distributions from net realized gains               --            --            --            --         (0.04)
                                                  --------      --------      --------      --------      --------
       TOTAL DISTRIBUTIONS                              --            --            --            --         (0.04)
                                                  --------      --------      --------      --------      --------
Change in net asset value                             1.19         (0.05)         1.47         (1.89)        (3.96)
                                                  --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                    $   9.78      $   8.59        $ 8.64      $   7.17      $   9.06
                                                  ========      ========      ========      ========      ========
Total return(1)                                      13.85 %       (0.58)%       20.50 %      (20.86)%      (30.13)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $106,693      $128,426      $162,974      $156,017      $250,131

RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                1.62)%        1.56 %        1.52 %        1.60 %        1.39 %
    Net investment income (loss)                     (0.66)%       (0.67)%       (0.73)%       (0.95)%       (0.87)%
Portfolio turnover                                      63 %         107 %         167 %         119 %         147 %

                                                                              CLASS B
                                                  ----------------------------------------------------------------
                                                                        YEAR ENDED APRIL 30,
                                                  ----------------------------------------------------------------
                                                    2006          2005          2004          2003          2002
Net asset value, beginning of period              $   7.84      $   7.94      $   6.64      $   8.46      $  12.25
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(2)                  (0.12)        (0.11)        (0.11)        (0.11)        (0.16)
    Net realized and unrealized gain (loss)           1.14          0.01          1.41         (1.71)        (3.59)
                                                  --------      --------      --------      --------      --------
       TOTAL FROM INVESTMENT OPERATIONS               1.02         (0.10)         1.30         (1.82)        (3.75)
                                                  --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
    Distributions from net realized gains               --            --            --            --         (0.04)
                                                  --------      --------      --------      --------      --------
       TOTAL DISTRIBUTIONS                              --            --            --            --         (0.04)
                                                  --------      --------      --------      --------      --------
Change in net asset value                             1.02         (0.10)         1.30         (1.82)        (3.79)
                                                  --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                    $   8.86      $   7.84      $   7.94      $   6.64      $   8.46
                                                  ========      ========      ========      ========      ========
Total return(1)                                      13.01 %       (1.26)%       19.58 %      (21.51)%      (30.64)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $  7,885      $ 11,006      $ 24,989      $ 30,755      $ 59,690

RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                2.37 %        2.32 %        2.27 %        2.34 %        2.14 %
    Net investment income (loss)                     (1.41)%       (1.40)%       (1.48)%       (1.71)%       (1.62)%
Portfolio turnover                                      63 %         107 %         167 %         119 %         147 %

(1)   Sales charges are not reflected in the total return calculation.
(2)   Computed using average shares outstanding.


38                       See Notes to Financial Statements

Phoenix Strategic Growth Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS C
                                                  ----------------------------------------------------------------
                                                                        YEAR ENDED APRIL 30,
                                                  ----------------------------------------------------------------
                                                    2006          2005          2004          2003          2002
Net asset value, beginning of period              $   7.85      $   7.95      $   6.65      $   8.47      $  12.26
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)(2)                  (0.12)        (0.11)        (0.12)        (0.11)        (0.16)
    Net realized and unrealized gain (loss)           1.14          0.01          1.42         (1.71)        (3.59)
                                                  --------      --------      --------      --------      --------
       TOTAL FROM INVESTMENT OPERATIONS               1.02         (0.10)         1.30         (1.82)        (3.75)
                                                  --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
    Distributions from net realized gains               --            --            --            --         (0.04)
                                                  --------      --------      --------      --------      --------
       TOTAL DISTRIBUTIONS                              --            --            --            --         (0.04)
                                                  --------      --------      --------      --------      --------
Change in net asset value                             1.02         (0.10)         1.30         (1.82)        (3.79)
                                                  --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                    $   8.87      $   7.85      $   7.95      $   6.65      $   8.47
                                                  ========      ========      ========      ========      ========
Total return(1)                                      12.99 %       (1.26)%       19.55 %      (21.49)%      (30.61)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $  1,490      $  2,371      $  3,713      $  3,260      $  5,499

RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                2.37 %        2.31 %        2.27 %        2.34 %        2.14 %
    Net investment income (loss)                     (1.42)%       (1.42)%       (1.48)%       (1.71)%       (1.61)%
Portfolio turnover                                      63 %         107 %         167 %         119 %         147 %

(1)   Sales charges are not reflected in the total return calculation.
(2)   Computed using average shares outstanding.


                      See Notes to Financial Statements                       39

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2006

1. ORGANIZATION

      Phoenix Strategic Equity Series Fund (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

      Currently four Funds are offered for sale (each a "Fund"). The Phoenix Dynamic Growth Fund ("Dynamic Growth Fund") is diversified and has an investment objective of capital appreciation. The Phoenix Fundamental Growth Fund ("Fundamental Growth Fund") is diversified and has an investment objective of long-term capital appreciation. The Phoenix Large-Cap Growth Fund ("Large-Cap Growth Fund") is diversified and has an investment objective of long-term capital growth. The Phoenix Strategic Growth Fund ("Strategic Growth Fund") is diversified and has an investment objective of long-term capital growth.

      The Funds offer the following classes of shares for sale:

                            Class A   Class B   Class C   Class X
                            -------   -------   -------   -------
Dynamic Growth Fund........    X        --         X         --
Fundamental Growth Fund....    X        --         X         --
Large-Cap Growth Fund......    X        X          X         X
Strategic Growth Fund......    X        X          X         --

      Class X shares are sold without a sales charge. Class A shares are sold with a front-end sales charge of up to 5.75%. Generally, Class A shares are not subject to any charges by the funds when redeemed; however, a 1% contingent deferred sales charge may be imposed on certain redemptions within one year on purchases on which a finder's fee has been paid. Class B shares are sold with a contingent deferred sales charge, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase.

      Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of all classes of shares.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION:

      Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

      Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

      As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Trustees.

      Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

      Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

      Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

      Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

      The Trust may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2006 (CONTINUED)

D. DISTRIBUTIONS TO SHAREHOLDERS:

      Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E. EXPENSES:

      Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more appropriately made.

F. FOREIGN CURRENCY TRANSLATION:

      Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not isolate that portion of the results of operations arising from either changes in exchange rates or in the market prices of securities.

G. FOREIGN SECURITY COUNTRY DETERMINATION:

      A combination of the following criteria is used to assign the countries of risk listed in the schedules of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

3. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

      As compensation for its services to the Trust, Phoenix Investment Counsel, Inc. ("PIC") (the "Adviser"), an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

                                     1st $1     $1-2       $2+
                                     Billion   Billion   Billion
                                     -------   -------   -------
Dynamic Growth Fund...............    0.80%     0.80%     0.80%
Fundamental Growth Fund...........    0.80%     0.80%     0.80%
Large-Cap Growth Fund ............    0.70%     0.65%     0.60%
Strategic Growth Fund ............    0.75%     0.70%     0.65%

      PIC has contractually agreed to limit the Dynamic Growth and the Fundamental Growth Fund's total operating expenses (excluding interest, taxes and extraordinary expenses) through August 31, 2006, so that such expenses do exceed 1.45% for Class A Shares and 2.20% for Class C Shares. The Adviser will not seek to recapture any operating expenses reimbursed under this arrangement.

      Bennett Lawrence Management LLC ("Bennett Lawrence") is the subadviser to the Dynamic Growth Fund. For its services Bennett Lawrence is paid a fee by the Adviser at the rate of 0.40% of the average daily net assets of the Fund.

      CastleArk Management LLC ("CastleArk") is the subadviser to the Fundamental Growth Fund. For its services the Adviser pays CastleArk a fee based upon the following annual rates as percentage of the average daily net assets of the Fund:

                                      $0-50     Over $50
                                     Million    Million
                                     -------    --------
                                      0.45%       0.40%

      Seneca Capital Management LLC ("Seneca") is the subadviser to the Large-Cap Growth Fund and the Strategic Growth Fund. Seneca is an indirect wholly-owned subsidiary of PNX. For its services the Adviser pays Seneca a fee based upon the following annual rates as percentage of the average daily net assets of each Fund:

                              1st $184   $184 Million-    $1-2       $2+
                              Million     $1 Billion     Billion   Billion
                              --------   ------------    -------   -------
Large-Cap Growth Fund .....    0.20%         0.35%       0.325%     0.30%

                              1st $201   $201 Million-    $1-2       $2+
                              Million     $1 Billion     Billion   Billion
                              --------   ------------    -------   -------
Strategic Growth Fund .....    0.10%        0.375%        0.35%    0.325%

      As a distributor of each Fund's shares, Phoenix Equity Planning Corporation ("PEPCO") an indirect wholly-owned subsidiary of PNX, has advised the Funds that it retained net selling commissions and deferred sales charges for the fiscal year (the "period") ended April 30, 2006, as follows:

                                  Class A        Class B         Class C
                                Net Selling     Deferred         Deferred
                                Commissions   Sales Charges   Sales Charges
                                -----------   -------------   --------------
Dynamic Growth Fund ........       $  246             --              --
Fundamental Growth Fund ....          599             --              --
Large-Cap Growth Fund ......        4,062        $28,659            $492
Strategic Growth Fund ......        9,701         16,974             604

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2006 (CONTINUED)

      In addition, each Fund pays PEPCO distribution and/or service fees at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each respective Class. There are no distribution and/or service fees for Class X.

      Under certain circumstances, shares of certain Phoenix Funds may be exchanged for shares of the same class of certain other Phoenix Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.

      As financial agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost to PEPCO to provide oversight of the performance of PFPC Inc. (subagent to PEPCO), plus (2) the documented cost of fund accounting, tax services and related services provided by PFPC Inc. For the period ending April 30, 2006, the Trust incurred financial agent fees totaling $278,387.

      PEPCO serves as the Trust's transfer agent with State Street Bank and Trust Company serving as sub-transfer agent. For the period ended April 30, 2006, transfer agent fees were $827,725 as reported in the Statement of Operations, of which PEPCO retained the following:

Large-Cap Growth Fund .....................   $83,824
Strategic Growth Fund .....................   197,467

      At April 30, 2006, PNX and its affiliates, the retirement plans of PNX and its affiliates, and Phoenix affiliated Funds held shares which aggregated the following:

                                                         Aggregate
                                                         Net Asset
                                             Shares        Value
                                            ---------   -----------
Dynamic Growth Fund, Class A ............     872,493   $ 9,998,770
Dynamic Growth Fund, Class C ............      10,000       114,000
Fundamental Growth Fund, Class A ........   2,126,646    23,329,307
Fundamental Growth Fund, Class C ........      10,000       109,000

4. PURCHASES AND SALES OF SECURITIES

      Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) during the period ended April 30, 2006, were as follows:

                                   Purchases        Sales
                                  ------------   -----------
Dynamic Growth Fund...........    $ 14,369,167   $ 4,895,188
Fundamental Growth Fund.......      46,253,962    22,398,567
Large-Cap Growth Fund ........     109,240,323   161,763,895
Strategic Growth Fund ........      87,175,638   130,191,363

      There were no purchases or sales of long-term U.S. Government and agency securities.

5. 10% SHAREHOLDERS

      At April 30, 2006, certain Funds had single shareholder accounts which individually amounted to more than 10% of the total shares outstanding as detailed below:

                                              % of Shares
                                              Outstanding
                                              -----------
Dynamic Growth Fund........................       81.8%
Fundamental Growth Fund....................       75.1

      The shareholder accounts are affiliated with PNX.

6. ASSET CONCENTRATIONS

      Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

      At April 30, 2006, the Large-Cap Growth Fund and the Strategic Growth Fund held securities issued by various companies in the Information Technology sector comprising 33% and 37%, respectively of the total net assets of the Funds.

7. INDEMNIFICATIONS

      Under the Funds' organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

8. REGULATORY EXAMS

      Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by The Phoenix Companies, Inc. and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products. During 2004 and 2005, the Boston District Office of the Securities and Exchange Commission ("SEC") conducted an examination of the Company's investment company and investment adviser affiliates. Following the examination, the staff of the Boston District Office issued a deficiency letter noting perceived weaknesses in procedures for monitoring trading to prevent market timing activity prior to 2004. The staff requested the Company to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether the Company believes reimbursement is necessary or appropriate under the circumstances. Market timing is an investment technique involving frequent short-term trading of mutual fund shares

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2006 (CONTINUED)

that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. A third party was retained to assist the Company in preparing the analysis. In 2005, based on the third party analysis the Company notified the staff at the SEC Boston District Office, reimbursements were not appropriate under the circumstances. The Company does not believe that the outcome of this matter will be material to these financial statements.

9. FEDERAL INCOME TAX INFORMATION

   The Funds have capital loss carryovers which may be used to offset future capital gains, as follows:

                                    Expiration Year
                        ----------------------------------------
                            2010           2011          2013
                        ------------   ------------   ----------
Dynamic Growth
  Fund..............              --             --           --
Large-Cap Growth
  Fund..............    $ 31,260,431   $ 39,492,502     $329,500
Strategic Growth
  Fund..............     165,875,533     71,299,405           --

                            2014          Total
                        ------------   ------------
Dynamic Growth
  Fund..............    $    211,789   $    211,789
Large-Cap Growth
  Fund..............              --     71,082,433
Strategic Growth
  Fund..............              --    237,174,938

      The Funds may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

      For the period ended April 30, 2006, the Funds utilized losses deferred in prior years against current year capital gains as follows:

Large-Cap Growth Fund......................   $7,349,746
Strategic Growth Fund......................    6,932,099

      Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the April 30, 2006, the Funds deferred and recognized post-October losses as follows:

                             Capital Loss    Capital Loss
                               Deferred       Recognized
                             ------------    ------------
Dynamic Growth Fund            $124,685       $      --
Strategic Growth Fund.....           --         306,861

      The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedules of Investments), consist of undistributed ordinary income and undistributed long-term capital gains as follows:

                                                  Undistributed
                                Undistributed       Long-term
                               Ordinary Income    Capital Gains
                               ---------------    -------------
Dynamic Growth Fund.........     $      --           $   --
Fundamental Growth Fund.....       273,462               --
Large-Cap Growth Fund.......            --               --
Strategic Growth Fund.......            --               --

      The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

10. RECLASSIFICATION OF CAPITAL ACCOUNTS

      For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. For the year ended April 30, 2006, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:

                               Capital Paid
                               in on Shares    Accumulated     Undistributed
                               of Beneficial   Net Realized    Net Investment
                                 Interest      Gain (Loss)     Income (Loss)
                               -------------   ------------    --------------
Dynamic Growth Fund ........    $  (70,594)     $       --       $    70,594
Fundamental Growth Fund ....            --         (78,788)           78,788
Large-Cap Growth Fund ......      (445,775)             --           445,775
Strategic Growth Fund ......      (933,854)             --           933,854

--------------------------------------------------------------------------------

                       TAX INFORMATION NOTICE (UNAUDITED)

      For the fiscal year ended April 30, 2006, for federal income tax purposes, 43.4% of the ordinary income dividends earned by the Fundamental Growth Fund qualify for the dividends received deduction for corporate shareholders.

      For the fiscal year ended April 30, 2006, the Fundamental Growth Fund hereby designates 51.9%, or the maximum amount allowable, of its ordinary income dividends to qualify for the lower tax rates applicable to individual shareholders. The actual percentage for the calendar year will be designated in the year-end tax statements.

--------------------------------------------------------------------------------

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS [LOGO]

To the Board of Trustees of
Phoenix Strategic Equity Series Fund and Shareholders of
Phoenix Dynamic Growth Fund
Phoenix Fundamental Growth Fund
Phoenix Large-Cap Growth Fund and
Phoenix Strategic Growth Fund

      In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Dynamic Growth Fund, Phoenix Fundamental Growth Fund, Phoenix Large-Cap Growth Fund (formerly Phoenix-Seneca Growth Fund) and Phoenix Strategic Growth Fund (formerly Phoenix-Seneca Strategic Theme Fund) (constituting Phoenix Strategic Equity Series Fund, hereafter referred to as the "Funds") at April 30, 2006, the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
June 22, 2006

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX LARGE-CAP GROWTH FUND (THE "FUND")
APRIL 30, 2006 (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory and subadvisory agreements. At a meeting held on November 4, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PIC and Seneca Capital Management LLC (the "Subadvisor"). Pursuant to the Advisory Agreement, PIC provides advisory services to the Fund. Pursuant to the Subadvisory Agreement between PIC and the Subadvisor, the Subadvisor provides the day to day investment management for the Fund.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each Agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Fund and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by PIC comparing the performance of the Fund with a peer group and benchmark, reports provided by PIC showing that the investment policies and restrictions for the Fund were followed and reports provided by PIC covering matters such as the compliance of investment personnel and other access persons with PIC's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook.

      The Board noted that PIC was responsible for the general oversight of the investment programs of the Fund and the monitoring of the Fund's Subadvisor's investment performance and compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PIC requires quarterly compliance certifications from the Subadvisor and conducts compliance due diligence visits at the Subadvisor. The Board also considered the experience of PIC having acted as an investment adviser to mutual funds for over 70 years and its current experience in acting as an investment adviser to fund companies and as adviser to institutional clients. The Board also noted the extent of benefits that are provided Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to Fund shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Fund's Class A shares for the 1, 3, 5 and year-to-date periods ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Fund had outperformed its benchmark for the 5 year period and had underperformed its benchmark for the year-to-date and 1 and 3 year periods. Additionally, the Board noted that the Fund had been in the top 15% in October, 2005 for its category. The Board noted that the Fund had a new portfolio management team as of September, 2005, and that this team had changed the construction of the Fund. The Board concluded that the Fund's performance was reasonable.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis that addressed the overall profitability of PIC for its management of the Phoenix retail fund family, as well as its profits and that of its affiliates, for managing the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to PIC from the Fund was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Fund. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that total expenses of the Fund of 1.307% were lower than the Expense Group Average of 1.494%. The Board also noted that the contractual management fee for the Fund was 0.700% as compared to the median

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX LARGE-CAP GROWTH FUND (THE "FUND")
APRIL 30, 2006 (UNAUDITED) (CONTINUED)

fee of the peer group which was 0.750%. In addition, the Board noted that nonmanagement expenses of the Fund were equal (R) of the peer group. The Board concluded that the Fund's management fee and total expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management and that it was likely that PIC and the Fund would achieve certain economies of scale, specifically in relationship to fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Fund and its shareholders was reasonable. The Board's opinion was based, in part, upon the extensive experience of the Subadvisor and the portfolio managers. In this regard, the Board noted that the Subadvisor has been an investment adviser since 1989 and acts as subadviser to fund companies and as investment adviser to institutions and individuals. The Board noted that the Subadvisor provided portfolio management, compliance with the Fund's investment policies and procedures, compliance with applicable securities laws, and assurances thereof. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Fund's shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper. The Lipper report showed the investment performance of the Fund's Class A shares for the 1, 3, 5 and year-to-date periods ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Fund had outperformed its benchmark for the 5 year period and had underperformed its benchmark for the year-to-date and 1 and 3 year periods. Additionally, the Board noted that the Fund had been in the top 15% in October, 2005 for its category. The Board noted that the Fund had a new portfolio management team as of September, 2005, and that this team had changed the construction of the Fund. The Board concluded that it was reasonable to approve the Subadvisory Agreement on the basis of Management's representation.

      PROFITABILITY. The Board did not separately review profitability information for the Subadvisor, noting that the subadvisory fee is paid by PIC and not by the Fund so that Fund shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PIC and not by the Fund so that Fund shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Fund's shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX STRATEGIC GROWTH FUND (THE "FUND")
APRIL 30, 2006 (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory and subadvisory agreements. At a meeting held on November 4, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PIC and Seneca Capital Management LLC (the "Subadvisor"). Pursuant to the Advisory Agreement, PIC provides advisory services to the Fund. Pursuant to the Subadvisory Agreement between PIC and the Subadvisor, the Subadvisor provides day to day investment management for the Fund.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each Agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by PIC and its affiliates to the Fund and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by PIC comparing the performance of the Fund with a peer group and benchmark, reports provided by PIC showing that the investment policies and restrictions for the Fund were followed and reports provided by PIC covering matters such as the compliance of investment personnel and other access persons with PIC's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook.

      The Board noted that PIC was responsible for the general oversight of the investment programs of the Fund and the monitoring of the Fund's Subadvisor's investment performance and compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the detailed performance review process of the investment oversight committee. With respect to compliance monitoring, the Board noted that PIC requires quarterly compliance certifications from the Subadvisor and conducts compliance due diligence visits at the Subadvisor. The Board also considered the experience of PIC having acted as an investment adviser to mutual funds for over 70 years and its current experience in acting as an investment adviser to 14 fund companies totaling 48 mutual funds and as adviser to institutional clients. The Board also noted the extent of benefits that are provided Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to Fund shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper Financial Services ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Fund's Class A shares for the 1, 3, 5 and year-to-date periods ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Fund had underperformed its benchmark for the year-to-date and the 1, 3 and 5 year periods. The Board also noted that the Fund had a new portfolio management team. Management indicated to the Board that it would closely monitor the new team and that if the Fund's performance did not improve, Management might make a different recommendation regarding the Fund. The Board concluded that the Fund's performance was reasonable.

      PROFITABILITY. The Board also considered the level of profits realized by PIC and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis that addressed the overall profitability of PIC for its management of the Phoenix retail fund family, as well as its profits and that of its affiliates, for managing the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to PIC from the Fund was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Fund. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. The Board noted that total expenses of the Fund of 1.565% were higher than the Expense Group Average of 1.520%. The Board also noted that the contractual management fee for the Fund of 0.750% was equal to the median fee

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS FOR PHOENIX STRATEGIC GROWTH FUND (THE "FUND")
APRIL 30, 2006 (UNAUDITED) (CONTINUED)

of the peer group. In addition, the Board noted that nonmanagement expenses of the Fund were above the median of the peer group. Management indicated to the Board that once the Fund achieved economies of scale its expenses would be average for its peer group. The Board concluded that the Fund's management fee and total expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that the management fee included breakpoints based on the amount of assets under management and that it was likely that PIC and the Fund would achieve certain economies of scale, specifically in relationship to fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

SUBADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services that are provided by the Subadvisor to the Fund and its shareholders was reasonable. The Board's opinion was based, in part, upon the extensive experience of the Subadvisor and the portfolio managers. In this regard, the Board noted that the Subadvisor has been an investment adviser since 1989 and acts as subadviser to fund companies and as investment adviser to institutions and individuals. The Board noted that the Subadvisor provided portfolio management, compliance with the Fund's investment policies and procedures, compliance with applicable securities laws, and assurances thereof. Turning to compensation, the Board noted that a primary factor in the Subadvisor's determination of the amount of bonus compensation to portfolio managers was the relative investment performance of the funds that they managed which would align their interests with those of the Fund's shareholders. The Board also considered and was satisfied with the adequacy of the Subadvisor's compliance program.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper. The Lipper report showed the investment performance of the Fund's Class A shares for the 1, 3, 5 and year-to-date periods ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Fund had underperformed its benchmark for the year-to-date and the 1, 3 and 5 year periods. The Board also noted that the Fund had a new portfolio management team. Management indicated to the Board that it would closely monitor the new team and that if the Fund's performance did not improve, Management might make a different recommendation regarding the Fund. The Board concluded that it was reasonable to approve the Subadvisory Agreement on the basis of Management's representation.

      PROFITABILITY. The Board did not separately review profitability information for the Subadvisor, noting that the subadvisory fee is paid by PIC and not by the Fund so that Fund shareholders would not be directly impacted.

      SUBADVISORY FEE. The Board did not receive comparative fee information of subadvisory fees but noted that the subadvisory fee is paid by PIC and not by the Fund so that Fund shareholders would not be directly impacted.

      ECONOMIES OF SCALE. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Fund's shareholders but noted that any economies would most likely be generated at the fund level and not necessarily at the subadvisor level.

FUND MANAGEMENT TABLES (UNAUDITED)

      Information pertaining to the Trustees and officers of the Trust as of April 30, 2006, is set forth below. The statement of additional information
(SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

      The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust.

                                                        INDEPENDENT TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF
                                            PORTFOLIOS IN
                                            FUND COMPLEX                             PRINCIPAL OCCUPATION(S)
    NAME, ADDRESS AND        LENGTH OF       OVERSEEN BY                             DURING PAST 5 YEARS AND
      DATE OF BIRTH         TIME SERVED        TRUSTEE                         OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
E. Virgil Conway            Served since         53          Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC   1983.                            (2001-present); Trustee/Director, Phoenix Funds Complex
101 Park Avenue                                              (1983-present); Trustee/Director, Realty Foundation of New York
New York, NY 10178                                           (1972-present); Josiah Macy, Jr. Foundation (Honorary)
DOB: 8/2/29                                                  (2004-present); Pace University (Director/Trustee Emeritus)
                                                             (2003- present), Greater New York Councils, Boy Scouts of
                                                             America (1985-present); The Academy of Political Science (Vice
                                                             Chairman) (1985-present), Urstadt Biddle Property Corp.
                                                             (1989-present), Colgate University (Trustee Emeritus)
                                                             (2004-present), Director/Trustee, The Harlem Youth Development
                                                             Foundation (Chairman) (1998-2002); Metropolitan Transportation
                                                             Authority (Chairman) (1992-2001), Trism, Inc. (1994-2001);
                                                             Consolidated Edison Company of New York, Inc. (1970-2002),
                                                             Atlantic Mutual Insurance Company (1974-2002), Centennial
                                                             Insurance Company (1974-2002), Union Pacific Corp. (1978-2002),
                                                             BlackRock Freddie Mac Mortgage Securities Fund (Advisory
                                                             Director) (1990- 2000), Accuhealth (1994-2002), Pace University
                                                             (1978-2003), New York Housing Partnership Development Corp.
                                                             (Chairman) (1981-2003), Josiah Macy, Jr. Foundation (1975-2004).
------------------------------------------------------------------------------------------------------------------------------------
Harry Dalzell-Payne         Served since         53          Retired. Trustee/Director, Phoenix Funds Complex (1983-present).
The Flat, Elmore Court      1983.
Elmore, GLOS, GL2 3NT
U.K.
DOB: 9/8/29
------------------------------------------------------------------------------------------------------------------------------------
Francis E. Jeffries         Served since         54          Director, The Empire District Electric Company (1984-2004);
8477 Bay Colony Dr. #902    1995.                            Trustee/Director, Phoenix Funds Complex (1987-present).
Naples, FL 34108
DOB: 9/23/30
------------------------------------------------------------------------------------------------------------------------------------
Leroy Keith, Jr.            Served since         51          Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.   1993.                            (2001-present); Director/Trustee; Evergreen Funds (six portfolios).
736 Market Street, Ste.                                      Trustee, Phoenix Funds Family (1980-present); Director, Diversapak
1430                                                         (2002-present); Obaji Medical Products Company (2002-present);
Chattanooga, TN 37402                                        Director, Lincoln Educational Services (2002-2004); Chairman,
DOB: 2/14/39                                                 Carson Products Company (cosmetics) (1998-2000).
------------------------------------------------------------------------------------------------------------------------------------

                                                        INDEPENDENT TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF
                                            PORTFOLIOS IN
                                            FUND COMPLEX                             PRINCIPAL OCCUPATION(S)
      NAME, ADDRESS          LENGTH OF       OVERSEEN BY                             DURING PAST 5 YEARS AND
    AND DATE OF BIRTH       TIME SERVED        TRUSTEE                         OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Geraldine M. McNamara       Served since         53          Managing Director, U.S. Trust Company of New York (private bank)
U.S. Trust Company of New   2001.                            (1982-present). Trustee/Director, Phoenix Funds Complex
York                                                         (2001-present).
11 West 54th Street
New York, NY 10019
DOB: 4/17/51
------------------------------------------------------------------------------------------------------------------------------------
Everett L. Morris(1)        Served since         53          Retired. Trustee/Director, Phoenix Funds Complex (1991-present).
164 Laird Road              1995.                            Director, W.H. Reaves Utility Income Fund (2004-present). Vice
Colts Neck, NJ 07722                                         President, W.H. Reaves and Company (investment management)
DOB: 5/26/28                                                 (1993-2003).
------------------------------------------------------------------------------------------------------------------------------------
James M. Oates(2)           Served since         51          Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital
c/o Northeast Partners      1993.                            Markets, Inc.) (financial services) (1997-present);
150 Federal Street,                                          Trustee/Director, Phoenix Funds Family (1987-present); Managing
Suite 1000                                                   Director, Wydown Group (consulting firm) (1994-present);
Boston, MA 02110                                             Director, Investors Financial Service Corporation
DOB: 5/31/46                                                 (1995-present); Investors Bank & Trust Corporation
                                                             (1995-present), Stifel Financial (1996-present), Connecticut
                                                             River Bancorp (1998-present), Connecticut River Bank
                                                             (1999-present), Trust Company of New Hampshire (2002-present),
                                                             Chairman, Emerson Investment Management, Inc. (2000-present);
                                                             Independent Chairman, John Hancock Trust (since 2005); Trustee,
                                                             John Hancock Funds II and John Hancock Funds III (since 2005);
                                                             Trustee, John Hancock Trust (2004-2005); Director/Trustee, AIB
                                                             Govett Funds (six portfolios) (1991-2000); Command Systems, Inc.
                                                             (1998-2000); Phoenix Investment Partners, Ltd. (1995-2001);
                                                             1Mind, Inc. (formerly 1Mind.com) (2000-2002); Plymouth Rubber
                                                             Co. (1995- 2003), Director and Treasurer, Endowment for Health,
                                                             Inc. (2000-2004).
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Segerson         Served since         51          Managing Director, Northway Management Company (1998-present).
Northway Management         1983.                            Trustee/Director, Phoenix Funds Family (1983-present).
Company
164 Mason Street
Greenwich, CT 06830
DOB: 2/16/46
------------------------------------------------------------------------------------------------------------------------------------

(1) Pursuant to the Trust's retirement policy, Mr. Morris will retire from the Board of Trustees immediately following its May 2006 meeting.

(2) Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company also an affiliate, owns approximately 8% of Hudson's common stock.

                               INTERESTED TRUSTEES

      Each of the individuals listed below is an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

------------------------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF
                                            PORTFOLIOS IN
                                            FUND COMPLEX                             PRINCIPAL OCCUPATION(S)
      NAME, ADDRESS          LENGTH OF       OVERSEEN BY                             DURING PAST 5 YEARS AND
    AND DATE OF BIRTH       TIME SERVED        TRUSTEE                         OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Marilyn E. LaMarche(3)      Served since         51          Limited Managing Director, Lazard Freres & Co. LLC (1997-present).
Lazard Freres & Co. LLC     2002.                            Trustee/ Director, Phoenix Funds Family (2002-present). Director,
30 Rockefeller Plaza,                                        The Phoenix Companies, Inc. (2001-2005) and Phoenix Life Insurance
59th Floor                                                   Company (1989-2005).
New York, NY 10020
DOB: 5/11/34
------------------------------------------------------------------------------------------------------------------------------------
Philip R. McLoughlin(4)     Served since         79          Director, PXRE Corporation (Reinsurance) (1985-present); World
200 Bridge Street           1993.                            Trust Fund (1991-present), Director/Trustee, Phoenix Funds
Chatham, MA 02633                                            Complex (1989-present); Management Consultant (2002-2004),
DOB: 10/23/46               Chairman                         Chairman (1997-2002) , Chief Executive Officer (1995-2002) and
                                                             Director (1995-2002), Phoenix Investment Partners, Ltd.;
                                                             Director and Executive Vice President, The Phoenix Companies,
                                                             Inc. (2000-2002); Director (1994-2002) and Executive Vice
                                                             President, Investments (1987-2002), Phoenix Life Insurance
                                                             Company; Director (1983-2002) and Chairman (1995-2002), Phoenix
                                                             Investment Counsel, Inc.; Director (1982-2002), Chairman
                                                             (2000-2002) and President (1990-2000), Phoenix Equity Planning
                                                             Corporation; Chairman and President, Phoenix/Zweig Advisers LLC
                                                             (2001-2002); Director (2001-2002) and President (April
                                                             2002-September 2002), Phoenix Investment Management Company;
                                                             Director and Executive Vice President, Phoenix Life and Annuity
                                                             Company (1996-2002); Director (1995-2000), Executive Vice
                                                             President (1994-2002), and Chief Investment Counsel (1994-2002)
                                                             PHL Variable Insurance Company; Director, Phoenix National Trus
                                                             Holding Company (2001-2002); Director (1985-2002), Vice
                                                             President (1986-2002) and Executive Vice President (April
                                                             2002-September 2002), PM Holdings, Inc.; Director, WS Griffith
                                                             Associates, Inc. (1995-2002); Director, WS Griffith Securities,
                                                             Inc. (1992-2002).
------------------------------------------------------------------------------------------------------------------------------------

(3) Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

(4) Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.

                                            OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
                        POSITION(S) HELD WITH
NAME, ADDRESS AND        TRUST AND LENGTH OF                                   PRINCIPAL OCCUPATION(S)
  DATE OF BIRTH              TIME SERVED                                         DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Daniel T. Geraci      President since 2004.                  Executive Vice President, Asset Management, The Phoenix
DOB: 6/12/57                                                 Companies, Inc. (2003-present); Director, Chairman, President and
                                                             Chief Executive Officer, Phoenix Investment Partners, Ltd.
                                                             (2003-present); President, Phoenix Equity Planning Corporation
                                                             (2005-present); President, DPCM Holding, Inc. (2005- present);
                                                             President, Capital West Asset Management, LLC (2005-present);
                                                             Director and President, Phoenix Investment Counsel, Inc.
                                                             (2003-present); Director, Pasadena Capital Corporation
                                                             (2003-present); President, Euclid Advisers, LLC (2003-present);
                                                             Director and Chairman, PXP Institutional Markets Group, Ltd.
                                                             (2003-present); Director and President, Rutherford Financial
                                                             Corporation (2003-present); Director, DPCM Holding, Inc. (2003-
                                                             present); President, Phoenix Zweig Advisers, LLC (2003-present);
                                                             Director and Chairman, Phoenix Equity Planning Corporation
                                                             (2003-present); Director and Chairman, Duff & Phelps Investment
                                                             Management Company (2003-present); Director, Capital West Asset
                                                             Management, LLC (2003-present); Chief Executive Officer and
                                                             President, The Zweig Fund, Inc. and The Zweig Total Return Fund,
                                                             Inc. (2004-present); President, the Phoenix Funds Family
                                                             (2004-present); Chief Sales and Marketing Officer, Phoenix Equity
                                                             Planning Corporation (2003-2005); President and Chief Executive
                                                             Officer of North American investment operations, Pioneer
                                                             Investment Management USA, Inc. (2001-2003); President of Private
                                                             Wealth Management Group & Fidelity Brokerage Company, Fidelity
                                                             Investments (1996-2001).
------------------------------------------------------------------------------------------------------------------------------------
George R. Aylward     Executive Vice President               Senior Vice President and Chief Operating Officer, Asset
DOB: 8/17/64          since 2004.                            Management, The Phoenix Companies, Inc. (2004-present). Executive
                                                             Vice President and Chief Operating Officer, Phoenix Investment
                                                             Partners, Ltd. (2004-present). Vice President, Phoenix Life
                                                             Insurance Company (2002-2004). Vice President, The Phoenix
                                                             Companies, Inc. (2001-2004). Vice President, Finance, Phoenix
                                                             Investment Partners, Ltd. (2001-2002). Assistant Controller,
                                                             Phoenix Investment Partners, Ltd. (1996-2001). Executive Vice
                                                             President, certain funds within the Phoenix Funds Family
                                                             (2004-present).
------------------------------------------------------------------------------------------------------------------------------------
Francis G. Waltman    Senior Vice President                  Senior Vice President, Asset Management Product Development, The
DOB: 7/27/62          since 2004.                            Phoenix Companies, Inc. (since 2006), Senior Vice President, Asset
                                                             Management Product Development, Phoenix Investment Partners, Ltd.
                                                             (2005-present), Senior Vice President and Chief Administrative
                                                             Officer, Phoenix Investment Partners, Ltd., (2003-2004). Senior
                                                             Vice President and Chief Administrative Officer, Phoenix Equity
                                                             Planning Corporation (1999-2003), Senior Vice President, certain funds within the Phoenix Fund Family (2004-present).
------------------------------------------------------------------------------------------------------------------------------------
Marc Baltuch          Vice President and Chief               Chief Compliance Officer, Zweig-DiMenna Associates LLC
900 Third Avenue      Compliance Officer since               (1989-present); Vice President and Chief Compliance Officer,
New York, NY 10022    2004.                                  certain Funds within the Phoenix Fund Complex (2004-present);
DOB: 9/23/45                                                 Vice President, The Zweig Total Return Fund, Inc. (2004-present);
                                                             Vice President, The Zweig Fund, Inc. (2004-present); President and
                                                             Director of Watermark Securities, Inc. (1991-present); Assistant
                                                             Secretary of Gotham Advisors Inc. (1990-present); Secretary,
                                                             Phoenix-Zweig Trust (1989- 2003); Secretary, Phoenix-Euclid Market
                                                             Neutral Fund (1999-2002).
------------------------------------------------------------------------------------------------------------------------------------

                                             OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
                        POSITION(S) HELD WITH
NAME, ADDRESS AND        TRUST AND LENGTH OF                                   PRINCIPAL OCCUPATION(S)
  DATE OF BIRTH              TIME SERVED                                         DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Nancy G. Curtiss      Chief Financial Officer                Assistant Treasurer (2001-present), Vice President, Fund
DOB: 11/24/52         and Treasurer since 1996.              Accounting (1994- 2000), Treasurer (1996-2000), Phoenix Equity
                                                             Planning Corporation. Vice President (2003-present), Phoenix
                                                             Investment Partners, Ltd. Chief Financial Officer and Treasurer,
                                                             or Assistant Treasurer, certain funds within the Phoenix Fund
                                                             Complex (1994-present).
------------------------------------------------------------------------------------------------------------------------------------
Kevin J. Carr         Vice President, Chief                  Vice President and Counsel, Phoenix Life Insurance Company (May
One American Row      Legal Officer, Counsel                 2005- present). Vice President, Counsel, Chief Legal Officer and
Hartford, CT 06102    and Secretary since 2005.              Secretary of certain funds within the Phoenix Fund Complex (May
DOB: 8/30/54                                                 2005-present). Compliance Officer of Investments and Counsel,
                                                             Travelers Life & Annuity Company (January 2005-May 2005).
                                                             Assistant General Counsel, The Hartford Financial Services Group
                                                             (1999-2005).
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX STRATEGIC EQUITY SERIES FUND

101 Munson Street
Greenfield, MA 01301-9668

TRUSTEES

E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Marilyn E. LaMarche
Philip R. McLoughlin, Chairman
Geraldine M. McNamara
Everett L. Morris
James M. Oates
Richard E. Segerson

OFFICERS

Daniel T. Geraci, President
George R. Aylward, Executive Vice President
Francis G. Waltman, Senior Vice President
Marc Baltuch, Vice President and Chief
   Compliance Officer
Nancy G. Curtiss, Chief Financial Officer
   and Treasurer
Kevin J. Carr, Vice President, Chief Legal Officer,
   Counsel and Secretary

INVESTMENT ADVISER

Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, CT 06115-0480

PRINCIPAL UNDERWRITER

Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06103-2899

TRANSFER AGENT

Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06103-2899

CUSTODIAN

State Street Bank and Trust Company
P.O. Box 5501
Boston, MA 02206-5501

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110-1707

HOW TO CONTACT US

Mutual Fund Services                  1-800-243-1574
Advisor Consulting Group              1-800-243-4361
Telephone Orders                      1-800-367-5877
Text Telephone                        1-800-243-1926
Web site                            PHOENIXFUNDS.COM

--------------------------------------------------------------------------------
IMPORTANT NOTICE TO SHAREHOLDERS

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.
--------------------------------------------------------------------------------


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

                                                        ---------------
                                                           PRESORTED
                                                           STANDARD
                                                         U.S. POSTAGE
                                                             PAID
[LOGO] PHOENIXFUNDS (SM)                                Louisville, KY
                                                        Permit No. 1051
                                                        ---------------

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480

For more information about Phoenix mutual funds, please call your financial representative, contact us at 1-800-243-1574 or visit PHOENIXFUNDS.COM.

NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

PXP744                                                                      6-06
BPD26357

 Phoenix Strategic Growth Fund/Phoenix Large-Cap Growth Fund
 Pro Forma Combining Schedule of Investments
 April 30, 2006 (Unaudited)

                  Shares or
                  Par Value                                                                         Market Value
------------------------------------------------------------------------------------------------------------------------------------
   Phoenix         Phoenix       Pro Forma                                             Phoenix         Phoenix        Pro Forma
  Strategic       Large-Cap      Combining                                            Strategic       Large-Cap       Combining
 Growth Fund     Growth Fund     Portfolios     DESCRIPTION                          Growth Fund     Growth Fund      Portfolios
----------------------------------------------- ------------------------------------ -----------------------------------------------

                                                DOMESTIC COMMON STOCKS - 97.4%
                    57,120         57,120       Abbott Laboratories                                   2,441,309        2,441,309
    68,890          49,840        118,730       Adobe Systems, Inc.(b)                 2,700,488      1,953,728        4,654,216
                    45,450         45,450       American Express Co.                                  2,445,664        2,445,664
    79,310          60,400        139,710       American Tower Corp. Class A(b)        2,707,643      2,062,056        4,769,699
    49,200          32,490         81,690       Amgen, Inc.(b)                         3,330,840      2,199,573        5,530,413
                    46,080         46,080       Anheuser-Busch Cos., Inc.                             2,054,246        2,054,246
    43,570          25,120         68,690       Apple Computer, Inc.(b)                3,066,892      1,768,197        4,835,089
                   107,680        107,680       Applied Materials, Inc.                               1,932,856        1,932,856
    44,490          29,490         73,980       Beckman Coulter, Inc.                  2,285,006      1,514,606        3,799,612
    55,410          34,280         89,690       Best Buy Co., Inc.                     3,139,531      1,942,305        5,081,836
    42,230          38,780         81,010       Cardinal Health, Inc.                  2,844,191      2,611,833        5,456,024
                   117,160        117,160       Cisco Systems, Inc.(b)                                2,454,502        2,454,502
    77,320          38,410        115,730       Citigroup, Inc.                        3,862,134      1,918,579        5,780,713
    64,480          42,280        106,760       Colgate-Palmolive Co.                  3,812,058      2,499,594        6,311,652
                    82,640         82,640       ConAgra Foods, Inc.                                   1,874,275        1,874,275
   144,600          68,270        212,870       Corning, Inc.(b)                       3,995,298      1,886,300        5,881,598
                    86,400         86,400       CVS Corp.                                             2,567,808        2,567,808
    49,110          42,700         91,810       eBay, Inc.(b)                          1,689,875      1,469,307        3,159,182
    56,500          42,300         98,800       Electronic Arts, Inc.(b)               3,209,200      2,402,640        5,611,840
   183,380         133,860        317,240       EMC Corp.(b)                           2,477,464      1,808,449        4,285,913
                    18,020         18,020       FedEx Corp.                                           2,074,643        2,074,643
                    52,790         52,790       First Data Corp.                                      2,517,555        2,517,555
    36,500          22,850         59,350       Genentech, Inc.(b)                     2,909,415      1,821,373        4,730,788
   143,300         134,240        277,540       General Electric Co.                   4,956,747      4,643,362        9,600,109
    10,970           5,160         16,130       Google, Inc. Class A(b)                4,584,802      2,156,570        6,741,372
    48,800                         48,800       Grant Prideco, Inc.(b)                 2,498,560                       2,498,560
                    44,580         44,580       Hershey Foods Co.                                     2,377,897        2,377,897
     4,470           2,518          6,988       Hugoton Royalty Trust                    123,596         69,623          193,219
                    18,260         18,260       Illinois Tool Works, Inc.                             1,875,302        1,875,302
    90,560          86,780        177,340       Intel Corp.                            1,809,389      1,733,864        3,543,253
    57,910          43,020        100,930       Jabil Circuit, Inc.(b)                 2,257,911      1,677,350        3,935,261
    45,000                         45,000       Jefferies Group, Inc.                  2,990,250                       2,990,250
                    32,160         32,160       Johnson & Johnson                                     1,884,898        1,884,898
                    36,450         36,450       Kohl's Corp.(b)                                       2,035,368        2,035,368
    57,170          36,060         93,230       Lowe's Cos., Inc.                      3,604,569      2,273,583        5,878,152
    67,000          40,950        107,950       Medtronic, Inc.                        3,358,040      2,052,414        5,410,454
                   131,580        131,580       Microsoft Corp.                                       3,177,657        3,177,657
                    19,030         19,030       Monsanto Co.                                          1,587,102        1,587,102
    51,700                         51,700       Monster Worldwide, Inc.(b)             2,967,580                       2,967,580
    79,250          59,600        138,850       Network Appliance, Inc.(b)             2,937,797      2,209,372        5,147,169
                    75,406         75,406       Newell Rubbermaid, Inc.                               2,067,632        2,067,632
    40,980          36,340         77,320       NII Holdings, Inc.(b)                  2,454,702      2,176,766        4,631,468
    50,200                         50,200       Oshkosh Truck Corp.                    3,072,240                       3,072,240
    52,620          41,680         94,300       Penney (J.C.) Co., Inc.                3,444,505      2,728,373        6,172,878
    72,200          44,060        116,260       QUALCOMM, Inc.                         3,706,748      2,262,040        5,968,788
                    28,260         28,260       Schlumberger Ltd.                                     1,953,896        1,953,896
                    47,220         47,220       St. Jude Medical, Inc.(b)                             1,864,246        1,864,246
                    66,680         66,680       Synovus Financial Corp.                               1,867,040        1,867,040
   100,000          79,110        179,110       Texas Instruments, Inc.                3,471,000      2,745,908        6,216,908
    99,500                         99,500       TJX Cos., Inc. (The)                   2,400,935                       2,400,935
    67,000          43,760        110,760       United Technologies Corp.              4,208,270      2,748,566        6,956,836
    29,100           9,000         38,100       Vulcan Materials Co.                   2,472,336        764,640        3,236,976
                    23,680         23,680       Weyerhaeuser Co.                                      1,668,730        1,668,730
    74,890          51,590        126,480       Wyeth                                  3,644,896      2,510,885        6,155,781
   110,530          82,020        192,550       Xilinx, Inc.                           3,058,365      2,269,494        5,327,859
    75,000          42,250        117,250       XTO Energy, Inc.                       3,176,250      1,789,287        4,965,537
    88,130          53,460        141,590       Yahoo!, Inc.(b)                        2,888,901      1,752,419        4,641,320
                    39,460         39,460       Yum! Brands, Inc.                                     2,039,293        2,039,293
                                                                                     -----------    -----------      -----------
                                                TOTAL DOMESTIC COMMON STOCk          112,118,424    111,184,975      223,303,399

 Phoenix Strategic Growth Fund/Phoenix Large-Cap Growth Fund
 Pro Forma Combining Schedule of Investments
 April 30, 2006 (Unaudited)

               Shares or Par Value                                                                  Market Value
------------------------------------------------------------------------------------------------------------------------------------
   Phoenix         Phoenix       Pro Forma                                             Phoenix          Phoenix        Pro Forma
  Strategic       Large-Cap      Combining                                            Strategic        Large-Cap       Combining
 Growth Fund     Growth Fund     Portfolios     DESCRIPTION                          Growth Fund      Growth Fund      Portfolios
----------------------------------------------- ------------------------------------ -----------------------------------------------

                                                FOREIGN  COMMON STOCKS(c) - 1.6%
    28,310                         28,310       Alcan, Inc. (United States)                           2,022,985        2,022,985
                    38,710         38,710       Marvell Technology Group Ltd.
                                                  (Japan)(b)                           1,616,218                       1,616,218
                                                                                     -----------    -----------      -----------
                                                TOTAL FOREIGN COMMON STOCKS            1,616,218      2,022,985        3,639,203
                                                                                     -----------    -----------      -----------
                                                TOTAL LONG TERM INVESTMENTS - 99.0%  113,734,642    113,207,960      226,942,602

                                                COMMERCIAL PAPER(d)--1.5%
 2,625,000         945,000      3,570,000       CAFCO LLC 4.81%, 5/1/06                2,625,000         945,000        3,570,000
                                                                                     -----------     -----------      -----------
                                                TOTAL SHORT-TERM INVESTMENTS           2,625,000         945,000        3,570,000

                                                TOTAL INVESTMENTS- 100.5%            116,359,642 (a) 114,152,960 (a)  230,512,602
                                                                                    ------------     -----------      -----------

                                                (Identified cost $103,703,533,
                                                $103,692,659 and $207,396,192)
                                                Other assets and liabilities,
                                                net--(0.5)%                             (291,308)       (961,131)      (1,252,439)
                                                NET ASSETS--100.0%                   116,068,334     113,191,829      229,260,163
                                                                                     ===========     ===========      ===========


                                                (a)  Federal Income Tax Information:
                                                     Net unrealized appreciation of
                                                     investment securities is
                                                     comprised of gross appreciation
                                                     of $28,246,017  and gross
                                                     depreciation of $5,129,607 for
                                                     federal income tax purposes. At
                                                     April 30, 2006, the aggregate
                                                     cost of securities for federal
                                                     income tax purposes was
                                                     $207,396,192.
                                                (b)  Non-income producing.
                                                (c)  A common stock is considered to
                                                     be foreign if the security is
                                                     issued in a foreign country.
                                                     The country of risk, noted
                                                     parethetically,  is determined
                                                     based on criteria described in
                                                     Note 2G "Foreign security country
                                                     determination" in the Notes to
                                                     Financial Statements.
                                                (d)  The rate shown is the discount
                                                     rate.

Phoenix Strategic Growth Fund/Phoenix Large-Cap Growth Fund
Pro Forma Combining Statement of Assets and Liabilities
April 30, 2006 (Unaudited)

                                               =================    =================    =================    =================
                                                                         Phoenix
                                                    Phoenix             Large-Cap                                 Pro Forma
                                                Strategic Growth       Growth Fund          Adjustments           Combining
                                                 Fund (Audited)         (Audited)                                 Portfolios
                                               =================    =================    =================    =================

ASSETS
Investment securities at value, including
(Identified cost $103,703,533 and
$103,692,659 respectively)                      $    116,359,642     $    114,152,960                          $     230,512,602

Cash                                                       2,527                3,142                                      5,669
Receivables
  Dividends                                               79,648               92,644                                    172,292
  Fund shares sold                                         5,333                2,615                                      7,948
Trustee retainer                                           4,581                4,616                                      9,197
Prepaid expenses                                          15,184               20,688                                     35,872

                                               -----------------    -----------------    -----------------    ------------------
    Total assets                                     116,466,915          114,276,665                   -            230,743,580
                                               -----------------    -----------------    -----------------    ------------------

LIABILITIES
Payables
  Investment securities purchased                                             766,107                                    766,107
  Fund shares repurchased                                150,182              122,154                                    272,336
  Investment advisory fee                                 71,734               65,207                                    136,941
  Transfer agent fee                                      92,278               50,479                                    142,757
  Professional fee                                        32,949                                                          32,949
  Distribution and service fees                           29,743               28,188                                     57,931
  Financial agent fee                                      8,726                8,609                                     17,335
Accrued expenses                                          12,969               44,092                                     57,061

                                               -----------------    -----------------    -----------------    ------------------
    Total liabilities                                    398,581            1,084,836                   -              1,483,417
                                               -----------------    -----------------    -----------------    ------------------

NET ASSETS                                     $     116,068,334     $    113,191,829                   -            229,260,163
                                              ==================    =================    =================    ==================


Net Assets Consist of:
Capital paid in on shares of beneficial
  interest                                      $    340,587,163     $    173,813,961                          $     514,401,124
Undistributed net investment income (loss)                   -                    -                            $             -
Accumulated net realized gain (loss)                (237,174,938)         (71,082,433)                         $    (308,257,371)
Net unrealized appreciation                           12,656,109           10,460,301                  -              23,116,410

                                               -----------------    -----------------    -----------------    ------------------
Net Assets                                      $    116,068,334     $    113,191,829     $            -       $     229,260,163
                                               -----------------    -----------------    -----------------    ------------------

CLASS A
Shares of beneficial interest outstanding,
no par value, unlimited authorization                 10,906,291            7,291,448            1,720,218 (a) $      19,917,957
Net assets                                      $    106,692,759           88,134,093                          $     194,826,852

Net asset value per share                       $           9.78                12.09                                       9.78
Offering price per share NAV/(1- 5.75%)         $          10.38                12.83                                      10.38

CLASS B
Shares of beneficial interest outstanding,
no par value, unlimited authorization                    890,023              650,109              171,856 (a) $       1,711,988
Net assets                                      $      7,885,438            7,282,454                          $      15,167,892

Net asset value and offering price per share    $           8.86                11.20                                       8.86

CLASS C
Shares of beneficial interest outstanding                167,997              426,230              110,739 (a) $         704,966
Net assets                                      $      1,490,137            4,762,925                          $       6,253,062

Net asset value and offering price per share    $           8.87                11.17                                       8.87

CLASS X
Shares of beneficial interest outstanding                   0.00            1,030,588              299,919 (a) $       1,330,507
Net assets                                      $           0.00           13,012,357                          $      13,012,357

Net asset value and offering price per share    $              0                12.63                                       9.78

(a) Adjustment reflects additional shares issued in conversion.


    See Notes to Pro Forma Financial Statements.

Phoenix Strategic Growth Fund/Phoenix Large-Cap Growth Fund
Pro Forma Combining Statement of Operations
 For the year ended April 30, 2006 (Unaudited)





                                               -----------------    -----------------    -----------------    -----------------
                                                                         Phoenix
                                                    Phoenix             Large-Cap                                  Pro Forma
                                                Strategic Growth       Growth Fund          Adjustments            Combining
                                                 Fund (Audited)         (Audited)                                  Portfolios
                                               -----------------    -----------------    -----------------     -----------------



INVESTMENT INCOME
Dividends                                       $      1,205,302     $      1,371,521     $                     $      2,576,823
Interest                                                  33,214               41,916                                     75,130
Security lending                                               -                    -                                          -
Foreign taxes withheld                                         -                    -                                          -

                                               -----------------    -----------------    -----------------     -----------------
      Total investment income                          1,238,516            1,413,437                                  2,651,953
                                               -----------------    -----------------    -----------------     -----------------

EXPENSES
Investment advisory fee                                  966,805              903,249              (64,454)            1,805,600
Service fees - Class A                                   293,662              239,638                    -               533,300
Distribution and service fees - Class B                   95,224               86,268                    -               181,492
Distribution and service fees - Class C                   19,203               57,025                    -                76,228
Financial agent fee                                      106,092              106,116              (29,590)              182,618
Transfer agent                                           495,953              276,326              (31,781)              740,498
Professional                                              33,132               33,133              (31,002)               35,263
Printing                                                  47,650               27,807                  434                75,891
Registration                                              39,879               48,359              (39,879)               48,359
Trustees                                                  29,899               29,864              (23,748)               36,015
Custodian                                                 14,799               20,538              (13,217)               22,120
Miscellaneous                                             30,084               30,889              (21,108)               39,865
                                               -----------------    -----------------    -----------------     -----------------


      Total expenses                                   2,172,382            1,859,212             (254,345)(a)         3,777,249
      Less expenses reimbursed
        by investment advisor                                -                    -                    -                     -
      Custodian fees paid indirectly                         (12)                 -                     12                   -
                                               -----------------    -----------------    -----------------     -----------------


      Net expenses                                     2,172,370            1,859,212             (254,333)            3,777,249
                                               -----------------    -----------------    -----------------     -----------------


NET INVESTMENT INCOME (LOSS)                            (933,854)            (445,775)             254,333            (1,125,296)



NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS

Net realized gain (loss) on securities                 7,238,960            7,349,746                    -            14,588,706

Net realized gain (loss) on foreign currency                   -                    -                    -                     -

 Net realized gain (loss) on swap agreements                   -                    -                    -                     -
Net change in unrealized appreciation
 (depreciation) on investments                        10,524,648            7,161,511                    -            17,686,159

Net change in unrealized appreciation
 (depreciation) on foreign currency
 transactions.                                                 -                    -                    -                     -
                                                                                                         -
Net gain (loss) on investments                        17,763,608           14,511,257                    -            32,274,865
                                               -----------------    -----------------    -----------------     -----------------


NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                       $     16,829,754     $     14,065,482     $        254,333      $     31,149,569
                                               =================    =================    =================     =================


(a)  Adjustments are true-ups to reflect combined fund expenses





                                   See Notes to Pro Forma Financial Statements.

PHOENIX STRATEGIC GROWTH FUND/PHOENIX LARGE -CAP GROWTH FUND
NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
APRIL 30, 2006

1.  BASIS OF COMBINATION

The acompanying unaudited Pro Forma Combining Schedule of Investments, Statement of Assets and Liabilities and Statement of Operations are presented to show the effect of the proposed merger of Phoenix Large-Cap Growth Fund ("Large-Cap Growth Fund") into the Phoenix Strategic Growth Fund ("Strategic Growth Fund"). Under the terms of the Plan of Reorganization the proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger provides for the transfer of all of the assets of Large-Cap Growth Fund ("Merging Fund") to Strategic Growth Fund ("Surviving Fund") and the subsequent liquidation of Phoenix Large-Cap Growth Fund. The accounting survivor in the proposed merger will be Strategic Growth Fund. This is because the Surviving Fund will invest in a style that is similar to the way in which Strategic Growth Fund is currently operated.

The pro forma combined statements should be read in conjunction with the historical financial statements of the Strategic Growth Fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

Strategic Growth Fund and Large-Cap Growth Fund are both, open-end, management investment companies registered under the Investment Company Act of 1940, as amended.

2. SHARES OF BENEFICIAL INTEREST

The Pro Forma net asset value per share assumes the issuance of additional shares of Strategic Growth Fund which would have been issued at April 30,2006 in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the net assets, as of April 30,2006, of Large-Cap Growth Fund class A of $88,134,093 and the net asset value of Strategic Growth Fund class A of $9.78; the net assets of Large-Cap Growth Fund class B of $7,282,454 and the net asset value of Strategic Growth Fund class B of $8.86; the net assets of Large-Cap Growth Fund class C of $4,762,925 the net asset value of Strategic Growth Fund class C of $8.87; and the net assets of Large-Cap Growth class X of $13,012,357 and the net asset value of Strategic Growth Fund class A of $9.78. The Pro Forma Statement of Assets & Liabilities reflects the total shares outstanding of the combined fund and the amount of shares to be issued to Large-Cap Growth Fund shareholders.

3. PRO FORMA OPERATIONS

Pro Forma operating expenses are based on actual expenses of Strategic Growth Fund and Large-Cap Growth Fund, with certain expenses adjusted to reflect the expected expenses of the combined entity. The investment advisory and financial agent fees have been calculated for the combined Fund based on the fee schedule in effect for Strategic Growth Fund at the combined level of average net assets for the period ended April 30, 2006.

4. FOREIGN SECURITY COUNTRY DETERMINATION

A combination of the following criteria is used to assign the countries of risk listed in the schedules of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

5. PORTFOLIO VALUATION

Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by pricing services which utilize information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees. Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

6. COMPLIANCE

As of April 30, 2006 all the securities held by the Merging Fund would comply with the compliance guidelines, investment restrictions and diversification requirements under the Investment Company Act of 1940, as amended. The Surviving Fund has elected to be taxed as a "regulated investment company" under the requirements of Subchapter M of the Internal Revenue Code ("IRC"). After the acquisition, the Surviving Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the IRC, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

7. FEDERAL INCOME TAX INFORMATION

The Funds have capital loss carryovers, which may be used to offset future capital gains, as follows:

Expiration Date          Acquiring Fund           Target Fund
                         Phoenix Strategic        Phoenix Large-Cap Growth Fund
                         Growth Fund

2010                     $165,875,533             $31,260,431
2011                     $71,299,405              $39,492,502
2013                                                 $329,500
Total                    $237,174,938             $71,082,433

The Fund may not realize the benefit of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryover.

                      PHOENIX STRATEGIC EQUITY SERIES FUND

                                     PART C

                                OTHER INFORMATION

Item 15.       Indemnification.

         The Agreement and Declaration of Trust of Phoenix Strategic Equity Series Fund (the "Trust") dated as of June 23, 2000, and the By-Laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Investment Advisory Agreement, Underwriting Agreement, Master Custodian Contract, and Transfer Agency and Service Agreement, each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.       Exhibits:

1. Agreement and Declaration of Trust of the Registrant, dated June 23, 2000, filed via EDGAR with Post-Effective Amendment No. 41 (File No. 033-6931) on August 28, 2000, and incorporated herein by reference.

2. By-Laws of the Registrant, filed via EDGAR with Post-Effective Amendment No. 41 (File No. 033-6931) on August 28, 2000, and incorporated herein by reference.

3.       Not applicable.

4. Form of Agreement and Plan of Reorganization. Exhibit A to the Prospectus/Information Statement contained in Part A of this Registration Statement.

5.       None other than as set forth in Exhibits 1 and 2.

6(a). Amended and Restated Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. ("PIC") dated November 20, 2002, filed via EDGAR with Post-Effective Amendment No. 45 (File No. 033-6931) on August 26, 2003, and incorporated herein by reference.

6(b). First Amendment to the Amended and Restated Investment Advisory Agreement between Registrant and PIC dated July 29, 2005, on behalf of the Dynamic Growth Fund and Fundamental Growth Fund, filed via EDGAR with Post-Effective Amendment No. 51 (File No. 033-6931) on July 28, 2006, and incorporated herein by reference.

6(c). Subadvisory Agreement between PIC and Seneca Capital Management LLC ("Seneca") dated August 6, 1999, on behalf of Strategic Theme Fund, filed via EDGAR as Exhibit d.7 with Post-Effective Amendment No. 39 (File No. 033-6931) on May 11, 2000, and incorporated herein by reference.

6(d). Amendment to Subadvisory Agreement between PIC and Seneca dated November 20, 2002 on behalf of the Strategic Growth Fund, filed via EDGAR with Post-Effective Amendment No. 45 (File No. 033-6931) on August 26, 2003, and incorporated herein by reference.

7(a). Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation ("PEPCO") dated November 19, 1997, filed via EDGAR as
         Exhibit 6.1 with Post-Effective Amendment No. 28 (File No. 033-6931) on February 13, 1998, and incorporated herein by reference.

7(b). Form of Sales Agreement between PEPCO and dealers effective June 2006, filed via EDGAR with Post-Effective Amendment No. 51 (File No. 033-6931) on July 28, 2006, and incorporated herein by reference.

8. Form of Deferred Compensation Plan applicable to the Board of Trustees, filed via EDGAR with Post- Effective Amendment No. 49 (File No. 033-6931) on July 22, 2005, and incorporated herein by reference.

9(a). Master Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, filed via EDGAR as Exhibit 8 with Post-Effective Amendment No. 27 (File No. 033-6931) on October 27, 1997, and incorporated herein by reference.

9(b). Amendment dated February 10, 2000 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company, filed via EDGAR with Post-Effective Amendment No. 46 (File No. 033-6931) on August 23, 2004, and incorporated herein by reference.

9(c). Amendment dated July 2, 2001 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company, filed via EDGAR with Post-Effective Amendment No. 46 (File No. 033-6931) on August 23, 2004, and incorporated herein by reference.

9(d). Amendment dated May 10, 2002 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company, filed via EDGAR with Post-Effective Amendment No. 46 (File No. 033-6931) on August 23, 2004, and incorporated herein by reference.

10(a). Amended and Restated Distribution Plan for Class A Shares, effective August 27, 1997, filed via EDGAR as Exhibit 15.1 with Post-Effective Amendment No. 27 (File No. 033-6931) on October 27, 1997, and incorporated herein by reference.

10(b). Distribution Plan for Class B Shares, effective May/June 2000, filed via EDGAR with Post-Effective Amendment No. 41 (File No. 033-6931) on August 28, 2000, and incorporated herein by reference.

10(c). Distribution Plan for Class C Shares, effective May/June 2000, filed via EDGAR with Post-Effective Amendment No. 41 (File No. 033-6931) on August 28, 2000, and incorporated herein by reference.

10(d). First Amendment to the Amended and Restated Distribution Plan for Class A Shares effective May 21, 2003 filed via EDGAR with Post-Effective Amendment No. 45 (File No. 033-6931) on August 26, 2003, and incorporated herein by reference.

10(e). 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, adopted August 17, 2004, filed via EDGAR with Post-Effective Amendment No. 49 (File No. 033-6931) on July 22, 2005, and incorporated herein by reference.

10(f). First Amendment to 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, adopted August 17, 2004, filed via EDGAR with Post-Effective Amendment No. 49 (File No. 033-6931) on July 22, 2005, and incorporated herein by reference.

10(g). Second Amendment to 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, adopted August 17, 2004, filed via EDGAR with Post-Effective Amendment No. 49 (File No. 033-6931) on July 22, 2005, and incorporated herein by reference.

11.      Opinion and consent of Kevin J. Carr, Esq. is filed herein.

12.      Tax opinion and consent of counsel. To be filed by amendment.

13(a). Transfer Agency and Service Agreement between Registrant and PEPCO dated June 1, 1994, filed via EDGAR as Exhibit 9.1 with Post-Effective Amendment No. 25 (File No. 033-6931) on August 20, 1997, and incorporated herein by reference.

13(b). First Amendment to Transfer Agency and Service Agreement between Registrant and PEPCO Inc. dated February 28, 2004, filed via EDGAR with Post-Effective Amendment No. 46 (File No. 033-6931) on August 23, 2004, and incorporated herein by reference.

13(c). Second Amendment to the Transfer Agency and Service Agreement between Registrant and PEPCO dated May 18, 2005, filed with Post-Effective Amendment No. 50 (File 033-6931) on February 15, 2006, and incorporated herein by reference.

13(d). Amended and Restated Financial Agent Agreement between Registrant and PEPCO dated November 19, 1997, filed via EDGAR as Exhibit 9.3 with Post-Effective Amendment No. 28 (File No. 033-6931) on February 13, 1998, and incorporated herein by reference.

13(e). First Amendment to Financial Agent Agreement between Registrant and PEPCO, effective as of February 27, 1998, filed via EDGAR as Exhibit
         9.4 with Post-Effective Amendment No. 29 (File No. 033-6931) on August 28, 1998, and incorporated herein by reference.

13(f). Second Amendment to Financial Agent Agreement between Registrant and PEPCO, effective as of June 1, 1998, filed via EDGAR as Exhibit 9.5 with Post-Effective Amendment No. 29 (File No. 033-6931) on August 28, 1998, and incorporated herein by reference.

13(g). Third Amendment to Amended and Restated Financial Agent Agreement between Registrant and PEPCO effective as of January 1, 2003, filed via EDGAR with Post-Effective Amendment No. 45 (File No. 033-6931) on August 26, 2003, and incorporated herein by reference.

13(h). Fourth Amendment to the Amended and Restated Financial Agent Agreement between Registrant and PEPCO, effective as of October 21, 2004, filed via EDGAR with Post-Effective Amendment No. 50 (File No. 033-6931) on February 15, 2006, and incorporated herein by reference.

13(i). Sub-Transfer Agency and Service Agreement between PEPCO and Boston Financial Data Services, Inc. dated as of January 1, 2005, filed via EDGAR with Post-Effective Amendment No. 51 (File No. 033-6931) on July 28, 2006, and incorporated herein by reference.

14. Consent of PricewaterhouseCoopers LLP with respect to Phoenix Strategic Growth Fund of the Registrant and Phoenix Large-Cap Growth Fund of the Registrant is filed herein.

15.      Not applicable.

16.      Powers of Attorney for E. Virgil Conway, Harry Dalzell-Payne, Francis
         E. Jeffries, Leroy Keith, Jr., Marilyn E. LaMarche, Philip R. McLoughlin, Geraldine M. McNamara, James M. Oates and Richard E. Segerson are filed herein.

17.      Not applicable.

Item 17.       Undertakings.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include the tax opinion required by Item 16.12.

                                   SIGNATURES

         As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Hartford, and State of Connecticut on the 30th day of August, 2006.

                                            PHOENIX STRATEGIC EQUITY SERIES FUND

ATTEST:  /s/ Kevin J. Carr                  By:      /s/ Daniel T. Geraci
         -----------------                           --------------------
Name:       Kevin J. Carr                   Name:    Daniel T. Geraci
Title:      Secretary                       Title:   President

         As required by the Securities Act of 1933, the following persons have signed this registration statement in the capacities indicated on the 30th day of August, 2006.

Signatures                               Title
----------                               -----

/s/ E. Virgil Conway                     Trustee
--------------------------
    E. Virgil Conway*

/s/ W. Patrick Bradley                   Chief Financial Officer and Treasurer
--------------------------               (Principal Financial and Accounting
w. Patrick Bradley                       Officer)


/s/ Harry Dalzell-Payne                  Trustee
--------------------------
Harry Dalzell-Payne*

/s/ Daniel T. Geraci                     President (Principal Executive Officer)
--------------------------
Daniel T. Geraci

/s/ Francis E. Jeffries                  Trustee
--------------------------
Francis E. Jeffries*

/s/ Leroy Keith, Jr.                     Trustee
--------------------------
Leroy Keith, Jr.*

/s/ Marilyn E. LaMarche                  Trustee
--------------------------
Marilyn E. LaMarche*

/s/ Philip R. McLoughlin                 Chairman
--------------------------
Philip R. McLoughlin*

/s/ Geraldine M. McNamara                Trustee
--------------------------
Geraldine M. McNamara*

/s/ James M. Oates                       Trustee
--------------------------
James M. Oates*

/s/ Richard E. Segerson                  Trustee
--------------------------
Richard E. Segerson*


* By: /s/ Daniel T. Geraci
      --------------------
         Daniel T. Geraci
         Attorney-in-fact, pursuant to powers of attorney.

                                  EXHIBIT INDEX

Exhibit         Item
-------         ----

11.             Opinion and consent of Kevin J. Carr, Esq.

14. Consent of PricewaterhouseCoopers LLP with respect to Phoenix Strategic Growth Fund of the Registrant and Phoenix Large-Cap Growth Fund of the Registrant

16. Powers of Attorney for E. Virgil Conway, Harry Dalzell-Payne, Francis E. Jeffries, Leroy Keith, Jr., Marilyn E. LaMarche, Philip R. McLoughlin, Geraldine M. McNamara, James M. Oates and Richard E. Segerson